SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.   )
Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]
Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section
         240.14a-12

                             Synovus Financial Corp.
________________________________________________________________________________
                    (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
             1)  Title of each class of securities to which transaction applies:
             ___________________________________________________________________

             2)   Aggregate number of securities to which transaction applies:
             ___________________________________________________________________

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ___________________________________________________________________

             4)   Proposed maximum aggregate value of transaction:
             ___________________________________________________________________

             5)   Total fee paid:
             ___________________________________________________________________
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
             1)   Amount Previously Paid:
             ___________________________________________________________________
             2)   Form, Schedule or Registration Statement No.:
             ___________________________________________________________________
             3)   Filing Party:
             ___________________________________________________________________
             4)   Date Filed:
             ___________________________________________________________________

                                    [LOGO](R)
                                   SYNOVUS(R)


JAMES H. BLANCHARD
CHAIRMAN OF THE BOARD
                                                         March 14, 2002

Dear Shareholder:

     You are cordially invited to attend our Annual Meeting of Shareholders at 10:00 a.m. on Wednesday, April 24, 2002, in the South Hall of the Columbus, Georgia Convention & Trade Center. Enclosed with this Proxy Statement are your proxy card and the 2001 Annual Report.

     We hope that you will be able to be with us and let us give you a review of 2001. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to vote promptly.

     Thank you for helping us make 2001 a good year. We look forward to your continued support in 2002 and another good year.

                                        Sincerely yours,
                                        /s/James H. Blanchard
                                        JAMES H. BLANCHARD

Synovus Financial Corp.     Post Office Box 120     Columbus, Georgia 31902-0120

                                   SYNOVUS(R)


                    NOTICE OF THE 2002 ANNUAL MEETING OF SHAREHOLDERS

TIME............... 10:00 a.m. E.T.
                    Wednesday, April 24, 2002

PLACE.............. South Hall
                    Columbus, Georgia Convention & Trade Center
                    801 Front Avenue
                    Columbus, Georgia 31901

ITEMS OF BUSINESS.. (1)  To elect eight directors to serve until the Annual
                         Meeting of Shareholders in 2005.

                    (2) To approve the Synovus Financial Corp.2002 Long-Term Incentive Plan.

                    (3) To transact such other business as may properly come before the meeting and any adjournment thereof.

WHO MAY VOTE....... You can vote if you were a shareholder of record on
                    February 15, 2002.

ANNUAL REPORT...... A copy of the Annual Report is enclosed.

PROXY VOTING....... Your vote is important. Please vote in one of these ways:

                    (1) Use the toll-free telephone number shown on the proxy card;

                    (2)   Visit the web site listed on your proxy card;

                    (3) Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope provided; or

                    (4)   Submit a ballot at the Annual Meeting.


                                        /s/G. Sanders Griffith, III
                                        G. SANDERS GRIFFITH, III
                                        Secretary

Columbus, Georgia
March 14, 2002


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES PROMPTLY.

                               TABLE OF CONTENTS

Voting Information.............................................................1
Election of Directors..........................................................3
Board of Directors.............................................................6
Audit Committee Report.........................................................8
Directors' Compensation........................................................9
Executive Officers.............................................................9
Stock Ownership of Directors and Executive Officers...........................10
Directors' Proposal to Approve the Synovus Financial Corp.
     2002 Long-Term Incentive Plan............................................11
Executive Compensation........................................................16
Stock Performance Graph.......................................................20
Compensation Committee Report on Executive Compensation.......................20
Compensation Committee Interlocks and
     Insider Participation....................................................23
Transactions With Management..................................................24
Principal Shareholders........................................................26
Relationships Between Synovus, Columbus Bank, TSYS and
     Certain of Synovus' Subsidiaries and Affiliates..........................27
Section 16(a) Beneficial Ownership Reporting Compliance.......................30
Independent Auditors..........................................................30
General Information:
     Financial Information....................................................31
     Shareholder Proposals for the 2003 Proxy Statement.......................31
     Director Nominees or Other Business for Presentation
          at the Annual Meeting...............................................31
     Solicitation of Proxies..................................................31
     Householding.............................................................31
Financial Appendix...........................................................F-1

                                PROXY STATEMENT
                               VOTING INFORMATION

PURPOSE

     This Proxy Statement and the accompanying proxy card are being mailed to Synovus shareholders beginning March 14, 2002. The Synovus Board of Directors is soliciting proxies to be used at the 2002 Annual Meeting of Synovus Shareholders which will be held on April 24, 2002, at 10:00 a.m., in the South Hall of the Columbus, Georgia Convention & Trade Center. Proxies are solicited to give all shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted upon at the Annual Meeting of Shareholders or any adjournment of that meeting.

WHO CAN VOTE

     You are entitled to vote if you were a shareholder of record of Synovus stock as of the close of business on February 15, 2002. Your shares can be voted at the meeting only if you are present or represented by a valid proxy.

SHARES OUTSTANDING

     A majority of the votes entitled to be cast by the holders of the outstanding shares of Synovus stock must be present, either in person or represented by proxy, in order to conduct the Annual Meeting of Synovus Shareholders. On February 15, 2002, 294,807,278 shares of Synovus stock were outstanding.

PROXY CARD

     The Board has designated two individuals to serve as proxies to vote the shares represented by proxies at the Annual Meeting of Shareholders.

     If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the designated proxies in favor of the election of all of the director nominees and in accordance with the directors' recommendations on the other proposal listed on the proxy card. The designated proxies will vote in their discretion on any other matter that may properly come before the meeting. At the date the Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

VOTING OF SHARES

     Holders of Synovus stock are entitled to ten votes on each matter submitted to a vote of shareholders for each share of Synovus stock owned on February 15, 2002 which: (i) has had the same owner since February 15, 1998; (ii) was acquired by reason of participation in a dividend reinvestment plan offered by Synovus and is held by the same owner who acquired it under such plan; (iii) is held by the same owner to whom it was issued as a result of an acquisition of a company or business by Synovus where the resolutions adopted by Synovus' Board of Directors approving the acquisition specifically grant ten votes per share;
(iv) was acquired under any employee, officer and/or director benefit plan maintained for one or more employees, officers and/or directors of Synovus and/or its subsidiaries, and is held by the same owner for whom it was acquired under any such plan; (v) is held by the same owner to whom it was issued by Synovus, or to whom it was transferred by Synovus from treasury shares, and the resolutions adopted by Synovus' Board of Directors approving such issuance and/or transfer specifically grant ten votes per share; (vi) was acquired as a direct result of a stock split, stock dividend or other type of share distribution if the share as to which it was distributed was acquired prior to, and has been held by the same owner since, February 15, 1998; (vii) has been owned continuously by the same shareholder for a period of 48 consecutive months prior to the record date of any meeting of shareholders at which the share is eligible to be voted; or (viii) is owned by a holder who, in addition to shares which are owned under the provisions of (i)-(vii) above, is the owner of less than 1,139,063 shares of Synovus stock (which amount has been appropriately adjusted to reflect stock splits and with such amount to be appropriately adjusted to properly reflect any other change in Synovus stock by means of a stock split, a stock dividend, a recapitalization or otherwise). Shareholders of shares of Synovus stock not described above are entitled to one vote per share for each share. The actual voting power of each holder of shares of Synovus stock will be based on information possessed by Synovus at the time of the Annual Meeting.

     As Synovus stock is registered with the Securities and Exchange Commission and is traded on the New York Stock Exchange, Synovus stock is subject to the provisions of an NYSE rule which, in general, prohibits a company's common stock and equity securities from being authorized or remaining authorized for trading on the NYSE if the company issues securities or takes other corporate action that would have the effect of nullifying, restricting or disparately reducing the voting rights of existing shareholders of the company. However, the rule contains a "grandfather" provision, under which Synovus' ten vote provision falls, which, in general, permits grandfathered disparate voting rights plans to continue to operate as adopted. The number of votes that each shareholder will be entitled to exercise at the Annual Meeting will depend upon whether each share held by the shareholder meets the requirements which entitle one share of Synovus stock to ten votes on each matter submitted to a vote of shareholders. Shareholders of Synovus stock must complete the Certification on the proxy in order for any of the shares represented by the proxy to be entitled to ten votes per share. All shares entitled to vote and represented in person or by properly completed proxies received before the polls are closed at the Annual Meeting, and not revoked or superceded, will be voted in accordance with instructions indicated on those proxies.

SHAREHOLDERS WHO DO NOT CERTIFY ON THEIR PROXY CARDS THAT THEY ARE ENTITLED TO TEN VOTES PER SHARE WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE.

     Synovus Dividend Reinvestment and Direct Stock Purchase Plan: If you participate in this Plan, your proxy card represents shares held in the Plan, as well as shares you hold directly in certificate form registered in the same name.

REQUIRED VOTES - ELECTION OF DIRECTOR NOMINEES

     Directors are elected by a plurality of the votes, which means the eight nominees who receive the largest number of properly executed votes will be elected as directors. Cumulative voting is not permitted. Shares that are represented by proxies which are marked "withhold authority" for the election of one or more director nominees will not be counted in determining the number of votes cast for those persons.

REQUIRED VOTES - OTHER MATTERS

     The affirmative vote of a majority of the votes cast (in person or by proxy and entitled to vote at the Annual Meeting) is needed to approve the Synovus 2002 Long-Term Incentive Plan.

TABULATION OF VOTES

     Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included in the vote totals with respect to those matters and, therefore, will have no effect on the vote. In addition, if a broker indicates on the proxy card that it does not have discretionary authority on other matters considered at the meeting, those shares will not be counted in determining the number of votes cast with respect to those matters.

HOW YOU CAN VOTE

     You may vote by proxy or in person at the meeting. To vote by proxy, you may select one of the following options:

     Vote By Telephone:

     You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the shareholder by using individual control numbers. If you vote by telephone, you do NOT need to return your proxy card.

     Vote By Internet:

     You can also choose to vote on the Internet. The web site for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded, and you can consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you vote on the Internet, you do NOT need to return your proxy card.

     Vote By Mail:

     If you choose to vote by mail, simply mark your proxy card, date and sign it, sign the Certification and return it in the postage-paid envelope provided.

REVOCATION OF PROXY

     If you vote by proxy, you may revoke that proxy at any time before it is voted at the meeting. You may do this by (a) signing another proxy card with a later date and returning it to us prior to the meeting, (b) voting again by telephone or on the Internet prior to the meeting, or (c) attending the meeting in person and casting a ballot.

COLUMBUS BANK AND TRUST COMPANY AND TOTAL SYSTEM SERVICES, INC.

     Synovus is the owner of all of the issued and outstanding shares of common stock of Columbus Bank and Trust Company(R)("Columbus Bank"). Columbus Bank owns individually 81.1% of the outstanding shares of Total System Services, Inc.(R) ("TSYS(R)"), an electronic transaction processing company.

                             ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
ALL NOMINEES.

NUMBER

     At the date of this Proxy Statement, the Board of Directors of Synovus consists of 18 members. As 20 board seats have been authorized by Synovus' shareholders, Synovus has two directorships which remain vacant. These vacant directorships could be filled in the future at the discretion of Synovus' Board of Directors. This discretionary power gives Synovus' Board of Directors the flexibility of appointing new directors in the periods between Synovus' Annual Meetings should suitable candidates come to its attention. The Board is divided into three classes whose terms are staggered so that the term of one class expires at each Annual Meeting of Shareholders. The terms of office of the Class I directors expire at the 2004 Annual Meeting, the terms of office of the Class II directors expire at the 2002 Annual Meeting and the terms of office of the Class III directors expire at the 2003 Annual Meeting. Eight director nominees have been nominated for election as Class II directors at this meeting. Proxies cannot be voted at the 2002 Annual Meeting for a greater number of persons than the number of nominees named.

NOMINEES

     The following nominees have been selected by the Corporate Governance Committee and approved by the Board for submission to the shareholders:
Daniel P. Amos, Richard W. Anthony, Joe E. Beverly, Walter M. Deriso, Jr., Elizabeth R. James, Mason H. Lampton, Elizabeth C. Ogie and Melvin T. Stith.

     The Board believes that each director nominee will be able to stand for election. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of the remaining nominees and in favor of any substitute nominee named by the Board upon the recommendation of the Corporate Governance Committee. If you do not wish your shares voted for one or more of the nominees, you may so indicate on the proxy.

MEMBERS OF THE BOARD OF DIRECTORS

     Following is the principal occupation, age and certain other information for each director nominee and other directors serving unexpired terms.

---------------------------------------------------------------------------------------------------------
                                   Synovus        Year
                                   Director       First
                                   Classifi-      Elected           Principal Occupation
Name                       Age     cation         Director          and Other Information
-------------------------  -----   --------       ----------        -------------------------------------

Daniel P. Amos<f1>         50        II              2001           Chief Executive Officer and Director,
                                                                    AFLAC Incorporated (Insurance Holding
                                                                    Company)

Richard E. Anthony<f2>     55        II              1993           Vice Chairman of the Board,
                                                                    Synovus Financial Corp.; Chairman
                                                                    of the Board, First Commercial Bank
                                                                    of Birmingham (Banking Subsidiary
                                                                    of Synovus)

Joe E. Beverly             60        II              1983           Chairman of the Board, Commercial
                                                                    Bank, Thomasville, Georgia
                                                                    (Banking Subsidiary of Synovus);
                                                                    Director, Flowers Foods, Inc. and
                                                                    Plum Creek Timber Company, Inc.

James H. Blanchard<f3>     60         I              1972           Chairman of the Board and Chief
                                                                    Executive Officer, Synovus Financial
                                                                    Corp.; Chairman of the Executive
                                                                    Committee, Total System Services,
                                                                    Inc.; Director, BellSouth Corporation

Richard Y. Bradley         63       III              1991           Partner, Bradley & Hatcher (Law
                                                                    Firm); Director, Total System
                                                                    Services, Inc.

Walter M. Deriso, Jr.<f4>  55        II              1997           Vice Chairman of the Board,
                                                                    Synovus Financial Corp.; Chairman
                                                                    of the Board, Security Bank and
                                                                    Trust Company, Albany, Georgia
                                                                    (Banking Subsidiary of Synovus)

C. Edward Floyd, M.D.      67         I              1995           Vascular Surgeon

Gardiner W. Garrard, Jr.   61         I              1972           President, The Jordan Company
                                                                    (Real Estate Development); Director,
                                                                    Total System Services, Inc.

V. Nathaniel Hansford<f5>  58         I              1985           President, North Georgia College
                                                                    and State University
                                       4

John P. Illges, III        67       III              1997           Senior Vice President and Financial
                                                                    Consultant, Retired, The Robinson-Humphrey
                                                                    Company, Inc. (Stockbroker);
                                                                    Director, Total System Services, Inc.

Elizabeth R. James<f6>     40        II              2001           Vice Chairman of the Board, Chief Information
                                                                    Officer and Chief People Officer,
                                                                    Synovus Financial Corp.

Alfred W. Jones III        44         I              2001           Chairman of the Board and Chief Executive
                                                                    Officer, Sea Island Company (Real Estate
                                                                    Development and Mangement); Director,
                                                                    Total System Services, Inc.

Mason H. Lampton           54        II              1993           Chairman of the Board and President,
                                                                    The Hardaway Company and Chairman of the
                                                                    Board, Standard Concrete Products
                                                                    (Construction Companies);
                                                                    Director, Total System Services, Inc.

Elizabeth C. Ogie<f7>      51        II              1993           Private Investor

H. Lynn Page               61         I              1978           Director, Synovus Financial
                                                                    Corp., Columbus Bank and Trust
                                                                    Company and Total System Services,
                                                                    Inc.

Melvin T. Stith            55        II              1998           Dean, College of Business, Florida
                                                                    State University; Director,
                                                                    Correctional Services Corp.

William B. Turner<f7><f8>  79       III              1972           Chairman of the Executive
                                                                    Committee, Columbus Bank and
                                                                    Trust Company and Synovus
                                                                    Financial Corp.; Advisory Director, W.
                                                                    C. Bradley Co. (Metal Manufacturer
                                                                    and Real Estate); Director,
                                                                    Total System Services, Inc.

James D. Yancey<f9>        60         I              1978           President and Chief Operating Officer, Synovus
                                                                    Financial Corp.; Chairman of the Board,
                                                                    Columbus Bank and Trust Company;
                                                                    Director, Total System Services, Inc.
                                                                    and Shoney's, Inc.

-------------

<f1> Daniel P. Amos was elected as a director of Synovus in July 2001 by
     Synovus' Board of Directors to fill a vacant Board seat. Mr. Amos previously served as a director of Synovus from 1991 until 1998, when he resigned as a director as required by federal banking regulations to join the board of a company affiliated with a Japanese bank.

<f2> Richard E. Anthony was elected Vice Chairman of Synovus in September 1995.
     Prior to 1995, Mr. Anthony served, and continues to serve, as President of Synovus Financial Corp. of Alabama and Chairman of the Board of First Commercial Bank of Birmingham, both of which companies are subsidiaries of Synovus.
                                       5

<f3> James H. Blanchard was elected Chairman of the Board of Synovus in April
     1986. Prior to 1986, Mr. Blanchard served in various capacities with Synovus, Columbus Bank and/or TSYS, including President of Synovus.

<f4> Walter M. Deriso, Jr. was elected Vice Chairman of Synovus in January
     1997. Prior to 1997, Mr. Deriso served as President of Security Bank and Trust Company.

<f5> V. Nathaniel Hansford was elected President of North Georgia College and
     State University in July 1999. Prior to 1999, Mr. Hansford served as Professor and Dean Emeritus of the University of Alabama School of Law.

<f6> Elizabeth R. James was elected as a director of Synovus in July 2001 by Synovus' Board of Directors to fill a vacant Board seat. Ms. James was elected Vice Chairman of Synovus in May 2000. Prior to 2000, Ms. James served in various capacities with Synovus, Columbus Bank and/or TSYS, including Chief Information Officer and Chief People Officer of Synovus.

<f7> Elizabeth C. Ogie is William B. Turner's niece.

<f8> William B. Turner was elected  Chairman  of the Executive Committee of
     Synovus in April 1986. Prior to 1986, Mr. Turner served in various capacities with Synovus and/or Columbus Bank, including Chairman of the Board of both Synovus and Columbus Bank.

<f9> James D. Yancey  was elected President and Chief Operating Officer of
     Synovus in April 1998. Prior to 1998, Mr. Yancey served in various capacities with Synovus and/or Columbus Bank, including Vice Chairman of the Board and President of both Synovus and Columbus Bank.

                               BOARD OF DIRECTORS

CORPORATE GOVERNANCE PHILOSOPHY

     The business affairs of Synovus are managed under the direction of the Board of Directors in accordance with the Georgia Business Corporation Code, as implemented by Synovus' Articles of Incorporation and bylaws.

     The role of the Board of Directors is to effectively govern the affairs of Synovus for the benefit of its shareholders and other constituencies, which include Synovus employees, customers and the communities in which it does business. The Board strives to ensure the success and continuity of business through the election of qualified management. It is also responsible for ensuring that Synovus' activities are conducted in a responsible and ethical manner. The Corporate Governance Committee conducts an annual review of corporate governance procedures. A majority of Synovus' directors are independent, nonemployee directors.

SUBMISSION OF DIRECTOR CANDIDATES

     Shareholders who wish to suggest qualified candidates for consideration as directors of Synovus by the Corporate Governance Committee should write to:
Corporate Secretary, Synovus Financial Corp., 901 Front Avenue, Suite 301, Columbus, Georgia 31901, stating in detail the qualifications of such persons.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held four meetings in 2001. All directors attended at least 75% of Board and committee meetings held during their tenure during 2001. The average attendance by directors at the aggregate number of Board and committee meetings they were scheduled to attend was 99%.

COMMITTEES OF THE BOARD

     Synovus' Board of Directors has four principal standing committees -- an Executive Committee, an Audit Committee, a Corporate Governance Committee and a Compensation Committee. The following table shows the membership of the various committees.

-------------------------------------------------------------------------------------------------------------------------
Executive                     Audit                         Corporate Governance         Compensation
----------                    -----                         --------------------         -------------
William B. Turner, Chair      John P. Illges, III, Chair    Richard Y. Bradley, Chair    Gardiner W. Garrard, Jr., Chair
James H. Blanchard            H. Lynn Page                  Daniel P. Amos               V. Nathaniel Hansford
Richard Y. Bradley            Melvin T. Stith               C. Edward Floyd              Alfred W. Jones III
Gardiner W. Garrard, Jr.                                    Elizabeth C. Ogie            Mason H. Lampton
John P. Illges, III
Mason H. Lampton
James D. Yancey
--------------------------------------------------------------------------------------------------------------------------

     Executive Committee. Synovus' Executive Committee held five meetings in 2001. During the intervals between meetings of Synovus' Board of Directors, Synovus' Executive Committee possesses and may exercise any and all of the powers of Synovus' Board of Directors in the management and direction of the business and affairs of Synovus with respect to which specific direction has not been previously given by Synovus' Board of Directors.

     Audit Committee. Synovus' Audit Committee held five meetings in 2001. Its Report begins on page 8. The primary functions to be engaged in by Synovus' Audit Committee include:

     . Monitoring the quality and integrity of Synovus' financial reporting process and systems of internal controls regarding finance, accounting, regulatory and legal compliance;

     . Monitoring the independence and performance of Synovus' independent auditors and internal auditing activities; and

     . Providing an avenue of communication among the independent auditors, management, internal audit and the Board of Directors.

     Corporate Governance Committee. Synovus' Corporate Governance Committee held three meetings in 2001. The primary functions to be engaged in by Synovus' Corporate Governance Committee include:

     . Making recommendations to the Board regarding the governance of Synovus as reflected in Synovus' Articles of Incorporation and bylaws;

     . Making recommendations to the Board regarding Board administration, including developing criteria for selecting and retaining Board members, seeking qualified candidates for the Board and recommending assignment of Board members to appropriate Board committees;

     . Making recommendations to the Board regarding a policy and program regarding director compensation and annual assessment of Board performance;

     . Establishing procedures for the Chief Executive Officer's annual performance review; and

     . Establishing procedures for annual reviews of succession planning and management development.

     Compensation Committee. Synovus' Compensation Committee held five meetings in 2001. Its Report on Executive Compensation begins on page 20. The primary functions to be engaged in by Synovus' Compensation Committee include:

     .    The design and oversight of Synovus' executive compensation program;

     . The design and oversight of all compensation and benefit programs in which employees, officers and directors of Synovus are eligible to participate; and

     .    Performing an annual evaluation of the Chief Executive Officer.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is comprised of three directors who the Board and Audit Committee believe are independent as defined in the New York Stock Exchange's listing standards.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of Synovus' financial reporting process. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     . Reviewed and discussed with management Synovus' audited financial statements as of and for the year ended December 31, 2001;

     . Discussed with KPMG LLP, Synovus' independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees); and

     . Received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP their independence.

     Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in Synovus' Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

     This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement, except to the extent Synovus specifically requests that the Report be specifically incorporated by reference.

The Audit Committee

John P. Illges, III
H. Lynn Page
Melvin T. Stith

FEES PAID TO KPMG LLP

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Synovus' annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP. All amounts include fees for services provided to TSYS by KPMG.

     Audit fees, including out-of-pocket expenses                     $  779,000
                                                                      ==========
     Financial information systems design and implementation          $        0
                                                                      ==========
     All other fees, including out of pocket expenses:
          Audit related fees (1)                                         651,000
          Other non-audit services (2)                                 1,094,000
                                                                      ----------
     Total all other fees                                             $1,745,000
                                                                      ==========

     (1) Audit related fees consisted principally of audits of financial statements of employee benefit plans, reviews of registration statements, issuance of consents and other filing matters related to such registration statements, audits of financial statements of subsidiaries, synthetic lease compliance reports, reports on data center reviews, assistance to internal audit in certain computer control technical audits and the performance of other procedures to meet applicable regulatory requirements.

     (2) Other non-audit fees consisted of tax compliance and tax planning associated with international operations, expatriate tax services and assistance with certain network security matters.

     The Audit Committee has considered whether the provision of the non-audit services to Synovus described above is compatible with maintaining KPMG's independence.

                             DIRECTORS' COMPENSATION

COMPENSATION

     During 2001, directors received the following compensation:

     Annual retainer                                        $20,000
     Attendance fee for each Board meeting                  $ 1,800
     Attendance fee for each Executive Committee meeting,
          including the chairman                            $ 1,800
     Attendance fee for each committee meeting chaired,
          other than executive                              $ 1,200
     Attendance fee for committee meetings,
          other than executive                              $   750

     Directors may elect to defer all or a portion of their cash compensation. Deferred amounts are deposited into one or more investment funds chosen by the director. All deferred fees are payable in cash.

DIRECTOR STOCK PURCHASE PLAN

     Synovus' Director Stock Purchase Plan is a nontax-qualified, contributory stock purchase plan pursuant to which qualifying Synovus directors can purchase, with the assistance of contributions from Synovus, presently issued and outstanding shares of Synovus stock. Under the terms of the Director Stock Purchase Plan, qualifying directors can elect to contribute up to $5,000 per calendar quarter to make purchases of Synovus stock, and Synovus contributes an additional amount equal to 50% of the directors' cash contributions. Participants in the Director Stock Purchase Plan are fully vested in, and may request the issuance to them of, all shares of Synovus stock purchased for their benefit under the Plan.

CONSULTING SERVICES

     H. Lynn Page, a director and the former Vice Chairman of the Board of Synovus, and Synovus are parties to a Consulting Agreement pursuant to which Mr. Page was paid $24,000 by Synovus during 2001 for providing consulting and advisory services to Synovus in connection with portfolio management and potential opportunities for business expansion.

     Joe E. Beverly, a director and the former Vice Chairman of the Board of Synovus, and Synovus are parties to a Retirement Agreement pursuant to which Mr. Beverly was paid $24,000 by Synovus during 2001 for providing consulting and advisory services to Synovus relating to Synovus' affiliate banks.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age and position with Synovus of each executive officer of Synovus.

Name                      Age  Position with Synovus
-----------------------   ---  ------------------------------------------------
James H. Blanchard        60   Chairman of the Board and Chief Executive Officer

                                       9

William B. Turner         79   Chairman of the Executive Committee
James D. Yancey           60   President and Chief Operating Officer
Richard E. Anthony        55   Vice Chairman of the Board
Walter M. Deriso, Jr.     55   Vice Chairman of the Board
Elizabeth R. James        40   Vice Chairman of the Board, Chief Information
                                Officer and Chief People Officer
G. Sanders Griffith, III  48   Senior Executive Vice President, General
                                Counsel and Secretary
Thomas J. Prescott        47   Executive Vice President and
                                Chief Financial Officer
Mark G. Holladay          46   Executive Vice President and
                                Chief Credit Officer
Calvin Smyre              54   Executive Vice President, Corporate Affairs

     G. Sanders Griffith, III was elected Senior Executive Vice President, General Counsel and Secretary of Synovus in October 1995. From 1988 until 1995, Mr. Griffith served in various capacities with Synovus, including Executive Vice President, General Counsel and Secretary. Thomas J. Prescott was elected Executive Vice President and Chief Financial Officer of Synovus in December 1996. From 1987 until 1996, Mr. Prescott served in various capacities with Synovus, including Executive Vice President and Treasurer. Mark G. Holladay was elected Executive Vice President and Chief Credit Officer of Synovus in April 2000. From 1974 until 2000, Mr. Holladay served in various capacities with Columbus Bank, including Executive Vice President. Calvin Smyre was elected Executive Vice President of Synovus in November 1996. From 1976 until 1996, Mr. Smyre served in various capacities with Columbus Bank and/or Synovus, including Senior Vice President of Synovus.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth ownership of shares of Synovus stock by each director, by each executive officer named in the Summary Compensation Table on page 16 and by all directors and executive officers as a group as of December 31, 2001.

                              Shares of          Shares of       Shares of
                              Synovus Stock      Synovus Stock   Synovus Stock   Total          Percentage of
                              Beneficially       Beneficially    Beneficially    Shares of      Outstanding
                              Owned with         Owned with      Owned with      Synovus        Shares of
                              Sole Voting        Shared Voting   Sole Voting     Stock          Synovus Stock
                              and Invest-        and Invest-     but no Invest-  Beneficially   Beneficially
                              ment Power         ment Power      ment Power      Owned as of    Owned as of
Name                          as of 12/31/01     as of 12/31/01  as of 12/31/01  12/31/01<f1>   12/31/01
----------------------        ---------------    --------------  --------------  -------------- --------------
Daniel P. Amos                      301          365,140               ---            365,441            *
Richard E. Anthony              434,845          192,694             8,584          1,046,234            *
Joe E. Beverly                  420,200            4,100               ---            528,790            *
James H. Blanchard              943,604          211,360           112,968          2,693,812            *
Richard Y. Bradley               22,907           84,887              ---             107,794            *
Walter M. Deriso, Jr.            32,812              589              ---             251,076            *
C. Edward Floyd, M.D.           836,348          252,547              ---           1,088,895            *
Gardiner W. Garrard, Jr.        204,147          927,075              ---           1,131,222            *
G. Sanders Griffith, III        101,310             ---             60,330            546,638            *
V. Nathaniel Hansford           127,422          415,612              ---             543,034            *
John P. Illges, III             281,053          441,429              ---             722,482            *
Elizabeth R. James               13,152              105              ---             107,064            *
Alfred W. Jones III               4,684             ---               ---               4,684            *
Mason H. Lampton                 92,106          279,761<f2>          ---             371,867            *
Elizabeth C. Ogie                57,620        2,841,782<f3>          ---           2,899,402           1.0
H. Lynn Page                    758,116           11,515              ---             769,631            *

                                       10

Melvin T. Stith                   2,914              102              ---               3,016            *
William B. Turner             2,138,960        4,653,357<f3>          ---           6,792,317          2.3
James D. Yancey               1,030,156           61,677              ---           1,964,347            *
Directors and Executive
  Officers as a Group
   (22 persons)               7,618,264        8,175,527<f3>       182,369         19,717,752          6.6

*    Less than one percent of the outstanding shares of Synovus stock.
---------------------------

<f1> The totals shown for the following  directors  and executive officers of
     Synovus include the number of shares of Synovus stock that each individual has the right to acquire within 60 days through the exercise of stock options:

          Person                                       Number of Shares
          ------                                       ----------------
     Richard E. Anthony                                     410,111
     Joe E. Beverly                                         104,490
     James H. Blanchard                                   1,425,880
     Walter M. Deriso, Jr.                                  217,675
     G. Sanders Griffith, III                               384,998
     Elizabeth R. James                                      93,807
     James D. Yancey                                        872,514

     In addition, the other executive officers of Synovus have rights to acquire an aggregate of 318,483 shares of Synovus stock within 60 days through the exercise of stock options.

<f2> Includes 276,187 shares of Synovus stock held in a trust for which
     Mr. Lampton is not the trustee. Mr. Lampton disclaims beneficial ownership of such shares.

<f3> Includes 2,568,205 shares of Synovus stock held by a charitable foundation of which Mrs. Ogie and Mr. Turner are among the trustees.

     For a detailed discussion of the beneficial ownership of TSYS stock by Synovus' named executive officers and directors and by all directors and executive officers of Synovus as a group, see "TSYS Stock Ownership of Directors and Management" on page 27.

           DIRECTORS' PROPOSAL TO APPROVE THE SYNOVUS FINANCIAL CORP.
                          2002 LONG-TERM INCENTIVE PLAN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     Synovus' compensation program includes long-term performance awards under the Synovus Financial Corp. 2002 Long-Term Incentive Plan (the "2002 Plan"). The purpose of the 2002 Plan is to attract, retain, motivate and reward employees and non-employee directors who make a significant contribution to Synovus' long-term success, and to enable such employees and non-employee directors to acquire and maintain an equity interest in Synovus. Subject to approval by Synovus' shareholders, compensation paid pursuant to the 2002 Plan is intended, to the extent reasonable, to qualify for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as may be amended from time to time ("Section 162(m)").

     Eligibility and Participation. Any employee of Synovus and any non-employee director of Synovus, which is approximately 11,121 persons, is eligible to be selected to participate in the 2002 Plan. The Committee, as described below, has discretion to select participants from year to year.

     Shares Subject to the Plan. The aggregate number of shares of Synovus stock which may be granted to participants pursuant to awards granted under the 2002 Plan may not exceed fourteen million (14,000,000).

     Awards Under the 2002 Plan. Pursuant to the 2002 Plan, Synovus may grant long-term performance awards to participants in the form of stock options, stock appreciation rights ("SARs"), restricted stock or performance awards.

     Stock Options. The Committee may grant options under the 2002 Plan in the form of qualified incentive stock options, nonqualified stock options or a combination thereof. Non-employee directors, however, are not eligible to receive qualified incentive stock options. Options may be granted either alone or in tandem with other awards granted under the 2002 Plan. Subject to the limits described herein, the Committee shall have discretion in determining the number of shares subject to options granted to each participant.

     The option price of nonqualified stock options may be equal to, or more or less than, one hundred percent (100%) of the fair market value of a share of Synovus stock on the date the option is granted. The option price of qualified incentive stock options shall be at least equal to one hundred percent (100%) of the fair market value of a share of Synovus stock on the date the option is granted. Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no option shall be exercisable later than the tenth anniversary of its grant.

     Options granted under the 2002 Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve; provided that no option may be exercisable prior to six months following its grant. The option exercise price shall be payable in cash, by check or by such other instrument as deemed acceptable by the Committee. Payment of the exercise price and any withholding tax due at exercise may also be made through any program approved by the Committee (including a broker-dealer cashless exercise program).

     Options may only be transferred under the laws of descent and distribution and shall be exercisable only by the participant during his lifetime unless otherwise specified by the Committee at or after grant. The participant's rights in the event of termination of employment shall be specified by the Committee at or after grant.

     Stock Appreciation Rights. SARs granted under the 2002 Plan may be granted alone or in conjunction with all or part of any option granted under the 2002 Plan. Subject to the terms of the 2002 Plan, the Committee shall have discretion to determine the terms and conditions of any SAR granted under the 2002 Plan. With respect to an SAR granted in conjunction with an option, the grant price shall be equal to the option price of the related option, and such SAR shall terminate upon the termination or exercise of the related option. No SAR granted under the 2002 Plan may be exercisable prior to six months following its grant, except in the case of death (other than by suicide) or disability of the participant. The term of any SAR shall be determined by the Committee, provided that such term may not exceed ten years.

     SARs granted alone may be exercised upon the terms and conditions as are imposed by the Committee. An SAR granted in conjunction with an option may be exercised only with respect to the shares of stock of Synovus for which the related option is exercisable. SARs granted in connection with an incentive stock option shall expire no later than the expiration of such incentive stock option; the value of the payout for such SARs may be no more than one hundred percent (100%) of the difference between the incentive stock option option price and the fair market value of the shares subject to such incentive stock option at exercise and may be exercised only when the fair market value of the shares subject to the incentive stock option exceeds the incentive stock option option price.

     Upon exercise, a participant will receive the difference between the fair market value of a share of stock on the date of exercise and the grant price multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares having a fair market value of the SAR being exercised, or in a combination of cash and shares, as determined by the Committee. The Committee may impose such restrictions on the exercise of SARs as may be required to satisfy the requirements of Section 16 of the Securities Exchange

Act. SARs may only be transferred under the laws of descent and distribution and shall be exercisable only by the participant during his lifetime.

     Restricted Stock. Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of restricted stock as it deems advisable, including, but not limited to, a graduated vesting schedule and/or conditioning the grant of restricted stock on the attainment of performance goals. Each participant who is awarded restricted stock shall be issued a stock certificate in respect of such restricted stock, which shall be held in escrow by an escrow agent designated by the Committee, as provided under the 2002 Plan.

     During the six month period following the date of grant of restricted stock, or such longer period as may be determined by the Committee, restricted stock may not be sold, transferred, pledged or assigned. The minimum period for the lapse of all restrictions on restricted stock is three years. Except as limited by the 2002 Plan, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions based on performance or in the event of extraordinary, nonrecurring situations such as retirement, disability or death.

     Participants holding restricted stock shall have all of the rights of stockholders of Synovus, including the right to dividends, unless the Committee determines otherwise at the time of grant. Dividends or distributions credited during the restriction period and paid in shares shall be subject to the same restrictions as the shares of restricted stock with respect to which they were paid. All rights with respect to restricted stock shall be available only during a participant's lifetime, and each restricted stock award agreement shall specify whether the participant has a right to receive unvested restricted shares in the event of termination of employment.

     Performance Awards. Shares of stock and/or a payment in cash may be awarded under the 2002 Plan in the amounts and subject to the terms and conditions as determined by the Committee. The Committee may set performance objectives which, depending on the extent to which they are met, will determine the value of performance awards that will be paid out to participants. Participants shall receive payment of performance awards earned, in cash and/or shares of stock, if the specified performance objectives have been obtained during a designated performance period (the minimum performance period is one year). The Committee may also establish a minimum level of performance below which no performance award may be payable.

     In the event a participant's employment is terminated by reason of death (other than by suicide), disability or retirement during a performance period, the participant shall receive a prorated payout of the performance award at the time and in the amount determined by the Committee. In the event employment is terminated for any other reason, the participant's rights to any performance award shall be forfeited. performance awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A participant's rights under the 2002 Plan shall be exercisable only by the participant during his lifetime.

     Objective Performance Measures. Performance objectives applicable to awards granted under the 2002 Plan, as determined by the Committee, shall be chosen from among the following alternatives, unless and until the Committee proposes a change in such measures for shareholder vote or applicable tax and/or securities laws change to permit Committee discretion to alter such performance measures without obtaining shareholder approval: (i) total shareholder return; (ii) return on equity; (iii) earnings per share growth; and (iv) return on assets.

     Maximum Amount Payable to Any Participant. The maximum number of shares which may be awarded in any calendar year to any one participant is two million (2,000,000). The maximum cash amount which may be awarded in any calendar year to any participant is $1 million.

     Adjustments in Connection With Certain Events. The 2002 Plan provides that the Committee shall make a substitution or adjustment in the number of shares reserved for issuance under the 2002 Plan, in the number and option price of shares subject to outstanding options and in the number of shares subject to SARs, restricted stock or performance awards, as it deems appropriate and equitable in connection with a change in corporate structure affecting Synovus' stock.

     Duration of the 2002 Plan. The 2002 Plan shall remain in effect from the date it is adopted by Synovus' Board until the date terminated by the Committee or Synovus' Board of Directors; provided, however, that no award shall be granted on or after the tenth anniversary of the 2002 Plan's effective date; provided further, however, that no future awards will be granted to Synovus' "covered employees," as defined below, unless shareholder approval of the 2002 Plan is obtained.

     Administration. The 2002 Plan will be administered by a committee of the Board of Directors of Synovus (the "Committee") which will be comprised of no fewer than two members who must be "outside directors" within the meaning of
Section 162(m). At least two of the Committee's members must be directors of both Synovus and TSYS. Initially, the administering committee shall be the Compensation Committee of Synovus' Board.

     The Committee shall have authority to: (i) determine individuals to whom awards will be granted; (ii) determine the terms and conditions upon which awards shall be granted, including any restriction based on performance or other factors; (iii) determine whether and to what extent awards shall be deferred; and (iv) make all other determinations, perform all other acts, exercise all other powers, and establish any other procedures it deems necessary, appropriate or advisable in administering the 2000 Plan and maintaining compliance with applicable law.

     Amendment of the 2002 Plan. Synovus' Board of Directors may amend, alter or discontinue the 2002 Plan at any time except that no such amendment, suspension or discontinuation of the 2002 Plan may affect an existing award under the 2002 Plan without the affected participant's consent. In addition, no amendment, alteration or discontinuation shall be made, without the approval of shareholders, which would: (i) increase the total number of shares reserved under the 2002 Plan; (ii) decrease the option price of any option to less than one hundred percent (100%) of the fair market value of a share on the date of grant; (iii) change the participants or class of participants eligible to participate in the 2002 Plan; or (iv) materially increase the benefits accruing to participants. Furthermore, no amendment may reprice previously granted stock options by lowering the exercise price or canceling outstanding stock options with subsequent grants of replacement stock options with lower exercise prices.

     Change in Control. Unless otherwise determined by the Committee at grant, in the event of a change in control of Synovus, as defined in the 2002 Plan, the vesting of any outstanding awards granted under the 2002 Plan shall be accelerated and all such awards shall be fully exercisable.

     Federal Income Tax Consequences of the 2002 Plan. The income tax consequences under current federal tax law to participants and to Synovus and its subsidiaries of incentive compensation awarded under the 2002 Plan is generally as described below. Local and state tax authorities, however, may also tax incentive compensation awarded under the 2002 Plan.

     Consequences to Participants. Generally, for federal income tax purposes, a participant will realize ordinary income and will incur tax liability upon receipt of the payment of an award under the 2002 Plan in an amount equal to such payment, if in cash, or the fair market value of any unrestricted shares of stock received. The tax consequences to participants of the individual types of awards which may be granted under the 2002 Plan are described below.

     Qualified Incentive Stock Options. With respect to options which qualify as incentive stock options, a participant will not recognize ordinary income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an incentive stock option before the expiration of two years from the date the options are granted, or within one year after the issuance of shares upon exercise of the incentive stock option, the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of option exercise or (2) the amount realized on disposition exceeds the option price; and (b) capital gain (or loss), to the extent that the amount realized on disposition differs from the fair market value of the shares on the date of option exercise. Any compensation included in an employee's gross income will be subject to federal employment taxes. If the shares are sold after expiration of these holding periods, the participant will realize capital gain or loss (assuming the shares are held as capital assets) equal to the difference between the amount realized on disposition and the option price.

     Nonqualified Stock Options. With respect to options which do not qualify as incentive stock options, the participant will recognize no income upon grant of the option and, upon exercise, will recognize ordinary income to the extent of the difference between the amount paid by the participant for the shares and the fair market value of the shares on the date of option exercise. Any compensation included in an employee's gross income will be subject to federal employment taxes. Upon a subsequent disposition of the shares received under the option, the participant will recognize capital gain or loss, as the case may be, to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition (assuming the shares are held as capital assets).

     Stock Appreciation Rights. Ordinary income will be recognized by a participant upon the exercise of an SAR, in an amount equal to the cash received or the fair market value of the shares received on the exercise date. Any compensation included in an employee's gross income will be subject to federal employment taxes.

     Restricted Stock. Participants holding restricted stock will recognize ordinary income in the year in which the restrictions lapse, in the amount of the fair market value of the shares as of the date of lapse of the restrictions, unless the participant elects to include the fair market value of the shares as of the date of grant in ordinary income at that time. Any compensation included in an employee's gross income will be subject to federal employment taxes.

     Performance Awards. Ordinary income will be recognized by a participant in the year in which it is received in an amount equal to the amount of the performance award on the date of receipt. Any compensation included in an employee's gross income will be subject to federal employment taxes.

     Consequences to Synovus and Its Subsidiaries. In general, Synovus will receive an income tax deduction at the same time and in the same amount as the amount which is taxable to the employee as compensation, except as provided below. To the extent a participant realizes capital gains, as described above, Synovus and its subsidiaries will not be entitled to any deduction for federal income tax purposes.

     Under Section 162(m), compensation paid by a public company in excess of $1 million for any taxable year to "covered employees" generally is not deductible by the company or its affiliates for federal income tax purposes unless it is related to the performance of the company, is paid pursuant to a plan approved by shareholders of the company and meets certain other requirements.

     Generally, "covered employees" is defined under Section 162(m) as any individual who is the chief executive officer or is among the four other highest paid executive officers named in the summary compensation table in the company's proxy statement, other than the chief executive officer, as of the last day of the taxable year. It is anticipated that future awards will qualify as performance based for purposes of Section 162(m), except for restricted stock not subject to preestablished performance goals. Synovus does not presently anticipate making any such awards. However, Synovus reserves the ability to make awards which do not qualify for full deductibility under Section 162(m) if the Committee determines that the benefits of so doing outweigh full deductibility.

NEW PLAN BENEFITS

     The following table shows proposed grants of options of Synovus stock to certain of Synovus' executive officers under the 2002 Plan for fiscal year 2001:

Number of Shares Subject to Options Granted

 Name and
 Principal Position            Synovus 2002 Plan <f1>
--------------------          --------------------
 James H. Blanchard                65,520
   Chairman of the
   Board and Chief
   Executive Officer

 James D. Yancey                   49,590
   President and Chief
   Operating Officer

  Richard E. Anthony               24,600
    Vice Chairman of the
    Board

  G. Sanders Griffith, III         20,475
    Senior Executive Vice
    President, General
    Counsel and Secretary

  Elizabeth R. James               18,000
    Vice Chairman of the
    Board

Executive Group                   233,913
Nonexecutive Director
 and Nominee Group                 <f2>
Nonexecutive Officer
 Employee Group                    <f2>


     <f1>Amounts represent proposed grants to executives based upon Synovus'
         performance during the 1999-2001 performance period.

     <f2>Amounts are not determinable.

                          EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the cash and noncash compensation for each of the last three fiscal years for the chief executive officer of Synovus and for the other four most highly compensated executive officers of Synovus.

--------------------------------------------------------------------------------------------------------------------
                                                SUMMARY COMPENSATION TABLE
                                                                                         Long-Term
                                                Annual Compensation                     Compensation Awards
                          --------------------------------------------------------  --------------------------------
                                                                    Other            Restricted       Securities       All
                                                                    Annual           Stock            Underlying       Other
Name and                                                            Compen-          Award(s)         Options/         Compen-
Principal Position        Year    Salary           Bonus            sation<f1>            <f2>        SARs             sation<f3>
---------------------  --------  -------------     ------------     -------------    -------------    ------------     ------------
James H. Blanchard        2001    $714,000         $571,200          $15,000              -0-            72,489          $266,637
  Chairman of the         2000     685,000              -0-            4,000              -0-         1,092,875           255,980
  Board and Chief         1999     656,000          492,000            1,500              -0-           670,901           302,977
  Executive Officer

James D. Yancey           2001     540,500          432,400           20,000              -0-            45,737           178,419
  President and Chief     2000     515,000              -0-            4,000              -0-           557,758           205,787
  Operating Officer       1999     490,000          318,500            2,000              -0-           106,537           244,078

Richard E. Anthony        2001     397,500          236,513           10,000           106,688           12,778           118,085
  Vice Chairman of the    2000     375,000              -0-            4,000           145,624          416,217           123,330
  Board                   1999     358,000          214,500              -0-              -0-            59,822           137,958

G. Sanders Griffith, III  2001     333,125          198,209              -0-              -0-            21,574            68,490
  Senior Executive Vice   2000     316,000              -0-              -0-              -0-           427,279            63,210
  President, General      1999     300,500          180,300              -0-              -0-            50,275            82,951
  Counsel and Secretary

Elizabeth R. James        2001     275,000          163,625              -0-              -0-            16,595            57,171
  Vice Chairman of the    2000     221,500              -0-              -0-              -0-           410,290            33,827
  Board                   1999     189,000          113,400              -0-              -0-            19,075            46,707

---------------------

<f1> Amount for 2001 includes matching contributions under the Synovus Director
     Stock Purchase Plan of $5,000 for Mr. Blanchard and $10,000 for Messrs. Yancey, Anthony and Deriso and matching contributions under the TSYS Director Stock Purchase Plan of $10,000 for each of Mr. Blanchard and
     Mr. Yancey. Perquisites and other personal benefits are excluded because the aggregate amount does not exceed the lesser of $50,000 or 10% of annual salary and bonus for the named executives.

<f2> On January 17, 2001, restricted stock was awarded in the amount of 4,259 shares to Mr. Anthony with the following vesting schedule: 20% on January 17, 2002, 2003, 2004, 2005 and 2006. As of December 31, 2001, Mr. Anthony
     held 8,584 restricted shares with a value of $215,028.

<f3> The 2001 amount includes director fees of $68,800, $68,800, $27,200 and
     $12,676 for Messrs. Blanchard, Yancey and Anthony and Mrs. James, respectively, in connection with their service as directors of Synovus and certain of its subsidiaries; contributions or other allocations to defined contribution plans of $27,200 for each executive; allocations pursuant to defined contribution excess benefit agreements of $87,040, $59,280, $36,400, $26,100 and $16,800 for each of Messrs. Blanchard, Yancey, Anthony and Griffith and Mrs. James, respectively; premiums paid for group life insurance coverage of $900, $900, $716, $600 and $495 for each of Messrs. Blanchard, Yancey, Anthony and Griffith and Mrs. James, respectively;
     the economic benefit of life insurance coverage related to split-dollar life insurance policies of $5,953, $3,588, $2,586 and $3,285 for each of Messrs. Blanchard, Yancey, Anthony and Griffith, respectively; and the dollar value of the benefit of premiums paid for split-dollar life insurance policies (unrelated to term life insurance coverage) projected on an actuarial basis of $76,744, $18,651, $23,983 and $11,305 for each of Messrs. Blanchard, Yancey, Anthony and Griffith, respectively.

STOCK OPTION EXERCISES AND GRANTS

     The following tables provide certain information regarding stock options granted and exercised in the last fiscal year and the number and value of unexercised options at the end of the fiscal year.

------------------------------------------------------------------------------------------------------------------
                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                             Individual Grants
                                ------------------------------------------------
                                             % of Total                                    Potential
                                             Options/                                      Realized Value at
                                             SARs           Exercise                       Assumed Annual Rates of
                                Options/     Granted to     or                             Stock Price Appreciation
                                SARs         Employees      Base                           For Option Term<f1>
                                Granted      in Fiscal      Price          Expiration      ---------------------
Name                            (#)          Year           ($/Share)      Date            5%($)       10% ($)
------------------------------  ------------ -------------- -------------- --------------- ----------  ---------
James H. Blanchard               72,489<f2>    4.34%        $26.44         01/16/11        $914,811    $2,192,067

James D. Yancey                  45,737<f2>    2.74          26.44         01/16/11         577,201     1,383,087

Richard E. Anthony               12,778<f2>    0.76          26.44         01/16/11         161,258       386,407

G. Sanders Griffith, III         21,574<f2>    1.29          26.44         01/16/11         272,264       652,398

Elizabeth R. James               16,595<f2>     .99          26.44         01/16/11         209,429       501,833

-----------

<f1> The dollar gains under these columns result from calculations using the identified growth rates and are not intended to forecast future price appreciation of Synovus stock.

<f2> Options granted on January 17, 2001 at fair market value. Options become exercisable on January 17, 2003. Options are transferable to family members.


-----------------------------------------------------------------------------------------------------------------
         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

                                                    Number of Securities          Value of
                                                    Underlying Unexercised        Unexercised In-the-Money
                         Shares        Value        Options/SARs at FY-End (#)    Options/SARs at FY-End ($)<f1>
                         Acquired on   Realized     --------------------------    -------------------------------
Name                     Exercise (#)  ($)<f1>      Exercisable/Unexercisable     Exercisable/Unexercisable
------------------------ ------------  ---------    ---------------------------   -------------------------------
James H. Blanchard          -0-        $-0-         1,333,005 / 1,890,514         $14,000,389 / $13,031,549
James D. Yancey             -0-         -0-           814,756 /   828,645           8,187,782 /   6,459,742
Richard E. Anthony          33,020      760,781       393,894 /   429,145           4,362,144 /   3,059,403
G. Sanders Griffith, III    32,279      687,220       357,719 /   561,503           3,383,008 /   4,323,580
Elizabeth R. James          -0-         -0-            83,517 /   427,035             651,114 /   3,017,986
----------

<f1> Market value of  underlying  securities  at exercise or year-end, minus the exercise or base price.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     Employment Agreement with Mr. Blanchard. Synovus entered into an Employment Agreement with Mr. Blanchard, Chairman of the Board of Directors and Chief Executive Officer of Synovus, effective September 13, 1999. Under the Employment Agreement, Mr. Blanchard agreed to serve as Chairman and CEO of Synovus for five years, and to remain employed by Synovus for seven years. Under this Agreement, Mr. Blanchard receives a base salary that is determined on an annual basis by the Synovus Compensation Committee. During 2001, Synovus paid Mr. Blanchard a base salary of $714,000 under this Employment Agreement. The Employment Agreement with Mr. Blanchard also provides that Mr. Blanchard will receive deferred compensation totaling $468,000 over a 10 to 15 year period following his death, disability or other termination of employment. This deferred compensation may be forfeited in the event Synovus terminates his employment for cause, he violates a 2-year covenant not to compete, or in the event of his death by suicide.

     Employment Agreement with Mr. Yancey. Synovus has entered into an Employment Agreement with Mr. Yancey, President and Chief Operating Officer of of Synovus. Mr. Yancey's Employment Agreement automatically renews every year and may be terminated upon 30 days prior written notice. Under this Agreement, Mr. Yancey receives a base salary that is determined on an annual basis by the Synovus Compensation Committee. During 2001, Synovus paid Mr. Yancey a base salary of $540,500 under this Employment Agreement. The Employment Agreement with Mr. Yancey also provides that Mr. Yancey will receive deferred compensation totaling $375,000 over a 10 to 15 year period following his death, disability or other termination of employment. This deferred compensation may be forfeited in the event Synovus terminates his employment for cause, he violates a 2-year covenant not to compete, or in the event of his death by suicide.

     Long-Term Incentive Plans. Under the terms of Synovus' 1992, 1994, 2000 and 2002 Long-Term Incentive Plans, all awards become automatically vested in the event of a Change of Control, as defined below, unless otherwise determined by the Committee at grant. Awards under the Plans may include stock options, restricted stock, stock appreciation and performance awards. Messrs. Blanchard, Yancey, Anthony and Griffith and Mrs. James each have, or will have with respect to the proposed 2002 Long-Term Incentive Plan, restricted stock and stock options under the Long-Term Incentive Plans.

     Change of Control Agreements. Synovus has entered into Change of Control Agreements with Messrs. Blanchard, Yancey, Anthony and Griffith and Mrs. James, and certain other executive officers. In the event of a Change of Control, an executive would receive the following:

     * Three times the executive's current base salary and bonus (bonus is defined as the average bonus over the past three years measured as a percentage multiplied by the executive's current base salary).

     *    Three years of medical, life, disability and other welfare benefits.

     * A pro rata bonus through the date of termination for the separation year.

     * A cash amount in lieu of a long-term incentive award for the year of separation equal to 1.5 times the normal market grant, if the executive received a long-term incentive award in the year of separation, or 2.5 times the market grant if not.

     In order to receive these benefits, an executive must be actually or constructively terminated within one year following a Change of Control, or the executive may voluntarily or involuntarily terminate employment during the thirteenth month following a Change of Control. A Change of Control under these agreements is defined as: (i) the acquisition of 20% or more of the "beneficial ownership" of Synovus' outstanding voting stock, with certain exceptions for Turner family members; (ii) the persons serving as directors of Synovus as of January 1, 1996, and their replacements or additions, ceasing to comprise at least two-thirds of the Board members; (iii) a merger, consolidation, reorganization or sale of Synovus' assets unless the prior owners of Synovus own more than two-thirds of the new company, no person owns more than 20% of the new company, and two-thirds of the new company's Board members are prior Board members of Synovus; or (iv) a triggering event occurs as defined in the Synovus Rights Agreement. In the event an executive is impacted by the Internal Revenue Service excise tax that applies to certain Change of Control arrangements, the executive would receive additional payments so that he or she would be in the same position as if the excise tax did not apply. The Change of Control Agreements do not provide for any retirement benefits or perquisites.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in cumulative shareholder return on Synovus stock with the cumulative total return of the Standard & Poor's 500 Index and the Keefe, Bruyette & Woods 50 Bank Index for the last five fiscal years (assuming a $100 investment on December 31, 1996 and reinvestment of all dividends).

[Omitted Stock Performance Graph is represented by the following table.]


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            SYNOVUS FINANCIAL CORP., S&P 500 AND KBW 50 BANK INDEX

               1996      1997      1998      1999      2000      2001
               ----      ----      ----      -----     -----     -----
Synovus        $100      $155      $173      $146      $203      $192

S&P 500        $100      $133      $171      $208      $189      $166

KBW 50         $100      $146      $158      $153      $183      $176

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee ("Committee") of Synovus is responsible for the design and oversight of the Synovus executive compensation program, as well as the compensation and other benefit plans in which officers, employees and directors of Synovus and its subsidiaries participate. The Committee has designed its compensation program to attract and retain highly motivated and well-trained executives in order to create superior shareholder value for Synovus shareholders.

     Elements of Executive Compensation. The four elements of executive compensation at Synovus are:

     *      Base Salary
     *      Annual Bonus
     *      Long-Term Incentives
     *      Other Benefits

     The Committee believes that a substantial portion (though not a majority) of an executive's compensation should be at risk based upon performance, both in the short-term (through the annual bonus and the Synovus/TSYS Profit Sharing Plan and the Synovus/TSYS 401(k) Savings Plan) and long-term (through long-term incentives such as stock options and restricted stock awards). The remainder of each executive's compensation is primarily based upon the competitive practices of banks similar in size to Synovus, with a premium added to reflect the past performance of Synouvs and the technology component of TSYS' business ("similar companies"). The Committee believes that this approach is the most appropriate market data to use for determining the compensation of Synovus executives. The companies used for comparison under this approach are not the same companies included in the peer group index appearing in the Stock Performance Graph on page 20. Each element of executive compensation is discussed in detail below.

     Base Salary. Base salary is an executive's annual rate of pay without regard to any other elements of compensation. The primary consideration used by the Committee to determine an executive's base salary is a market comparison of comparable positions within similar companies based upon the executive's level of responsibility and experience. Base salaries are targeted in the median level of similar companies. In addition to market comparisons, individual performance is also considered in determining an executive's base salary, although it does not weigh heavily. Based solely upon market comparisons, the Committee increased Mr. Blanchard's base salary in 2001, as well as the base salaries of Synovus' other executive officers.

     Annual Bonus. The Committee awards annual bonuses under two different plans, the Synovus Executive Bonus Plan (which was approved by Synovus shareholders in 2001) and the Synovus Incentive Bonus Plan. The Committee selects the participants in each Plan from year to year. For 2001, the Committee selected Messrs. Blanchard and Yancey to participate in the Executive Bonus Plan while Messrs. Anthony and Griffith and Mrs. James were selected to participate in the Incentive Bonus Plan. Under the terms of the Plans, bonus amounts are paid as a percentage of base pay based on the achievement of performance goals that are established each year by the Committee. The performance goals may be chosen by the Committee from among the following measurements:

     *    Return on assets;

     *    Net income;

     *    Operating income;

     * Non-performing assets and/or loans as a percentage of total assets and/or loans;

     *    Return on capital compared to cost of capital;

     *    Earnings per share and/or earnings per share growth;

     *    Return on equity;

     *    Non-interest expense as a percentage of total expense;

     *    Loan charge-offs as a percentage of loans;

     *    Productivity and expense control;

     * Number of cardholder, merchant and/or other customer accounts processed and/or converted by TSYS;

     * Successful negotiation or renewal of contracts with new and/or existing customers by TSYS;

     *    Stock price; and

     *    Asset growth.

     The Committee established a payout matrix based on attainment of net income goals during 2001 for Mr. Blanchard and Synovus' other executive officers. The maximum percentage payouts under the Plans for 2001 were 100% for Messrs. Blanchard and Yancey and 70% for Messrs. Anthony and Griffith and Mrs. James. The Committee also established a "super bonus" payout matrix that increased the bonus amount otherwise payable if certain "stretch" net income goals were attained. Synovus' financial performance and each executive's individual performance can reduce the bonus awards determined by the attainment of the goals. Based upon a recommendation from Synovus' management, the Committee execised downward discretion and lowered the bonus amounts that would otherwise have been payable based upon Synovus' attainment of net income goals for 2001. Based upon Synovus' net income and the exercise of downward discretion discussed above, Mr. Blanchard and Synovus' other executive officers were awarded the bonus amounts set forth in the Summary Compensation Table.

     Long-Term Incentives. The Committee has awarded long-term incentives in the form of stock options and restricted stock awards to executives. Restricted stock awards are designed to focus executives on the long-term performance of Synovus. Stock options provide executives with the opportunity to buy and maintain an equity interest in Synovus and to share in its capital appreciation. Executives are encouraged to hold the shares received upon the lapse of restrictions on restricted stock awards and upon the exercise of stock options, linking their interests to those of Synovus' shareholders. The Committee has established a payout matrix for long-term grants that uses total shareholder return measured by Synovus' performance (stock price increases plus dividends) and how Synovus' total shareholder return compares to the return of the peer group of companies appearing in the Stock Performance Graph on page 20. For the long-term incentive awards made in 2001, total shareholder return and peer comparisons were measured during the 1998 to 2000 performance period. Under the payout matrix, the Committee awarded Messrs. Blanchard, Yancey, Anthony and Griffith and Mrs. James stock options of 72,489, 45,737, 12,778, 21,574 and 16,595, respectively, which options become exercisable on January 16, 2003. In addition, the Committee awarded Mr. Anthony 4,259 restricted shares, which restricted shares vest 20% per year over a five-year period beginning on January 17, 2002 and ending on January 17, 2006.

     Other Benefits. Executives receive other benefits that serve a different purpose than the elements of compensation discussed above. In general, these benefits provide retirement income and protection against catastrophic events such as illness, disability and death. Executives generally receive the same benefits offered to the employee population, with the only exceptions designed to promote tax efficiency or to replace other benefits lost due to regulatory limits. The Synovus/TSYS Profit Sharing Plan and the Synovus/TSYS 401(k) Savings Plan, including an excess benefit plan which replaces benefits lost due to regulatory limits (collectively the "Plan"), is the largest component of Synovus' benefits package for executives. The Plan is directly related to the performance of Synovus because the contributions to the Plan, up to a maximum of 14% of an executive's compensation, depend upon Synovus' profitability. For 2001, Mr. Blanchard and Synovus' other executive officers received a Plan contribution of nine percent of their compensation, based upon the Plan's profitability formula. The remaining benefits provided to executives are primarily based upon the competitive practices of similar companies.

     The Internal Revenue Code limits the deductibility for federal income tax purposes of annual compensation paid by a publicly held corporation to its chief executive officer and four other highest paid executives for amounts in excess of $1 million, unless certain conditions are met. Because the Committee seeks to maximize shareholder value, the Committee has taken steps to ensure that any compensation paid to its executives in excess of $1 million is deductible. When necessary to meet the requirements for deductibility under the Internal Revenue Code, members of the Committee may abstain from voting on performance based compensation. For 2001, Messrs. Blanchard, Yancey, Anthony and Griffith would have been affected by this provision, but for the steps taken by the Committee. The Committee reserves the ability to make awards which do not qualify for full deductibility under the Internal Revenue Code, however, if the Committee determines that the benefits of doing so outweigh full deductibility.

     The Committee believes that its executive compensation program serves the best interests of the shareholders of Synovus. As described above, a substantial portion of the compensation of Synovus' executives is directly related to Synovus' performance. The Committee believes that the performance of Synovus to date validates its compensation philosophy.

The Compensation Committee

Gardiner W. Garrard, Jr.
V. Nathaniel Hansford
Alfred W. Jones III
Mason H. Lampton


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Gardiner W. Garrard, Jr., Alfred W. Jones III, Mason H. Lampton and
V. Nathaniel Hansford served as members of Synovus' Compensation Committee during 2001. No member of the Committee is a current or former officer of Synovus or its subsidiaries.

        During 2001, TSYS and a banking subsidiary of Synovus paid an aggregate of $335,871 in gross commissions to Jordan Real Estate Brokerage, LLC, $125,830 of which was retained by Jordan Real Estate Brokerage, LLC as net commissions, in connection with the location of office space in the Atlanta, Georgia area. Jordan Real Estate Brokerage, LLC is a wholly owned subsidiary of The Jordan Company, whose relationship with Synovus is described below.

     On May 18, 2000, Synovus, Garrard & Jordan Investments, LLC and Gardiner W. Garrard, III, together with an unrelated individual, formed Total Technology Ventures, LLC ("TTV"), a Georgia limited liability company, for the purpose of providing certain administrative services to TTP Fund, L.P., a venture capital fund formed in the first quarter of 2001 (the "Fund"). Garrard & Jordan Investments, LLC was formed by The Jordan Company to invest in TTV. Gardiner W. Garrard, Jr., a director of Synovus, TSYS and Columbus Bank, owns 40% of the outstanding stock of The Jordan Company and serves as its President, and his wife and son, Gardiner W. Garrard, III, each own 4% of its outstanding stock.

     Pursuant to the organizational documents of TTV, Synovus, Garrard & Jordan Investments, LLC and Gardiner W. Garrard, III made initial capital commitments to TTV in the respective amounts of $1,200,000, $400,000 and $200,000. As of the date hereof, 75% of the total capital commitments to TTV have been funded. Synovus, Garrard & Jordan Investments, LLC and Gardiner W. Garrard, III hold the following percentage interests in TTV: 60%, 20% and 10%, respectively. Synovus serves as the manager of TTV. Gardiner W. Garrard, III has responsibility for the day-to-day operations of TTV.

     Synovus has made a capital commitment of $25 million to the Fund, which currently represents an approximately 77% interest in the Fund, and Synovus will receive a 5% carried interest in the Fund. As of February 28, 2002, Synovus had funded approximately 39% of its capital commitment to the Fund through capital contributions of approximately $9,700,000. The Fund is managed by Total Technology Partners, LLC, its general partner (the "General Partner"), an entity in which Gardiner W. Garrard, III and Garrard and Jordan Investments, LLC each own an approximately 33% capital interest. The General Partner will receive a 15% carried interest in the Fund. The General Partner entered into an agreement with TTV pursuant to which TTV provides certain administrative services to the General Partner. As reduced effective January 1, 2002, the fee payable quarterly by the General Partner to TTV for such services equals the management fee received quarterly by the General Parter from the Fund, subject to certain adjustments and reductions. Prior to the reduction of such fees, TTV advanced to the General Partner the difference between fees due to TTV (which previously exceeded management fees payable by the Fund) and management fees received by the General Partner. As of December 31, 2001, the outstanding advances to the General Partner were approximately $195,000 and the General Partner had paid $238,732 in cash to TTV for the year then ending. The advances bore interest at 18% through December 31, 2001 and beginning January 1, 2002, will bear interest at the prime rate.

     In May 2000 and August 2000, respectively, Synovus invested on behalf of the Fund an aggregate of $5,500,000. On March 13, 2001, Synovus sold these investments to the Fund for an aggregate purchase price of $5,766,293, representing the total cost of the investments (including transaction costs), plus a carrying cost of 8% per annum accruing from the date of each investment.

         During 2001, Synovus paid $66,831 to subsidiaries of the Sea Island Company in connection with lodging in the Sea Island, Georgia area. Alfred W. Jones III, a director of Synovus and TSYS, is an officer, director and shareholder of the Sea Island Company.

                          TRANSACTIONS WITH MANAGEMENT

     During 2001, the subsidiary banks of Synovus had outstanding loans directly to or indirectly accruing to the benefit of certain of the then directors and executive officers of Synovus, and their related interests. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of Synovus' management, such loans do not involve more than normal risks of collectibility or present other unfavorable features. In the future, the subsidiary banks of Synovus expect to have banking transactions in the ordinary course of business with Synovus' directors, executive officers and their related interests.

     Synovus and a subsidiary of TSYS leased various properties in Columbus, Georgia from W.C. Bradley Co. for office space and storage during 2001. The rent paid for the space by Synovus, which is approximately 35,400 square feet, was $96,489. The rent paid for the space by TSYS' subsidiary, which is approximately 9,558 square feet, was approximately $167,905.

     Columbus Bank and W.C.B. Air L.L.C. are parties to a Joint Ownership Agreement pursuant to which they jointly own or lease aircraft. W. C. Bradley Co. owns all of the limited liability company interests of W.C.B. Air. Columbus Bank and W.C.B. Air have each agreed to pay fixed fees for each hour they fly the aircraft owned and/or leased pursuant to the Joint Ownership Agreement. Columbus Bank paid an aggregate sum of $2,406,645 for use of the aircraft during 2001 pursuant to the terms of the Joint Ownership Agreement. This amount represents the charges incurred by Columbus Bank and its affiliated corporations for use of the aircraft, and includes $956,408 for TSYS' use of the aircraft, for which Columbus Bank was reimbursed by TSYS.

     Prior to its liquidation on August 13, 2001, TB&C Bancshares, Inc. was a family bank holding company and a principal shareholder of Synovus. For family financial planning reasons relating to the TB&C Bancshares' shareholders and to simplify the ownership structure of Synovus, TB&C Bancshares and Synovus, upon approval of their respective Boards of Directors and the Synovus Audit Committee, entered into an agreement on February 16, 2001, under which the 14,309,182 shares of Synovus stock owned by TB&C Bancshares were acquired by Synovus on August 13, 2001 in a tax-free exchange for an equal number of newly issued shares of such stock, which were distributed in liquidation to the TB&C Bancshares' shareholders. At the time of TB&C Bancshares' liquidation, its shareholders consisted of 20 trusts for the benefit of William B. Turner and his sisters, Sarah T. Butler and Elizabeth T. Corn, their three respective spouses, and their 14 adult children (together, in each case, with their respective descendants).

Nine of the lifetime beneficiaries of these trusts (each of whom also serves as trustee of his or her trust) were deemed to beneficially own more than 5% of Synovus stock prior to, but not after, TB&C Bancshares' liquidation because they could be deemed (as a result of their significant indirect ownership as trustees and beneficiaries of their respective trusts of shares of TB&C Bancshares' stock and/or their positions as directors of TB&C Bancshares) to beneficially own all of the shares of Synovus stock held by TB&C Bancshares. The other 11 lifetime beneficiaries (and trustees) of these trusts are family members of such nine individuals.

     The following shares of Synovus stock were distributed to each trust and were equal to each shareholder's pro rata portion of the Synovus shares previously owned by TB&C Bancshares.

Trust For The Benefit of the                       Individual's Relationship to                Number of Synovus
Following Individuals and                                Synovus Prior to                       Shares Received
His/Her Descendants                                      TB&C Liquidation                        in Liquidation
----------------------------              --------------------------------------            ---------------------
William B. Turner                          Director<f1> and Principal Shareholder                      2,065,336
Sue Marie Turner (wife of                  Principal Shareholder                                       2,065,335
   William B. Turner)
Sarah T. Butler                            Principal Shareholder                                       2,205,314
Clarence C. Butler (husband of             Principal Shareholder                                       2,208,967
   Sarah T. Butler)
Elizabeth T. Corn                          Principal Shareholder                                       2,096,947
Lovick P. Corn (husband of                 Principal Shareholder                                       2,103,766
   Elizabeth T. Corn)
W.B. Turner, Jr.<f2>                       Principal Shareholder                                          91,600
Stephen T. Butler<f3>                      Principal Shareholder                                         111,156
Elizabeth C. Ogie<f4>                      Director<f1> and Principal Shareholder                        114,015
11 other Turner, Butler and                Adult children of William B. and Sue Marie                  1,246,746
   Corn family members                     Turner, Sarah T. and Clarence C. Butler and
                                           Elizabeth T. and Lovick P. Corn

<f1> William B. Turner and Elizabeth C. Ogie continue to serve as directors of Synovus.
<f2> Son of William B. and Sue Marie Turner.
<f3> Son of Sarah T. and Clarence B. Butler.
<f4> Daughter of Elizabeth T. and Lovick P. Corn.

     William B. Turner, Chairman of the Executive Committee of Synovus and Columbus Bank and a director of TSYS, is an advisory director and shareholder of W.C. Bradley Co. and was an officer, director and (together with his wife) a shareholder of TB&C Bancshares prior to its liquidation described above. James
H. Blanchard, Chairman of the Board of Synovus, Chairman of the Executive Committee of TSYS and a director of Columbus Bank, is a director of W.C. Bradley Co. Elizabeth C. Ogie, the niece of William B. Turner, is a director of Columbus Bank and Synovus and was an officer, director and shareholder of TB&C Bancshares. W. Walter Miller, Jr., the brother-in-law of Elizabeth C. Ogie, is a director of W.C. Bradley Co. and a director of TSYS. Stephen T. Butler, the nephew of William B. Turner, is an officer and director of W.C. Bradley Co., was an officer, director and shareholder of TB&C Bancshares and is a director of Columbus Bank. W.B. Turner, Jr., the son of William B. Turner, is an officer and director of W.C. Bradley Co., was an officer, director and shareholder of TB&C Bancshares and is a director of Columbus Bank. John T. Turner, the son of William B. Turner, is an officer and director of W.C. Bradley Co., was a shareholder of TB&C Bancshares and is a director of Columbus Bank. Sarah T. Butler and Elizabeth T. Corn, the sisters of William B. Turner, are shareholders of W.C. Bradley Co. and were are officers, directors and (together with their husbands) shareholders of TB&C Bancshares.

     During 2001, Synovus and its wholly owned subsidiaries and TSYS paid to Communicorp, Inc. $284,281 and $927,871, respectively, for printing, marketing and promotional services provided by Communicorp, Inc. to Synovus and its wholly owned subsidiaries and TSYS. Communicorp, Inc. is a wholly owned subsidiary of AFLAC Incorporated. Daniel P. Amos, a director of Synovus, is Chief Executive Officer and a director of AFLAC Incorporated.

     Bradley & Hatcher, a law firm located in Columbus, Georgia, was paid approximately $31,200 for the performance of legal services on behalf of certain of Synovus' subsidiaries during 2001. Richard Y. Bradley, a director of Synovus, Columbus Bank and TSYS, is a partner of Bradley & Hatcher.

     For information about transactions with entities that are affiliates of Gardiner W. Garrard, Jr. and Alfred W. Jones III, directors of Synovus, see "Compensation Committee Interlocks and Insider Participation" immediately above.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the number of shares of Synovus stock held by the only known holders of more than 5% of the outstanding shares of Synovus stock as of January 1, 2002.

                                                   Percentage of
                         Shares of                 Outstanding Shares of
                         Synovus Stock             Synovus Stock
Name and Address of      Beneficially Owned        Beneficially Owned
Beneficial Owner         as of 1/1/02              as of 1/1/02
-----------------------  -----------------------   ---------------------------
Synovus Trust Company<f1>    36,783,221<f2>              12.5%
1148 Broadway
Columbus, Georgia 31901

-----------------------------------

<f1> The shares of Synovus stock held by Synovus Trust Company are voted by the Senior Manager of Synovus Trust Company's Investment Division.

<f2> As of January 1, 2002, the banking and trust company subsidiaries of
     Synovus, including Columbus Bank through its wholly owned subsidiary Synovus Trust Company, held in various fiduciary capacities a total of 38,076,437 shares of Synovus stock as to which they possessed sole or shared voting or investment power. Of this total, Synovus Trust Company held 35,439,389 shares as to which it possessed sole investment power, 35,233,035 shares as to which it possessed sole voting power, 764,968 shares as to which it possessed shared voting power and 851,486 shares as to which it possessed shared investment power. The other banking and trust subsidiaries of Synovus held 1,107,595 shares as to which they possessed sole voting power, 904,837 shares as to which they possessed sole investment power, 129,309 shares as to which they possessed shared voting power and 142,417 shares as to which they possessed shared investment power. In addition, as of January 1, 2002, Synovus Trust Company and the banking and trust subsidiaries of Synovus held in various agency capacities an additional 20,483,809 and 117,288 shares, respectively (a total of 20,601,097), of Synovus stock as to which they possessed no voting or investment power. Synovus and its subsidiaries disclaim beneficial ownership of all shares of Synovus stock which are held by them in various fiduciary and agency capacities.

       RELATIONSHIPS BETWEEN SYNOVUS, COLUMBUS BANK, TSYS AND CERTAIN OF
                      SYNOVUS' SUBSIDIARIES AND AFFILIATES

BENEFICIAL OWNERSHIP OF TSYS STOCK BY COLUMBUS BANK

     The following table sets forth, the number of shares of TSYS stock beneficially owned by Columbus Bank, the only known beneficial owner of more than 5% of the issued and outstanding shares of TSYS stock, as of January 1, 2002.

--------------------------------------------------------------------------------
                                                  Percentage of
                         Shares of                Outstanding Shares of
                         TSYS Stock               TSYS Stock
Name and Address of      Beneficially Owned       Beneficially Owned
Beneficial Owner         as of 1/1/02             as of 1/1/02
-----------------------  ------------------------ ------------------------------
Columbus Bank
and Trust Company        159,630,980<f1><f2>        81.1%
1148 Broadway
Columbus, Georgia 31901

-----------------

<f1> Columbus Bank individually owns these shares.

<f2> As of January 1, 2002, Synovus Trust Company held in various fiduciary capacities a total of 2,233,104 shares (1.13%) of TSYS stock. Of this total, Synovus Trust Company held 1,954,713 shares as to which it possessed sole voting power, 1,926,074 shares as to which it possessed sole investment power, 232,440 shares as to which it possessed shared voting power and 238,840 shares as to which it possessed shared investment power. In addition, as of January 1, 2002, Synovus Trust Company held in various agency capacities an additional 1,892,951 shares of TSYS stock as to which it possessed no voting or investment power. Synovus and Synovus Trust Company disclaim beneficial ownership of all shares of TSYS stock which are held by Synovus Trust Company in various fiduciary and agency capacities.

     Columbus Bank, by virtue of its ownership of 159,630,980 shares, or 81.1% of the outstanding shares of TSYS stock on January 1, 2002, presently controls TSYS. Synovus presently controls Columbus Bank.

INTERLOCKING DIRECTORATES OF SYNOVUS, COLUMBUS BANK AND TSYS

     Seven of the members of and nominees to serve on Synovus' Board of Directors also serve as members of the Boards of Directors of TSYS and Columbus Bank. They are James H. Blanchard, Richard Y. Bradley, Gardiner W. Garrard, Jr., John P. Illges, III, H. Lynn Page, William B. Turner and James D. Yancey. Elizabeth C. Ogie serves as a member of the Board of Directors of Columbus Bank and Alfred W. Jones III serves as a member of the Board of Directors of TSYS. Mason H. Lampton serves on the Board of Directors of TSYS and as an Advisory Director of Columbus Bank.

TSYS STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth the number of shares of TSYS stock beneficially owned by each of Synovus' directors, by each executive officer named in the Summary Compensation Table on page 16 and by all directors and executive officers as a group as of December 31, 2001.

----------------------------------------------------------------------------------------------------------
                                  Shares of            Shares of
                                 TSYS Stock           TSYS Stock                             Percentage of
                               Beneficially         Beneficially               Total           Outstanding
                                 Owned with           Owned with           Shares of             Shares of
                                Sole Voting        Shared Voting          TSYS Stock            TSYS Stock
                             and Investment       and Investment        Beneficially          Beneficially
                                Power as of          Power as of         Owned as of           Owned as of
 Name                              12/31/01             12/31/01            12/31/01              12/31/01
---------------------------  -------------------  --------------------- -------------------  -------------
 Daniel P. Amos                         ---                 ---                  ---                 ---
 Richard E. Anthony                     ---                 ---                  ---                 ---
 Joe E. Beverly                         ---                 ---                  ---                 ---
 James H. Blanchard                 785,999             360,480            1,146,479                   *
 Richard Y. Bradley                  24,216               5,000               29,216                   *
 Walter M. Deriso, Jr.                3,829               3,929                7,758                   *
 C. Edward Floyd, M.D.                  ---                 ---                  ---                 ---
 Gardiner W. Garrard, Jr.            16,424                 ---               16,424                   *
 G. Sanders Griffith, III            19,422<f1>             ---               19,422                   *
 V. Nathaniel Hansford                  ---               1,560                1,560                   *
 John P. Illges, III                106,358              81,750              188,108                   *
 Elizabeth R. James                  16,870                 ---               16,870                   *
 Alfred W. Jones III                    562                 ---                  562                   *
 Mason H. Lampton                    42,199              47,426<f2>           89,625                   *
 Elizabeth C. Ogie                    7,200              46,171               53,371                   *
 H. Lynn Page                       442,462             137,526              579,988                   *
 Melvin T. Stith                        ---                 ---                  ---                 ---
 William B. Turner                  166,093             576,000              742,093                   *
 James D. Yancey                    771,612              24,000              795,612                   *
 Directors and Executive
  Officers as a Group
     (22 persons)                 2,405,196           1,283,842            3,689,038                 2.0


*Less than one percent of the outstanding shares of TSYS stock.
-------------------

<f1> Includes 16,734 shares of TSYS stock with respect to which Mr.
     Griffith has no investment power.

<f2> Includes 28,800 shares of TSYS stock held in a trust for which Mr.
     Lampton is not the trustee. Mr. Lampton disclaims beneficial ownership of such shares.


TRANSACTIONS AND AGREEMENTS BETWEEN SYNOVUS, COLUMBUS BANK, TSYS AND CERTAIN OF SYNOVUS' SUBSIDIARIES

     During 2001, Columbus Bank and certain of Synovus' other banking subsidiaries received bankcard data processing services from TSYS. The bankcard data processing agreement between Columbus Bank and TSYS can be terminated by Columbus Bank upon 60 days prior written notice to TSYS or terminated by TSYS upon 180 days prior written notice to Columbus Bank. During 2001, TSYS derived $12,893,460 in revenues from Columbus Bank and certain of Synovus' other banking subsidiaries for the performance of bankcard data processing services and $480,285 in revenues from Synovus and its subsidiaries for the performance of other data processing services. TSYS' charges to Columbus Bank and Synovus' other banking subsidiaries for bankcard and other data processing services are comparable to, and are determined on the same basis as, charges by TSYS to similarly situated unrelated third parties.

     TSYS and Synovus are parties to a Lease Agreement pursuant to which Synovus leased from TSYS office space for lease payments aggregating $454,926 during 2001. Synovus also paid TSYS $24,900 during 2001 for data processing services. The terms of these transactions are comparable to those which could have been obtained in transactions with unaffiliated third parties.

     Synovus and TSYS are parties to Management Agreements pursuant to which Synovus provided certain management services to TSYS. During 2001, these services included human resource services, maintenance services, security services, communication services, corporate education services, travel services, investor relations services, corporate governance services, legal services, regulatory and statutory compliance services, executive management services performed on behalf of TSYS by certain of Synovus' officers and financial services. As compensation for management services provided during 2001, TSYS paid Synovus aggregate management fees of $8,569,278. In addition, Synovus and TSYS are parties to Management Agreements pursuant to which TSYS provided management services to Synovus in connection with TSYS' assistance in managing the businesses of ProCard, Inc. and TSYS Total Debt Management, Inc., both of which were wholly owned subsidiaries of Synovus during 2001. As compensation for management services provided during 2001, Synovus paid TSYS management fees of $1,497,000 in connection with TSYS Total Debt Management, Inc. and $303,000 in connection with ProCard, Inc. Management fees are subject to future adjustments based upon charges at the time by unrelated third parties for comparable services.

     During 2001, Synovus Trust Company served as trustee of various employee benefit plans of TSYS. During 2001, TSYS paid Synovus Trust Company trustee's fees under these plans of $558,303.

     During 2001, Columbus Depot Equipment Company, a wholly owned subsidiary of TSYS, and Columbus Bank and five of Synovus' other subsidiaries were parties to Lease Agreements pursuant to which Columbus Bank and five of Synovus' other subsidiaries leased from Columbus Depot Equipment Company computer related equipment for bankcard and bank data processing services for lease payments aggregating $68,903. The terms, conditions and rental rates provided for in these Agreements are comparable to corresponding terms, conditions and rates provided for in leases of similar equipment offered by unrelated third parties.

     During 2001, Synovus paid TSYS $81,025 for data links, network services and other miscellaneous items related to the data processing services which Synovus provides to its customers, which amount was reimbursed to Synovus by its customers. During 2001, Synovus paid TSYS $24,900 primarily for computer processing services. During 2001, TSYS paid Synovus $100,697 for lockbox services. The charges for processing and other services are comparable to those between unrelated third parties.

     During 2001, pointpathbank, N.A., a wholly owned subsidiary of Synovus, paid DotsConnect, Inc., a wholly owned subsidiary of TSYS during 2001, $470,424 in connection with Web hosting services and Columbus Bank paid DotsConnect $70,184 in connection with online customer support services. During 2001, DotsConnect paid Columbus Bank $211,878 in connection with its lease of furniture and equipment from Columbus Bank. The lease payments and charges paid for these services are comparable to those between unrelated third parties.

     During 2001, Synovus, Columbus Bank and other Synovus subsidiaries paid to Columbus Productions, Inc. and TSYS Total Solutions, Inc., wholly owned subsidiaries of TSYS during 2001, an aggregate of $6,348,746 for printing, correspondence and facilities management services. The charges for these services are comparable to those between unrelated third parties.

     During 2001, Columbus Bank leased office space from TSYS for lease payments of $39,405. During 2001, TSYS and its subsidiaries were paid $2,305,617 of interest by Columbus Bank in connection with deposit accounts with, and commercial paper purchased from, Columbus Bank.

The lease payments and interest rates are comparable to those in transactions between unrelated third parties.

     In January 2002, TSYS acquired TSYS Total Debt Management, Inc. from Synovus in exchange for newly issued shares of TSYS stock valued at $43,500,000. The terms of the Share Exchange Agreement executed in connection with the transaction are comparable to those between unrelated third parties.

     TSYS has entered into an agreement with Columbus Bank with respect to the use of aircraft owned or leased by Columbus Bank and W.C.B. Air L.L.C. Columbus Bank and W.C.B.Air are parties to a Joint Ownership Agreement pursuant to which they jointly own or lease aircraft. TSYS paid Columbus Bank $956,408 for its use of the aircraft during 2001. The charges payable by TSYS to Columbus Bank in connection with its use of this aircraft approximate charges available to unrelated third parties in the State of Georgia for use of comparable aircraft for commercial purposes.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Synovus' officers and directors, and persons who own more than ten percent of Synovus stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Synovus with copies of all Section 16(a) forms they file.

     To Synovus' knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, Synovus believes that during the fiscal year ended December 31, 2001 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for the following. Although Messrs. Deriso, Hansford, Stith and Yancey each filed one late report, none of them reported any transactions late. Mr. Prescott filed one late report, which reported one transaction late. Mr. Page filed one late report, which reported two transactions late. Mr. Smyre filed one late report, which reported four transactions late. Mr. Lampton filed no late reports, but reported one transaction late.

                              INDEPENDENT AUDITORS

     On March 5, 2002, Synovus' Board of Directors appointed KPMG LLP as the independent auditors to audit the consolidated financial statements of Synovus and its subsidiaries for the fiscal year ending December 31, 2002. The Board of Directors knows of no direct or material indirect financial interest by KPMG in Synovus or any of its subsidiaries, or of any connection between KPMG and Synovus or any of its subsidiaries, in any capacity as promoter, underwriter, voting trustee, director, officer, shareholder or employee.

     Representatives of KPMG will be present at Synovus' 2002 Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              GENERAL INFORMATION

FINANCIAL INFORMATION

     Consolidated financial statements for Synovus and its subsidiaries are attached as a Financial Appendix to this Proxy Statement and are included in the Annual Report on Form 10-K as filed with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of the 2001 Form 10-K (excluding exhibits) will be furnished, without charge, by writing to the Corporate Secretary, Synovus Financial Corp., 901 Front Avenue, Suite 301, Columbus, Georgia 31901.

SHAREHOLDER PROPOSALS FOR THE 2003 PROXY STATEMENT

     Any shareholder satisfying the Securities and Exchange Commission requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2003 Annual Meeting of Shareholders should submit the proposal in writing to the Secretary, Synovus Financial Corp., 901 Front Avenue, Suite 301, Columbus, Georgia 31901. Synovus must receive a proposal by November 15, 2002 in order to consider it for inclusion in the Proxy Statement for the 2003 Annual Meeting of Shareholders.

DIRECTOR NOMINEES OR OTHER BUSINESS FOR PRESENTATION AT THE ANNUAL MEETING

     Shareholders who wish to present director nominations or other business at the Annual Meeting are required to notify the Secretary of their intent between December 16, 2002 and January 29, 2003 and the notice must provide information as required in the bylaws, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. A copy of these bylaw requirements will be provided upon request in writing to the Secretary, Synovus Financial Corp., 901 Front Avenue, Suite 301, Columbus, Georgia 31901. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the Proxy Statement (see "Shareholder Proposals for the 2003 Proxy Statement" above), nor does it apply to questions a shareholder may wish to ask at the meeting.

SOLICITATION OF PROXIES

     Synovus will pay the cost of soliciting proxies. Proxies may be solicited on behalf of Synovus by directors, officers or employees by mail, in person or by telephone, facsimile or other electronic means. Synovus will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

HOUSEHOLDING

         The Securities and Exchange Commission recently adopted amendments to its proxy rules which permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. Synovus is not householding proxy materials for its shareholders of record in connection with its 2002 Annual Meeting. However, we have been notified that certain intermediaries will household proxy materials. If you hold your shares of Synovus stock through a broker or bank that has determined to household proxy materials:

         . Only one annual report and proxy statement will be delivered to multiple shareholders sharing an address unless you notify your broker or bank to the contrary;

         . You can contact Synovus by calling (706) 649-5220 or by writing Director of Investor Relations, Synovus Financial Corp., P.O. Box 120, Columbus, Georgia 31902 to request a separate copy of the annual report and proxy statement for the 2002 Annual Meeting and for future meetings or you can contact your bank or broker to make a similar request; and

         . You can request delivery of a single copy of annual reports or proxy statements from your bank or broker if you share the same address as another Synovus shareholder and your bank or broker has determined to household proxy materials.


     The above Notice of Annual Meeting and Proxy Statement are sent by order of the Synovus Board of Directors.


                                 /s/James H. Blanchard
                                 JAMES H. BLANCHARD
                                 Chairman of the Board


March 14, 2002

FINANCIAL APPENDIX


Consolidated Balance Sheets as of December 31, 2001 and 2000 ................................     F-2

Consolidated Statements of Income for the Years ended December 31, 2001, 2000, and 1999 .....     F-3

Consolidated Statements of Changes In Shareholders' Equity
   for the Years ended December 31, 2001, 2000, and 1999 ....................................     F-4

Consolidated Statements of Cash Flows
   for the Years ended December 31, 2001, 2000, and 1999 ....................................     F-5

Notes to Consolidated Financial Statements ..................................................     F-6

Report of Financial Responsibility ..........................................................    F-23

Independent Auditors' Report ................................................................    F-24

Selected Financial Data .....................................................................    F-25

Financial Review ............................................................................    F-26

Summary of Quarterly Financial Data, Unaudited ..............................................    F-48

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

                                                                                                        DECEMBER 31,
                                                                                            ------------------------------------
                                                                                                2001                     2000
                                                                                            ------------              ----------
ASSETS

Cash and due from banks, including $7,714 and $10,017 in 2001 and 2000,
    respectively, on deposit to meet Federal Reserve requirements ..............            $    648,179                 558,054
Interest earning deposits with banks ...........................................                   3,884                   3,806
Federal funds sold and securities purchased under resale agreements ............                  23,673                 375,765
Mortgage loans held for sale ...................................................                 397,940                 108,234
Investment securities available for sale (note 3) ..............................               2,088,287               1,807,039
Investment securities held to maturity (fair value of $275,233) (note 3) .......                      --                 270,889
Loans, net of unearned income (note 4) .........................................              12,417,917              10,751,887
Allowance for loan losses (note 4) .............................................                (170,769)               (147,867)
                                                                                            ------------              ----------
            Loans, net .........................................................              12,247,148              10,604,020
                                                                                            ------------              ----------
Premises and equipment, net ....................................................                 572,618                 526,988
Other assets (note 5) ..........................................................                 676,218                 653,297
                                                                                            ------------              ----------
            Total assets .......................................................            $ 16,657,947              14,908,092
                                                                                            ============              ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Deposits:
        Non-interest bearing ...................................................            $  1,984,523               1,726,817
        Interest bearing (note 6) ..............................................              10,161,675               9,434,893
                                                                                            ------------              ----------
            Total deposits .....................................................              12,146,198              11,161,710
    Federal funds purchased and securities sold
      under repurchase agreements (note 7) .....................................               1,345,822               1,039,900
    Long-term debt (note 7) ....................................................               1,052,943                 840,859
    Other liabilities (note 15) ................................................                 319,400                 367,562
                                                                                            ------------              ----------
            Total liabilities ..................................................              14,864,363              13,410,031
                                                                                            ------------              ----------
Minority interest in consolidated subsidiaries .................................                  98,638                  80,890
Shareholders' equity (notes 2, 3, 11, and 13):
    Common stock-- $1.00 par value. Authorized 600,000,000 shares;
      issued 294,849,028 in 2001 and 284,818,042 in 2000; outstanding
      294,673,764 in 2001 and 284,642,778 in 2000 ..............................                 294,849                 284,818
    Surplus ....................................................................                 171,257                 107,652
    Treasury stock--175,264 shares .............................................                  (1,285)                 (1,285)
    Unamortized restricted stock ...............................................                     (82)                   (381)
    Accumulated other comprehensive income .....................................                  29,338                   5,936
    Retained earnings ..........................................................               1,200,869               1,020,431
                                                                                            ------------              ----------
            Total shareholders' equity .........................................               1,694,946               1,417,171
                                                                                            ------------              ----------
    Commitments and contingencies (note 10)
            Total liabilities and shareholders' equity .........................            $ 16,657,947              14,908,092
                                                                                            ============              ==========

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF INCOME

                                                                                                 YEARS ENDED DECEMBER 31,
                                                                                      ------------------------------------------
(In thousands, except per share data)                                                    2001            2000             1999
                                                                                      ----------       ---------         -------
Interest income:
    Loans, including fees ......................................................      $  989,352         956,570         758,517
    Investment securities:
        U.S. Treasury and U.S. Government agencies .............................          69,316          83,528          81,140
        Mortgage-backed securities .............................................          38,331          30,337          26,167
        State and municipal ....................................................          11,649           9,949           8,650
        Other investments ......................................................           3,415           3,426           2,907
    Mortgage loans held for sale ...............................................          14,216           8,095           7,659
    Federal funds sold and securities purchased under resale agreements ........           4,397           5,736           2,879
    Interest earning deposits with banks .......................................             212             164              88
                                                                                      ----------       ---------         -------
            Total interest income ..............................................       1,130,888       1,097,805         888,007
                                                                                      ----------       ---------         -------
Interest expense:
    Deposits (note 6) ..........................................................         404,661         420,173         323,752
    Federal funds purchased and securities sold under repurchase agreements ....          42,643          78,445          39,427
    Long-term debt (note 7) ....................................................          53,793          36,855          11,534
                                                                                      ----------       ---------         -------
            Total interest expense .............................................         501,097         535,473         374,713
                                                                                      ----------       ---------         -------

            Net interest income ................................................         629,791         562,332         513,294
Provision for losses on loans (note 4) .........................................          51,673          44,341          34,007
                                                                                      ----------       ---------         -------
            Net interest income after provision for losses on loans ............         578,118         517,991         479,287
                                                                                      ----------       ---------         -------
Non-interest income:
    Data processing services ...................................................         643,566         580,969         507,652
    Service charges on deposit accounts ........................................          86,539          76,002          70,161
    Fees for trust services ....................................................          26,509          22,204          20,031
    Brokerage revenue ..........................................................          16,363          16,063          14,076
    Mortgage banking income ....................................................          38,272          21,741          21,196
    Credit card fees ...........................................................          21,184          19,129          15,123
    Securities gains, net (note 3) .............................................           1,722             781           1,202
    Other fee income ...........................................................          17,199          15,110           7,968
    Other operating income (note 18) ...........................................          86,343          81,514          82,356
                                                                                      ----------       ---------         -------
            Total non-interest income ..........................................         937,697         833,513         739,765
                                                                                      ----------       ---------         -------
Non-interest expense:
    Salaries and other personnel expense (notes 12 and 13) .....................         566,084         495,477         457,741
    Net occupancy and equipment expense (notes 5 and 10) .......................         235,652         225,675         208,197
    Other operating expenses (note 18) .........................................         204,227         202,122         190,611
                                                                                      ----------       ---------         -------
            Total non-interest expense .........................................       1,005,963         923,274         856,549
                                                                                      ----------       ---------         -------

Minority interest in subsidiaries' net income ..................................          19,859          16,495          13,188

            Income before income taxes .........................................         489,993         411,735         349,315
Income tax expense (note 15) ...................................................         178,377         149,178         124,008
                                                                                      ----------       ---------         -------
            Net income .........................................................      $  311,616         262,557         225,307
                                                                                      ==========       =========         =======
Net income per share (notes 9 and 13):
    Basic ......................................................................      $     1.07             .93             .80
                                                                                      ==========       =========         =======
    Diluted ....................................................................            1.05             .92             .80
                                                                                      ==========       =========         =======
Weighted average shares outstanding (notes 9 and 13):
    Basic ......................................................................         290,304         283,552         280,016
                                                                                      ==========       =========         =======
    Diluted ....................................................................         295,850         286,882         283,355
                                                                                      ==========       =========         =======

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

(In thousands, except per share data)
                                                                                                                      UNAMORTIZED
                                                                      SHARES       COMMON                   TREASURY   RESTRICTED
YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999                         ISSUED        STOCK        SURPLUS     STOCK       STOCK
---------------------------------------------                         -------     ---------      -------    --------  -----------
Balance at December 31, 1998 ....................................     278,807     $ 278,807       59,657     (5,099)    (2,545)
Net income ......................................................          --            --           --         --         --
Other comprehensive loss, net of tax (note 8):
   Change in unrealized gains/losses on
     investment securities available for sale,
     net of reclassification adjustment .........................          --            --           --         --         --
   Loss on foreign currency translation .........................          --            --           --         --         --
   Other comprehensive loss .....................................          --            --           --         --         --
Comprehensive income ............................................          --            --           --         --         --
Issuance of common stock for acquisitions (note 2) ..............       2,325         2,325        9,269         --         --
Issuance of treasury stock for purchase acquisition (note 2) ....          --            --           --      1,860         --
Cash dividends declared -- $.36 per share .......................          --            --           --         --         --
Cash dividends of pooled subsidiaries prior to acquisition ......          --            --           --         --         --
Amortization of restricted stock (note 13) ......................          --            --           --         --      1,252
Stock options exercised (note 13) ...............................       1,150         1,150        5,620         --         --
Stock option tax benefit ........................................          --            --        7,390         --         --
Retirement of subsidiary's treasury stock upon acquisition ......         (93)          (93)      (1,861)     1,954         --
Ownership change at majority-owned subsidiary ...................          --            --         (985)        --         --
Commitment of stock donation to charitable foundation ...........          --            --          100         --         --
                                                                      -------     ---------      -------     ------     ------
BALANCE AT DECEMBER 31, 1999 ....................................     282,189       282,189       79,190     (1,285)    (1,293)

Net income ......................................................          --            --           --         --         --
Other comprehensive income, net of tax (note 8):
   Change in unrealized gains/losses on
     investment securities available for sale,
     net of reclassification adjustment .........................          --            --           --         --         --
   Loss on foreign currency translation .........................          --            --           --         --         --
   Other comprehensive income ...................................          --            --           --         --         --
Comprehensive income ............................................          --            --           --         --         --
Issuance of common stock for acquisition (note 2) ...............       1,415         1,415       16,934         --         --
Cash dividends declared - $.44 per share ........................          --            --           --         --         --
Amortization of restricted stock (note 13) ......................          --            --           --         --      1,009
Stock options exercised (note 13) ...............................       1,209         1,209        8,806         --         --
Issuance of restricted stock ....................................           5             5           92         --        (97)
Stock option tax benefit ........................................          --            --        3,594         --         --
Ownership change at majority-owned subsidiary ...................          --            --         (964)        --         --
                                                                      -------     ---------      -------     ------     ------
BALANCE AT DECEMBER 31, 2000 ....................................     284,818       284,818      107,652     (1,285)      (381)

NET INCOME ......................................................          --            --           --         --         --
OTHER COMPREHENSIVE INCOME, NET OF TAX (NOTE 8):
   NET UNREALIZED GAIN ON CASH FLOW HEDGES ......................          --            --           --         --         --
   CHANGE IN UNREALIZED GAINS/LOSSES ON
    INVESTMENT SECURITIES AVAILABLE FOR SALE,
    NET OF RECLASSIFICATION ADJUSTMENT ..........................          --            --           --         --         --
   LOSS ON FOREIGN CURRENCY TRANSLATION .........................          --            --           --         --         --
   OTHER COMPREHENSIVE INCOME ...................................          --            --           --         --         --
COMPREHENSIVE INCOME ............................................          --            --           --         --         --
ISSUANCE OF COMMON STOCK FOR ACQUISITIONS (NOTE 2) ..............       7,666         7,666       26,588         --         --
CASH DIVIDENDS DECLARED - $.51 PER SHARE ........................          --            --           --         --         --
AMORTIZATION OF RESTRICTED STOCK (NOTE 13) ......................          --            --           --         --        299
STOCK OPTIONS EXERCISED (NOTE 13) ...............................       2,365         2,365       20,923         --         --
STOCK OPTION TAX BENEFIT ........................................          --            --       16,363         --         --
OWNERSHIP CHANGE AT MAJORITY-OWNED SUBSIDIARY ...................          --            --         (269)        --         --
                                                                      -------     ---------      -------     ------     ------
BALANCE AT DECEMBER 31, 2001 ....................................     294,849     $ 294,849      171,257     (1,285)       (82)
                                                                      =======     =========      =======     ======     ======

(In thousands, except per share data)
                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                                     COMPREHENSIVE     RETAINED
YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999                                        INCOME (LOSS)     EARNINGS          TOTAL
---------------------------------------------                                        --------------   ----------       ---------
Balance at December 31, 1998...................................................           10,475         770,622       1,111,917
Net income.....................................................................               --         225,307         225,307
Other comprehensive loss, net of tax (note 8):
   Change in unrealized gains/losses on
     investment securities available for sale,
     net of reclassification adjustment ........................................         (39,913)             --         (39,913)
   Loss on foreign currency translation ........................................            (223)             --            (223)
                                                                                        --------                       ---------
   Other comprehensive loss ....................................................         (40,136)             --         (40,136)
                                                                                                                       ---------
Comprehensive income ...........................................................              --              --         185,171
                                                                                                                       ---------

Issuance of common stock for acquisitions (note 2) .............................            (473)          6,335          17,456
Issuance of treasury stock for purchase acquisition (note 2) ...................              --              --           1,860
Cash dividends declared -- $.36 per share ......................................              --         (98,460)        (98,460)
Cash dividends of pooled subsidiaries prior to acquisition .....................              --          (5,774)         (5,774)
Amortization of restricted stock (note 13) .....................................              --              --           1,252
Stock options exercised (note 13) ..............................................              --              --           6,770
Stock option tax benefit .......................................................              --              --           7,390
Retirement of subsidiary's treasury stock upon acquisition .....................              --              --              --
Ownership change at majority-owned subsidiary ..................................              --             (28)         (1,013)
Commitment of stock donation to charitable foundation ..........................              --              --             100
                                                                                         -------      ----------       ---------
BALANCE AT DECEMBER 31, 1999 ...................................................         (30,134)        898,002       1,226,669
Net income .....................................................................              --         262,557         262,557
Other comprehensive income, net of tax (note 8):
   Change in unrealized gains/losses on
     investment securities available for sale,
     net of reclassification adjustment ........................................          36,199              --          36,199
   Loss on foreign currency translation ........................................            (129)             --            (129)
                                                                                         -------                       ---------

   Other comprehensive income ..................................................          36,070              --          36,070
                                                                                                                       ---------

Comprehensive income ...........................................................              --              --         298,627
                                                                                                                       ---------

Issuance of common stock for acquisition (note 2) ..............................              --         (15,246)          3,103
Cash dividends declared - $.44 per share .......................................              --        (124,882)       (124,882)
Amortization of restricted stock (note 13) .....................................              --              --           1,009
Stock options exercised (note 13) ..............................................              --              --          10,015
Issuance of restricted stock ...................................................              --              --              --
Stock option tax benefit .......................................................              --              --           3,594
Ownership change at majority-owned subsidiary ..................................              --              --            (964)
                                                                                         -------      ----------       ---------
BALANCE AT DECEMBER 31, 2000 ...................................................           5,936       1,020,431       1,417,171
Net income .....................................................................              --         311,616         311,616
Other comprehensive income, net of tax (note 8):
   Net unrealized gain on cash flow hedges .....................................           6,081              --           6,081
   Change in unrealized gains/losses on
    investment securities available for sale,
    net of reclassification adjustment .........................................          18,341              --          18,341
   Loss on foreign currency translation ........................................          (1,488)             --          (1,488)
                                                                                         -------                       ---------
   Other comprehensive income ..................................................          22,934              --          22,934
                                                                                                                       ---------
Comprehensive income ...........................................................              --              --         334,550
                                                                                                                       ---------
Issuance of common stock for acquisitions (note 2) .............................             468          17,371          52,093
Cash dividends declared - $.51 per share .......................................              --        (148,549)       (148,549)
Amortization of restricted stock (note 13) .....................................              --              --             299
Stock options exercised (note 13) ..............................................              --              --          23,288
Stock option tax benefit .......................................................              --              --          16,363
Ownership change at majority-owned subsidiary ..................................              --              --            (269)
                                                                                         -------      ----------       ---------
BALANCE AT DECEMBER 31, 2001 ...................................................          29,338       1,200,869       1,694,946
                                                                                         =======      ==========       =========

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)                                                                                 YEARS ENDED DECEMBER 31,
                                                                                      -------------------------------------------
                                                                                          2001            2000            1999
                                                                                      ------------     ----------      ----------
OPERATING ACTIVITIES
    Net income .................................................................      $    311,616        262,557         225,307
    Adjustments to reconcile net income to net cash provided by operating activities:
        Provision for losses on loans ..........................................            51,673         44,341          34,007
        Depreciation, amortization, and accretion, net .........................            87,200         80,502          72,475
        Deferred income tax expense (benefit) ..................................            11,342         (4,459)            144
        Decrease (increase) in interest receivable .............................            25,914        (30,544)         (7,449)
        (Decrease) increase in interest payable ................................           (23,448)        25,106           9,204
        Minority interest in subsidiaries' net income ..........................            19,859         16,495          13,188
        (Increase) decrease in mortgage loans held for sale ....................          (289,706)       (25,089)         73,086
        Other, net .............................................................           (16,590)        85,416          33,334
                                                                                      ------------     ----------      ----------
             Net cash provided by operating activities .........................           177,860        454,325         453,296
                                                                                      ------------     ----------      ----------

INVESTING ACTIVITIES
    Cash acquired from acquisitions ............................................            17,906          2,877           7,639
    Net increase in interest earning deposits with banks .......................               (65)        (1,878)           (339)
    Net decrease (increase) in federal funds sold and
             securities purchased under resale agreements ......................           375,542       (283,672)        (11,477)
    Proceeds from maturities and principal collections of
             investment securities available for sale ..........................           896,836        198,078         453,143
    Proceeds from sales of investment securities available for sale ............           212,395         33,553          48,472
    Purchases of investment securities available for sale ......................        (1,017,514)      (262,299)       (695,526)
    Proceeds from maturities and principal collections of
             investment securities held to maturity ............................                --         37,591          63,875
    Purchases of investment securities held to maturity ........................                --        (31,126)        (32,781)
    Net increase in loans ......................................................        (1,326,774)    (1,762,348)     (1,416,486)
    Purchases of premises and equipment ........................................          (146,663)      (170,559)       (124,462)
    Proceeds from disposals of premises and equipment ..........................            14,194          4,081           8,315
    Net cash paid on sale of branches ..........................................           (11,037)       (96,135)        (55,641)
    Proceeds from sales of other real estate ...................................            15,930         10,136           8,520
    Additions to contract acquisition costs ....................................           (27,194)       (41,713)        (15,812)
    Refund of contract acquisition costs .......................................                --         10,000              --
    Additions to computer software .............................................           (55,038)       (72,685)        (54,189)
                                                                                      ------------     ----------      ----------
             Net cash used in investing activities .............................        (1,051,482)    (2,426,099)     (1,816,749)
                                                                                      ------------     ----------      ----------

FINANCING ACTIVITIES
    Net increase in demand and savings deposits ................................           734,795        918,781         174,703
    Net (decrease) increase in certificates of deposit .........................          (131,891)       955,153         432,420
    Net increase (decrease) in federal funds purchased and
             securities sold under repurchase agreements .......................           293,948       (221,575)        758,104
    Principal repayments on long-term debt .....................................            (3,006)        (3,778)         (2,030)
    Proceeds from issuance of long-term debt ...................................           185,438        525,786         186,849
    Purchases of treasury stock by majority-owned subsidiary ...................                --         (2,077)         (1,291)
    Dividends paid to shareholders .............................................          (142,083)      (119,012)        (98,837)
    Proceeds from issuance of common stock .....................................            26,546         10,007           6,702
                                                                                      ------------     ----------      ----------
             Net cash provided by financing activities .........................           963,747      2,063,285       1,456,620
                                                                                      ------------     ----------      ----------
Increase in cash and cash equivalents ..........................................            90,125         91,511          93,167
Cash and cash equivalents at beginning of period ...............................           558,054        466,543         373,376
                                                                                      ------------     ----------      ----------
Cash and cash equivalents at end of period .....................................      $    648,179        558,054         466,543
                                                                                      ============     ==========      ==========

See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS OPERATIONS

         The consolidated financial statements include the accounts of Synovus Financial Corp. (Parent Company) and its consolidated subsidiaries, all but one of which were wholly-owned at December 31, 2001. Synovus has 38 wholly-owned bank subsidiaries predominantly involved in retail and commercial banking activities. Other wholly-owned subsidiary business activities include trust, mortgage, insurance, brokerage, software solutions provider, and debt collection and bankruptcy management. Total System Services, Inc. (TSYS), an 80.8% owned subsidiary, provides bankcard data processing and related services to banks and other card-issuing institutions. In addition, the financial statements include joint ventures accounted for under the equity method.

         Synovus has two reportable segments: Financial Services and Transaction Processing Services. For the year ended December 31, 2001, revenues (defined as net interest income plus non-interest income) from the Financial Services segment represent 55.8% of the consolidated revenues, while the Transaction Processing Services segment represents the remaining 44.2% of consolidated revenues. The Financial Services' revenues are earned in four southeastern states: Georgia (61%), Alabama (18%), South Carolina (14%), and Florida (7%). Transaction Processing Services are provided to financial institutions and other organizations throughout the United States, Mexico, Canada, Honduras, the Caribbean, and Europe. TSYS also offers merchant services to financial institutions and other organizations in Japan.

BASIS OF PRESENTATION

         In preparing the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the balance sheet and the reported amounts of revenues and expenses for the period. Actual results could differ significantly from those estimates.

         Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses; the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans; and the disclosures for contingent assets and liabilities. In connection with the determination of the allowance for loan losses and the valuation of other real estate, management obtains independent appraisals for significant properties and properties collateralizing impaired loans.

         The accounting and reporting policies of Synovus Financial Corp. and subsidiaries (Synovus) conform to accounting principles generally accepted in the United States of America and to general practices within the banking and bankcard data processing industries. All significant intercompany accounts and transactions have been eliminated in consolidation. The following is a description of the more significant of those policies.

CASH FLOW INFORMATION

         For the years ended December 31, 2001, 2000, and 1999, income taxes of $186 million, $143 million, and $106 million, and interest of $525 million, $510 million, and $367 million, respectively, were paid.

         Loans receivable of approximately $15 million, $15 million, and $4 million were transferred to other real estate during 2001, 2000, and 1999, respectively.

FEDERAL FUNDS SOLD, FEDERAL FUNDS PURCHASED, SECURITIES PURCHASED UNDER RESALE AGREEMENTS, AND SECURITIES SOLD UNDER REPURCHASE AGREEMENTS

         Federal funds sold, federal funds purchased, securities purchased under resale agreements, and securities sold under repurchase agreements generally mature in one day.

MORTGAGE LOANS HELD FOR SALE

         Mortgage loans held for sale are carried at the lower of aggregate cost or fair value. Fair values are based upon quoted prices from secondary market investors and forward commitments to sell. No valuation allowances were recorded at December 31, 2001 or 2000.

         The cost of mortgage loans held for sale is the mortgage note amount plus certain net origination costs less fees collected.

INVESTMENT SECURITIES

         In connection with the adoption of Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" on January 1, 2001, Synovus reclassified its investment securities held to maturity portfolio to the available for sale category.

         In 2000, Synovus classified its securities into two categories: available for sale or held to maturity. Held to maturity securities were those securities for which Synovus had the ability and intent to hold until maturity. All other securities not included in held to maturity were classified as available for sale.

         Available for sale securities are recorded at fair value. Fair value is determined at a specific point in time, based on quoted market prices. Held to maturity securities were recorded at cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized gains and losses, net of the related tax effect, on securities available for sale are excluded from earnings and are reported as a separate component of shareholders' equity, within accumulated other comprehensive income, until realized. Transfers of securities between categories are recorded at fair value at the date of transfer. The unrealized gains or losses included in accumulated other comprehensive income for a security transferred from available for sale to held to maturity are maintained and amortized into earnings over the remaining life of the security as an adjustment to yield in a manner consistent with the amortization or accretion of premium or discount on the associated security.

         A decline in the market value of any available for sale or held to maturity security below cost that is deemed other than temporary results in a charge to earnings and the establishment of a new cost basis for the security.

         Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to the yield using the effective interest method and prepayment assumptions. Dividend and interest income are recognized when earned. Realized gains and losses for securities classified as available for sale and held to maturity are included in earnings and are derived using the specific identification method for determining the amortized cost of securities sold.

         Gains and losses on sales of investment securities are recognized on the settlement date, based on the amortized cost of the specific security. The financial statement impact of settlement date accounting versus trade date accounting is immaterial.

LOANS AND INTEREST INCOME

         Loans are reported at principal amounts outstanding less unearned income, net deferred fees, and the allowance for loan losses.

         Interest income on consumer loans, made on a discount basis, is recognized in a manner which approximates the level yield method. Interest income on substantially all other loans is recognized on a level yield basis.

         Loan fees, net of certain direct origination costs, are deferred and amortized over the terms of the loans using a method which approximates a level yield. Annual fees, net of costs, collected for credit cards are recognized on a straight-line basis over the period the fee entitles the cardholder to use the card.

         Loans on which the accrual of interest has been discontinued are designated as nonaccrual loans. Accrual of interest on loans is discontinued when reasonable doubt exists as to the full collection of interest or principal, or when they become contractually in default for 90 days or more as to either interest or principal, unless they are both well-secured and in the process of collection. When a loan is placed on nonaccrual status, previously accrued and uncollected interest is charged to interest income on loans, unless management believes that the accrued interest is recoverable through the liquidation of collateral. Interest payments received on nonaccrual loans are applied as a reduction of principal. Loans are returned to accruing status when they are brought fully current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest. Interest on accruing impaired loans is recognized as long as such loans do not meet the criteria for nonaccrual classification.

ALLOWANCE FOR LOAN LOSSES

         The allowance for loan losses is established through provisions for loan losses charged to operations. Loans are charged against the allowance for loan losses when management believes that the collection of principal is unlikely. Subsequent recoveries are added to the allowance. Management's evaluation of the adequacy of the allowance for loan losses is based on a formal analysis which assesses the risk within the loan portfolio. This analysis includes consideration of historical performance, current economic conditions, level of nonperforming loans, loan concentrations, and review of certain individual loans.

         Management believes that the allowance for loan losses is adequate. While management uses available information to recognize losses on loans, future additions to the allowance for loan losses may be necessary based on changes in economic conditions. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the subsidiary banks' allowances for loan losses. Such agencies may require the subsidiary banks to recognize additions to the allowance for loan losses based on their judgments about information available to them at the time of their examination.

         Management, considering current information and events regarding a borrower's ability to repay its obligations, considers a loan to be impaired when the ultimate collectibility of all principal and interest amounts due, according to the contractual terms of the loan agreement, is in doubt. When a loan is considered to be impaired, the amount of impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate. If the loan is collateral-dependent, the fair value of the collateral is used to determine the amount of impairment. Impairment losses are included in the allowance for loan losses through a charge to the provision for losses on loans. Subsequent recoveries are added to the allowance for loan losses.

         The accounting for impaired loans described above applies to all loans, except for large pools of smaller-balance, homogeneous loans that are collectively evaluated for impairment, loans that are measured at fair value or at the lower of cost or fair value, and debt securities. The allowance for loan losses for large pools of smaller- balance, homogeneous loans is established through consideration of such factors as changes in the nature and volume of the portfolio, overall portfolio quality, adequacy of the underlying collateral, loan concentrations, historical charge-off trends, and economic conditions that may affect the borrowers' ability to pay.

PREMISES AND EQUIPMENT

         Premises and equipment, including leasehold improvements and purchased internal-use software, are reported at cost, less accumulated depreciation and amortization, which are computed using straight-line or accelerated methods over the estimated useful lives of the related assets.

OTHER ASSETS

         The following paragraphs describe some of the more significant amounts included in other assets. Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the assets described below is measured by a comparison of the carrying amount of the asset to future undiscounted cash flows expected to be generated by the asset. If such assets are considered impaired, the amount of impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

         Intangibles:

         Goodwill, which represents the excess of cost over the fair value of net assets acquired of purchased companies, is amortized using the straight-line method over periods of 5 to 40 years.

         Core deposit premiums resulting from the valuation of core deposit intangibles acquired in business combinations or in the purchase of branch offices are amortized using accelerated methods over periods not exceeding the estimated average remaining life of the existing customer deposit bases acquired. Amortization periods range from 10 to 18 years.

         Amortization periods for intangible assets are monitored to determine if events and circumstances require such periods to be reduced.

         Software Development Costs:

         TSYS develops software that is used in providing transaction processing services to clients. Software development costs are capitalized once technological feasibility of the software has been established. Costs incurred prior to establishing technological feasibility are expensed as incurred. Technological feasibility is established when TSYS has completed all planning, designing, coding, and testing activities that are necessary to determine that a product can be produced to meet its design specifications, including functions, features, and technical performance requirements. Capitalization of costs ceases when the product is available for general use. TSYS evaluates the unamortized capitalized costs of software development as compared to the net realizable value of the development which is determined by projected future cash flows. The amount by which the unamortized capitalized costs exceed the net realizable value are written off. Software development costs are amortized using the greater of (1) the straight-line method over the estimated useful life (which ranges from 3 - 10 years) or (2) the ratio of current revenues to current anticipated revenues.

         Investments in Company-Owned Life Insurance Programs:

         Premiums paid for company-owned life insurance programs are recorded at the net realizable value of the underlying insurance contracts. The change in contract value during the period is recorded as an adjustment of premiums paid in determining the expense or income to be recognized under the contract during the period. Income or expense from company-owned life insurance programs is included as a component of other operating income.

         Investment in Joint Ventures:

         TSYS' 49% investment in Total System Services de Mexico, S.A. de C.V. (TSYS de Mexico), a bankcard data processing operation located in Mexico, is accounted for using the equity method, as is TSYS' 50% investment in Vital Processing Services L.L.C. (Vital), a merchant processing operation headquartered in Tempe, Arizona.

         Contract Acquisition Costs:

         TSYS capitalizes contract acquisition costs related to signing or renewing long-term contracts. These costs, primarily consisting of cash payments for rights to provide processing services and internal conversion and software development costs, are amortized using the straight-line method over the contract term beginning when the client's cardholder accounts are converted to the system. All costs incurred prior to contract execution are expensed as incurred. The amortization of these costs is recognized in other expenses.

         Other Real Estate:

         Other real estate, consisting of properties obtained through foreclosure or in satisfaction of loans, is reported at the lower of cost or fair value, determined on the basis of current appraisals, comparable sales, and other estimates of value obtained principally from independent sources, adjusted for estimated selling costs. Any excess of the loan balance at the time of foreclosure over the fair value of the real estate held as collateral is treated as a loan charge-off. Gain or loss on sale and any subsequent adjustment to the value are recorded as a component of non-interest expense.

DERIVATIVE INSTRUMENTS

         In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an Amendment of SFAS 133". SFAS No. 133 and SFAS No. 138 standardize the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. Under the standards, entities are required to carry all derivative instruments on the balance sheet at fair value. The accounting for changes in fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and if so, on the reason for holding it. If certain conditions are met, entities may elect to designate a derivative instrument as a hedge of exposures to changes in fair values, cash flows, or foreign currencies. If the hedged exposure is a fair value exposure, the gain or loss on the derivative instrument is recognized in earnings in the period of change, together with the offsetting loss or gain on the hedged item attributable to the risk being hedged. If the hedged exposure is a cash flow exposure, the effective portion of the gain or loss on the derivative instrument is reported initially as a component of accumulated other comprehensive income (outside earnings), and subsequently reclassified into earnings when the forecasted transaction affects earnings. Any amounts excluded from the assessment of hedge effectiveness, as well as the ineffective portion of the gain or loss are reported in earnings immediately. If the derivative instrument is not designated as a hedge, the gain or loss is recognized in earnings in the period of change.

         Synovus adopted SFAS No. 133 and SFAS No. 138 on January 1, 2001.

         As part of its overall interest rate risk management activities, Synovus utilizes interest rate related derivative instruments to manage its exposure to various types of interest rate risks. With the exception of commitments to fund and sell fixed-rate mortgage loans, all derivative instruments utilized by Synovus represent end user activities designed as either a hedge of a recognized fixed-rate asset or liability (a fair value hedge), or a hedge of a forecasted transaction or of the variability of future cash flows of a floating rate asset or liability (cash flow hedge). Synovus does not speculate using derivative instruments.

         Synovus' risk management policies emphasize the management of interest rate risk within acceptable guidelines. Synovus' objective in maintaining these policies is to achieve consistent growth in net interest income while limiting volatility arising from changes in interest rates. Risks to be managed include both fair value and cash flow risks. Utilization of derivative instruments provides a valuable tool to assist in the management of these risks.

         Synovus utilizes interest rate swap agreements to hedge the fair value risk of fixed-rate liabilities, primarily deposit liabilities. Fair value risk is measured as the volatility in the value of these liabilities as interest rates change. Interest rate swaps entered into to manage this risk are designed to have the same notional value as well as similar interest rates and interest calculation methods. These agreements entitle Synovus to receive fixed-rate interest payments and pay floating-rate interest payments based on the notional amount of the swap agreements. Swap agreements structured in this manner allow Synovus to effectively hedge the fair value risks of these fixed-rate liabilities.

         Synovus is potentially exposed to cash flow risk due to its holding of loans whose interest payments are based on floating rate indices. Synovus monitors changes in these exposures and their impact on its risk management activities. These agreements, whose terms are for up to five years, entitle Synovus to receive fixed-rate interest payments and pay floating-rate interest payments. The maturity date of the last agreement is June 1, 2004. These agreements allow Synovus to offset the variability of floating rate loan interest with the variable interest payments due on the interest rate swaps.

         The effective portion of changes in the fair value of interest rate swaps designated as hedges of the variability of cash flows associated with floating rate loans are reported in accumulated other comprehensive income. These amounts are subsequently reclassified into interest income as the hedged cash flows affect earnings. The ineffective portion of the gain on hedging derivative instruments, which is reported in earnings, is not material.

         By using derivative instruments to hedge fair value and cash flow risks, Synovus exposes itself to potential credit risk. This potential credit risk is equal to the fair or replacement values of the swaps if the counterparty fails to perform on its obligations under the swap agreements. This credit risk is normally a very small percentage of the notional amount and fluctuates as interest rates change. Synovus minimizes this risk by subjecting the transaction to the same approval process as other credit activities, by dealing with highly rated counterparties, and by obtaining collateral agreements for exposures above predetermined limits.

         Synovus also holds derivative instruments which consist of commitments to fund fixed-rate mortgage loans to customers and forward commitments to sell individual fixed-rate mortgage loans. Synovus' objective in obtaining the forward commitments is to mitigate the interest rate risk associated with the commitments to fund the fixed-rate mortgage loans. Both the rate-lock commitments and the forward commitments are reported at fair value, with adjustments being recorded in current period earnings, and are not accounted for as hedges.

         In accordance with the transition provisions of SFAS No. 133, Synovus recorded a net-of-tax cumulative-effect gain of $.8 million in accumulated other comprehensive income to recognize at fair value all derivative instruments that are designated as cash flow hedges. As of December 31, 2001, the net-of-tax fair value of these derivative instruments and the unamortized balance of deferred gains for terminated derivative instruments carried as a component of accumulated other comprehensive income was $6.1 million. Synovus expects to reclassify from accumulated other comprehensive income approximately $4.1 million as net-of-tax earnings during the next twelve months, as the related payments from interest rate swaps and amortization of deferred gains are recorded. During 2001, Synovus terminated certain cash flow hedges which resulted in a net pre-tax gain of $3.3 million. Such gain is included as a component of accumulated other comprehensive income and is being amortized over the shorter of the remaining contract life or the maturity of the designated asset as an adjustment to interest income. The remaining unamortized deferred gain balance at December 31, 2001 was $2.8 million. Upon adoption of SFAS No. 133, gains and losses on derivative instruments that were previously deferred as adjustments to the carrying amounts of hedged items were not adjusted.

BANKCARD PROCESSING REVENUES

         TSYS' bankcard data processing revenues are derived from long-term processing contracts with banks and other institutions and are recognized as revenues at the time the service is performed. Bankcard data processing revenues are generated primarily from charges based on the number of accounts billed, transactions and authorizations processed, statements mailed, and other processing services for cardholder accounts on file. Most of these contracts have prescribed minimums. The terms of contracts generally range from three to ten years in length.

INCOME TAXES

         Synovus uses the asset and liability method to account for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Synovus files a consolidated federal income tax return with its wholly-owned and majority-owned subsidiaries.

STOCK-BASED COMPENSATION

         Synovus accounts for its fixed stock-based compensation in accordance with the provisions set forth in Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with APB Opinion No. 25, compensation expense is recorded on the grant date only to the extent that the current market price of the underlying stock exceeds the exercise price on the grant date.

         The pro forma net income and earnings per share disclosures for employee stock-based grants made in 1995 and future years are determined based upon the fair-value-based method which is defined in SFAS No. 123, "Accounting for Stock-Based Compensation."

POSTRETIREMENT BENEFITS

         Synovus sponsors a defined benefit health care plan for substantially all of its employees and early retirees. The expected costs of retiree health care and other postretirement benefits are being expensed over the period that employees provide service.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         Fair value estimates are made at a specific point in time, based on relevant market information and other information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at one time, the entire holdings of a particular financial instrument. Because no market exists for a portion of the financial instruments, fair value estimates are also based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

    Fair value estimates are based on existing balance sheet financial instruments, without attempting to estimate the value of anticipated future business, and the value of assets and liabilities that are not considered financial instruments. Significant assets and liabilities that are not considered financial instruments include deferred income taxes, premises and equipment, capitalized contract acquisition costs, computer software, investments in joint ventures, and goodwill. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

OTHER

         Certain amounts in 2000 and 1999 have been reclassified to conform with the presentation adopted in 2001.

NOTE 2   BUSINESS COMBINATIONS

         On December 7, 2001, Synovus completed the acquisition of the $304 million asset FABP Bancshares, Inc. (FABP), of Pensacola, Florida, the parent company of First American Bank of Pensacola, N.A. Synovus issued 3,539,751 shares of its common stock for all the issued and outstanding shares of FABP.

         On February 28, 2001, Synovus completed the acquisition of Creative Financial Group, Ltd. (Creative Financial), based in Atlanta, Georgia, and its operating unit Robert Andrew Securities, Inc. At the acquisition date, Creative Financial had $546 million in assets under management. The companies operate as divisions of Synovus Financial Management Services, the integrated asset management unit of Synovus. Synovus issued 937,701 shares of its common stock for all the issued and outstanding shares of these two entities.

         On February 16, 2001, Synovus completed the acquisition of the $200 million asset Carolina Southern Bank of Spartanburg, South Carolina. Synovus issued 3,188,558 shares of its common stock, and merged the bank into its affiliate bank, The National Bank of South Carolina.

         On May 31, 2000, Synovus completed the acquisition of ProCard, Inc.(R) (ProCard), a provider of software and Internet tools designed to assist organizations with the management of purchasing, travel and fleet card programs. Synovus issued 1,415,053 shares of common stock for all of the outstanding capital stock of ProCard.

         On October 31, 1999, Synovus completed the acquisitions of Ready Bank of Fort Walton Beach Holding Company, Inc. with $65 million in assets, and Horizon Bancshares, Inc. with $60 million in assets. Synovus issued 1,946,416 shares of common stock for all the issued and outstanding shares of these two entities.

         The aforementioned acquisitions have been accounted for as poolings of interests, except that the financial information preceding the dates of acquisition have not been restated to include the financial condition and results of operations of these entities since the effect was not material. Net income for the years ended December 31, 2001, 2000 and 1999 would have been increased by $3.0 million, $8.0 million, and $8.4 million, respectively, if the prior periods had been restated for these acquisitions.

         On September 30, 1999, Synovus completed the acquisition of the $306 million asset Merit Holding Corporation. Merit Holding Corporation (Merit) was the parent company of Mountain National Bank in Tucker, Georgia, and Charter Bank & Trust Co. in Marietta, Georgia. Synovus issued 5,995,085 shares of common stock for all the issued and outstanding shares of Merit.

         On September 30, 1999, Synovus completed the acquisition of the debt collection and bankruptcy management business offered by Wallace & de Mayo
(WDM), a firm based in Norcross, Georgia. Synovus issued 2,339,624 shares of common stock for all of the outstanding common stock of WDM. Effective September 30, 1999, WDM operates as TSYS Total Debt Management, Inc. (TDM), a wholly-owned subsidiary of Synovus.

         The aforementioned two acquisitions have been accounted for as poolings of interests. Accordingly, the financial statements for all prior periods presented have been restated to include the financial condition and results of operations of these two entities.

         On January 31, 1999, Synovus issued 333,163 shares of common stock to acquire the remaining 80% interest in Canterbury Trust Company, Inc., which provides trust, custody, investment and consulting services to large institutional clients. The acquisition was accounted for as a purchase resulting in goodwill of $5.5 million, which is being amortized on a straight-line basis over fifteen years.

         On January 29, 1999, Merit acquired Source Capital Group I, Inc. (Source Capital Group), an Atlanta-based equipment leasing company, in exchange for 100,000 shares of Merit's common stock (equivalent of 125,330 Synovus shares), valued at approximately $2.2 million. Synovus issued an additional 45,488 shares of its common stock to the former Source Capital Group shareholders on October 1, 1999. These shares represented additional consideration under the terms of the purchase agreement. The acquisition has been accounted for as a purchase resulting in goodwill of $2.2 million, which is being amortized on a straight-line basis over fifteen years.

NOTE 3   INVESTMENT SECURITIES

         The amortized cost, gross unrealized gains and losses, and estimated fair values of investment securities at December 31, 2001 and 2000 are summarized as follows:

INVESTMENT SECURITIES AVAILABLE FOR SALE

                                                                                 DECEMBER 31, 2001
                                                      ---------------------------------------------------------------------
                                                                             GROSS             GROSS             ESTIMATED
(In thousands)                                        AMORTIZED            UNREALIZED        UNREALIZED            FAIR
                                                         COST                 GAINS            LOSSES              VALUE
                                                      -----------          ----------        -----------          ---------
U.S. Treasury and U.S. Government agencies........    $ 1,024,849            27,460            (1,108)            1,051,201
Mortgage-backed securities .......................        725,441            12,254            (2,290)              735,405
State and municipal ..............................        236,742             6,525              (621)              242,646
Other investments ................................         58,900               487              (352)               59,035
                                                      -----------            ------            ------             ---------
    Total ........................................    $ 2,045,932            46,726            (4,371)            2,088,287
                                                      ===========            ======            ======             =========

                                                                                 DECEMBER 31, 2000
                                                      ---------------------------------------------------------------------
                                                                             GROSS             GROSS             ESTIMATED
(In thousands)                                        AMORTIZED            UNREALIZED        UNREALIZED            FAIR
                                                         COST                 GAINS            LOSSES              VALUE
                                                      -----------          ----------        -----------          ---------

U.S. Treasury and U.S. Government agencies........     $1,307,988             9,353            (3,048)            1,314,293
Mortgage-backed securities .......................        433,036             5,197            (1,426)              436,807
State and municipal ..............................         35,146               408              (278)               35,276
Other investments ................................         19,707             2,714            (1,758)               20,663
                                                      -----------            ------            ------             ---------
    Total.........................................     $1,795,877            17,672            (6,510)            1,807,039
                                                      ===========            ======            ======             =========


INVESTMENT SECURITIES HELD TO MATURITY

                                                                                 DECEMBER 31, 2001
                                                      ---------------------------------------------------------------------
                                                                             GROSS             GROSS             ESTIMATED
(In thousands)                                        AMORTIZED            UNREALIZED        UNREALIZED            FAIR
                                                         COST                 GAINS            LOSSES              VALUE
                                                      -----------          ----------        -----------          ---------

U.S. Treasury and U.S. Government agencies........    $    11,717                49               (64)               11,702
Mortgage-backed securities .......................         38,592               356               (73)               38,875
State and municipal ..............................        183,744             4,703              (374)              188,073
Other investments ................................         36,836                --              (253)               36,583
                                                      -----------            ------            ------             ---------
    Total ........................................    $   270,889             5,108              (764)              275,233
                                                      ===========            ======            ======             =========

         The amortized cost and estimated fair value of investment securities at December 31, 2001 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       INVESTMENT SECURITIES
                                                        AVAILABLE FOR SALE
(In thousands)                                  --------------------------------
                                                   AMORTIZED          ESTIMATED
                                                     COST             FAIR VALUE
                                                ------------          ----------
U.S. Treasury and
 U.S. Government agencies:
    Within 1 year ......................        $    106,486            108,416
    1 to 5 years .......................             617,517            633,978
    5 to 10 years ......................             281,419            289,383
    More than 10 years .................              19,427             19,424
                                                ------------         ----------
                                                   1,024,849          1,051,201
                                                ------------         ----------
State and municipal:
    Within 1 year ......................              12,174             12,286
    1 to 5 years .......................              65,876             67,793
    5 to 10 years ......................              96,133             98,819
    More than 10 years .................              62,559             63,748
                                                ------------         ----------
                                                     236,742            242,646
                                                ------------         ----------
Other investments:
    Within 1 year ......................               3,462              3,300
    1 to 5 years .......................              11,673             11,873
    5 to 10 years ......................                 157                157
    More than 10 years .................              43,608             43,705
                                                ------------         ----------
                                                      58,900             59,035
                                                ------------         ----------
Mortgage-backed securities .............             725,441            735,405
                                                ------------         ----------
Total investment securities:
    Within 1 year ......................             122,122            124,002
    1 to 5 years .......................             695,066            713,644
    5 to 10 years ......................             377,709            388,359
    More than 10 years .................             125,594            126,877
    Mortgage-backed securities .........             725,441            735,405
                                                ------------         ----------
                                                $  2,045,932          2,088,287
                                                ============         ==========

         A summary of sales transactions in the investment securities available for sale portfolio for 2001, 2000, and 1999 is as follows:

(In thousands)                       GROSS             GROSS
                   PROCEEDS     REALIZED GAINS    REALIZED LOSSES
                  ---------     --------------    ---------------
2001 .....        $  212,395          4,293          (2,571)
2000 .....            33,553            842             (61)
1999 .....            48,472          1,252             (50)

         There were no sales transactions in the investment securities held to maturity portfolio during the two years ended December 31, 2000. In connection with the adoption of Statement of Financial Accounting Standards (SFAS) No. 133, Synovus reclassified its investment securities held to maturity portfolio to the available for sale category on January 1, 2001.

         At December 31, 2001 and 2000, securities with a carrying value of $1.6 billion were pledged to secure certain deposits and repurchase agreements as required by law.

NOTE 4   LOANS

         Loans outstanding, by classification, are summarized as follows:

                                                           DECEMBER 31
(In thousands)                                  -------------------------------
                                                     2001                2000
                                                ------------         ----------
Commercial:
    Commercial, financial,
      and agricultural .................        $  4,004,042          3,747,047
    Real estate-construction ...........           2,665,877          2,411,489
    Real estate-mortgage ...............           3,138,748          2,336,234
                                                ------------         ----------
        Total commercial ...............           9,808,667          8,494,770
                                                ------------         ----------
Retail:
    Real estate-mortgage ...............           1,553,154          1,184,437
    Consumer loans - credit card .......             234,651            233,137
    Consumer loans - other .............             843,169            855,933
                                                ------------         ----------
        Total retail ...................           2,630,974          2,273,507
                                                ------------         ----------
        Total loans ....................          12,439,641         10,768,277
                                                ------------         ----------
    Unearned income ....................             (21,724)           (16,390)
                                                ------------         ----------
        Total loans, net
          of unearned income ...........        $ 12,417,917         10,751,887
                                                ============         ==========

    Activity in the allowance for loan losses is summarized as follows:

                                                                DECEMBER 31
(In thousands)                             -------------------------------------------------
                                               2001                2000               1999
                                           -----------            -------            -------
Balance at beginning
  of year .........................        $   147,867            127,558            114,109
Allowance for loan losses
  of acquired subsidiaries ........              6,217                 --              2,928
Provision for losses on loans .....             51,673             44,341             34,007
Recoveries of loans

  previously charged off ..........              6,817              8,128              6,957
Loans charged off .................            (41,805)           (32,160)           (30,443)
                                           -----------            -------            -------
Balance at end of year ............        $   170,769            147,867            127,558
                                           ===========            =======            =======

         At December 31, 2001, the recorded investment in loans that were considered to be impaired was $62.4 million (of which $38.0 million were on a nonaccrual basis). Included in this amount is $44.7 million of impaired loans for which the related loan loss allowance is $16.6 million, and $17.7 million of impaired loans for which there is no related allowance determined in accordance with SFAS No. 114, "Accounting by Creditors for Impairment of a Loan."

         At December 31, 2000, the recorded investment in loans that were considered to be impaired was $46.8 million (of which $37.6 million were on a nonaccrual basis). Included in this amount is $43.9 million of impaired loans for which the related loan loss allowance is $13.9 million, and $2.9 million of impaired loans for which there is no related allowance determined in accordance with SFAS No. 114.

         The allowance for loan losses for impaired loans was primarily determined using the fair value of the loans' collateral. The average recorded investment in impaired loans was approximately $63.8 million, $43.6 million, and $26.5 million for the years ended December 31, 2001, 2000, and 1999, respectively, and the related amount of interest income recognized during the period that such loans were impaired was approximately $3.2 million, $2.4 million, and $1.5 million for the years ended December 31, 2001, 2000, and 1999, respectively.

         Loans on nonaccrual status amounted to approximately $51.2 million, $40.9 million, and $26.7 million at December 31, 2001, 2000, and 1999, respectively. If nonaccrual loans had been on a full accruing basis, interest income on these loans would have been increased by approximately $3.0 million, $2.2 million, and $2.6 million for the years ended December 31, 2001, 2000, and 1999, respectively.

         A substantial portion of the loans is secured by real estate in markets in which subsidiary banks are located throughout Georgia, Alabama, South Carolina, and Northwest Florida. Accordingly, the ultimate collectibility of a substantial portion of the loan portfolio, and the recovery of a substantial portion of the carrying amount of real estate owned, are susceptible to changes in market conditions in these areas.

         In the ordinary course of business, Synovus has direct and indirect loans outstanding to certain executive officers, directors, and principal holders of equity securities (including their associates). Management believes that such loans are made substantially on the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other customers. The following is a summary of such loans outstanding and the activity in these loans for the year ended December 31, 2001.

(In thousands)
Balance at December 31, 2000 ................          $   118,055
Adjustment for executive officer
  and director changes ......................               30,253
                                                       -----------
Adjusted balance at December 31, 2000 .......              148,308
New loans ...................................              283,146
Repayments ..................................             (262,157)
                                                       -----------
Balance at December 31, 2001 ................          $   169,297
                                                       ===========

NOTE 5   OTHER ASSETS

         Included in other assets are the following significant balances: company-owned life insurance programs, TSYS' computer software costs, contract acquisition costs, and investments in joint ventures.

         At December 31, 2001 and 2000, Synovus maintained certain company-owned life insurance programs with a carrying value of approximately $125.8 million and $118.2 million, respectively.

         The following table summarizes TSYS' computer software at December 31, 2001 and 2000:

(In thousands)                                      2001                  2000
                                                ------------            -------
Purchased computer software ............        $    199,021            177,629
TS(2) ..................................              33,049             33,049
Other capitalized software
  development costs ....................              50,617             32,468
                                                ------------            -------
                                                     282,687            243,146
Less accumulated amortization ..........            (111,797)           (97,692)
                                                ------------            -------
Computer software, net .................        $    170,890            145,454
                                                ============            =======

         Amortization expense related to purchased and capitalized software development costs at TSYS was $29.6 million, $25.7 million, and $21.6 million for the years ended December 31, 2001, 2000, and 1999, respectively.

         During 2001, TSYS ceased developing a software project. The project was reevaluated to determine its utilization in a new customer service platform. TSYS expensed $1.2 million of costs of this project in employment and other operating expenses that were originally capitalized.

         During 2000, TSYS ceased development of two software projects. The projects were reevaluated to determine their utilization in a new design plan. Based on its review, TSYS expensed $6.1 million of costs as employment and other operating expenses that were originally capitalized on those projects.

         Capitalized contract acquisition costs at TSYS, net of accumulated amortization, were $87.1 million and $75.1 million at December 31, 2001 and 2000, respectively. Amortization expense related to contract acquisition costs was $6.6 million, $7.2 million, and $11.8 million, for the years ended December 31, 2001, 2000, and 1999, respectively.

         Investment in joint ventures consists of TSYS' 49% investment in Total System Services de Mexico, S.A. de CV (TSYS de Mexico) and TSYS' 50% investment in Vital Processing Services, L.L.C. (Vital). Both investments are accounted for using the equity method. Other assets include $51.6 million and $45.6 million in recorded balances related to these investments at December 31, 2001 and 2000, respectively.

NOTE 6   INTEREST BEARING DEPOSITS

         A summary of interest bearing deposits at December 31, 2001 and 2000 is as follows:

(In thousands)                                           2001                  2000
                                                     -------------          ---------
Interest bearing demand deposits ............        $   1,916,259          1,749,971
Money market accounts .......................            2,641,879          2,148,051
Savings accounts ............................              420,311            404,806
Time deposits under $100,000 ................            2,497,625          2,577,912
Time deposits of $100,000 or more ...........            2,685,601          2,554,153
                                                     -------------          ---------
    Total interest bearing deposits .........        $  10,161,675          9,434,893
                                                     =============          =========

         Interest expense on time deposits of $100,000 or more for the years ended December 31, 2001, 2000, and 1999 was $144.9 million, $138.1 million, and $82.7 million, respectively.

         The following table presents scheduled maturities of time deposits at December 31, 2001:

Time Deposits with Maturities over 1 Year

(In thousands)                               DECEMBER 31, 2001
                                             -----------------
Maturing within one year ..........            $  4,153,904
    between 1 - 2 years ...........                 686,582
            2 - 3 years ...........                 154,314
            3 - 4 years ...........                 110,010
            4 - 5 years ...........                  53,767
            thereafter ............                  24,649
                                               ------------
                                               $  5,183,226
                                               ============

NOTE 7   LONG-TERM DEBT AND SHORT-TERM BORROWINGS

         Long-term debt at December 31, 2001 and 2000 consists of the following:

(In thousands)                                                                                               2001           2000
                                                                                                        ------------      --------
Parent Company:
7.25% senior notes, due December 15, 2005, with semi-annual interest payments
and principal to be paid at maturity ...............................................................    $    200,000       200,000
6.125% senior notes, due October 15, 2003, with semi-annual interest payments
and principal to be paid at maturity ...............................................................          75,000        75,000
8.75% debenture with minimum annual principal payments of $120 and $1,000 at maturity ..............              --         1,240
                                                                                                        ------------      --------
    Total long-term debt - Parent Company ..........................................................         275,000       276,240
                                                                                                        ------------      --------
Subsidiaries:
Federal Home Loan Bank advances with interest and principal payments due at various maturity dates through 2011 and interest rates ranging from 1.87% to
8.37% at December 31, 2001 (weighted average interest rate is 4.54% at
December 31, 2001) .................................................................................         777,675       564,285
Other notes payable and capital lease obligations payable with interest and principal payments due at various maturity dates through 2005 and interest rates ranging from 2.05% to 15.00%
at December 31, 2001 ...............................................................................             268           334
                                                                                                        ------------      --------
    Total long-term debt - subsidiaries ............................................................         777,943       564,619
                                                                                                        ------------      --------
    Total long-term debt ...........................................................................    $  1,052,943       840,859
                                                                                                        ============      ========

         The provisions of the loan and security agreements associated with some of the promissory notes place certain restrictions, within specified limits, on payments of cash dividends, issuance of additional debt, creation of liens upon property, disposition of common stock or assets, and investments in subsidiaries. As of December 31, 2001, Synovus and its subsidiaries were in compliance with the covenants of the loan and security agreements.

         The Federal Home Loan Bank advances are secured by certain mortgage loans receivable of approximately $1.15 billion, as well as investment securities of approximately $111.6 million at December 31, 2001.

         Synovus has an unsecured line of credit with an unaffiliated bank for $25 million with an interest rate of 45 basis points above the short-term index, as defined. The line of credit requires an annual commitment fee of .125% on the average daily available balance and draws can be made on demand (subject to compliance with certain restrictive covenants). There were no advances outstanding at December 31, 2001 and 2000.

         Required annual principal payments on long-term debt for the five years subsequent to December 31, 2001 are as follows:

(In thousands)    PARENT COMPANY    SUBSIDIARIES        TOTAL
                  --------------    ------------       -------
2002 .....        $       --           57,860           57,860
2003 .....            75,000          354,000          429,000
2004 .....                --          133,755          133,755
2005 .....           200,000           65,000          265,000
2006 .....                --           78,000           78,000

         The following table sets forth certain information regarding federal funds purchased and securities sold under repurchase agreements, the principal components of short-term borrowings.

(In thousands)                                       2001                2000
                                                ------------          ---------
Balance at December 31, ................        $  1,345,822          1,039,900
Weighted average interest
  rate at December 31, .................                1.67%              6.67
Maximum month end
  balance during the year ..............        $  1,551,534          1,446,393
Average amount outstanding
  during the year ......................        $  1,153,878          1,248,983
Weighted average interest
  rate during the year .................                3.70%              6.28

NOTE 8   OTHER COMPREHENSIVE INCOME (LOSS)

         The components of other comprehensive income (loss) for the years ended December 31, 2001, 2000, and 1999, are as follows:

                                                    2001                            2000                            1999
                                     ------------------------------    -----------------------------    ---------------------------
(In thousands)                        BEFORE-       TAX      NET OF    BEFORE-      TAX       NET OF    BEFORE-     TAX      NET OF
                                       TAX        EXPENSE      TAX        TAX     EXPENSE      TAX       TAX      EXPENSE     TAX
                                      AMOUNT    OR BENEFIT   AMOUNT     AMOUNT   OR BENEFIT   AMOUNT    AMOUNT   OR BENEFIT  AMOUNT
                                     --------   ----------   ------    -------   ----------   ------    -------  ----------  ------
Net unrealized gain
  on cash flow hedges ............   $  9,821     (3,740)     6,081         --         --         --         --        --        --
Net unrealized gains/losses on
  investment securities available
  for sale:
    Unrealized gains (losses)
     arising during the year .....     31,331    (11,931)    19,400     59,237    (22,558)    36,679    (63,698)   24,524   (39,174)
    Reclassification adjustment
     for (gains) losses realized
     in net income ...............     (1,722)       663     (1,059)      (781)       301       (480)    (1,202)      463      (739)
                                     --------    -------     ------     ------    -------     ------    -------    ------   -------
Net unrealized gains (losses) ....     29,609    (11,268)    18,341     58,456    (22,257)    36,199    (64,900)   24,987   (39,913)
Foreign currency translation
  adjustments ....................     (1,488)        --     (1,488)      (129)        --       (129)      (223)       --      (223)
                                     --------    -------     ------     ------    -------     ------    -------    ------   -------
Other comprehensive income (loss)    $ 37,942    (15,008)    22,934     58,327    (22,257)    36,070    (65,123)   24,987   (40,136)
                                     ========    =======     ======     ======    =======     ======    =======    ======   =======

Components of the before tax net unrealized gain on cash flow hedges for the year ended December 31, 2001 are as follows: On January 1, 2001, Synovus recorded a cumulative effect gain of $1.3 million to recognize hedges at fair value upon adoption of SFAS No. 133. Cash settlements were $2.2 million, all of which were released into earnings. Also during 2001, Synovus recorded cash settlements on terminated hedges of $3.3 million which were deferred and are being amortized into earnings over the shorter of the remaining contract life or the maturity of the designated asset as an adjustment to interest income. The corresponding amortization on these settlements was approximately $.5 million. Additionally, the change in unrealized gains on cash flow hedges was approximately $5.7 million.

NOTE 9   EARNINGS PER SHARE

         The following table displays a reconciliation of the information used in calculating basic and diluted earnings per share (EPS) for the years ended December 31, 2001, 2000, and 1999.

                                                 2001                          2000                          1999
                                     -----------------------------  ----------------------------  ----------------------------
(In thousands,                                 WEIGHTED     NET              WEIGHTED    NET               WEIGHTED     NET
except per share data)                 NET      AVERAGE    INCOME     NET     AVERAGE    INCOME     NET     AVERAGE    INCOME
                                     INCOME     SHARES   PER SHARE   INCOME   SHARES   PER SHARE   INCOME   SHARES   PER SHARE
                                     --------  --------  ---------  -------- --------  ---------  -------- --------  ---------
BASIC EPS ........................   $311,616   290,304   $  1.07   $262,557  283,552   $   .93   $225,307  280,016   $   .80
Effect of dilutive options .......                5,546                         3,330                         3,339
                                               --------                       -------                       -------
DILUTED EPS ......................   $311,616   295,850   $  1.05   $262,557  286,882   $   .92   $225,307  283,355   $   .80
                                     ========  ========   =======   ========  =======   =======   ========  =======   =======

         The following represents options to purchase shares of Synovus common stock that were outstanding during the periods noted below, but were not included in the computation of diluted earnings per share because the options' exercise prices were greater than the average market price of the common shares.

                                                               WEIGHTED AVERAGE
        QUARTER                                      NUMBER      EXERCISE PRICE
         ENDED                                     OF SHARES        PER SHARE
        -------                                   ----------   ----------------
December 31, 2001 ......................           4,675,645        $  27.87
September 30, 2001 .....................               2,500        $  32.57
March 31, 2001 .........................               3,444        $  28.12
September 30, 2000 .....................           5,891,850        $  21.83
June 30, 2000 ..........................           7,478,050        $  21.30
March 31, 2000 .........................          10,530,800        $  20.52
December 31, 1999 ......................           6,260,596        $  21.87
September 30, 1999 .....................           6,383,651        $  21.82
June 30, 1999 ..........................           3,666,048        $  22.60

NOTE 10  DERIVATIVE INSTRUMENTS, COMMITMENTS AND CONTINGENCIES

DERIVATIVE INSTRUMENTS

         As part of its overall interest rate risk management activities, Synovus utilizes derivative instruments to manage its exposure to various types of interest rate risks. These derivative instruments consist of commitments to sell fixed-rate mortgage loans, interest rate swaps, and purchased interest rate floors. The interest rate lock commitments made to prospective mortgage loan customers also represent derivative instruments since it is intended that such loans will be sold.

         At December 31, 2001, Synovus had commitments to fund fixed-rate mortgage loans to customers in the amount of $99.8 million. The fair value of these commitments was insignificant.

         At December 31, 2001, outstanding commitments to sell fixed- rate mortgage loans amounted to approximately $343.0 million. Such commitments are entered into to reduce the exposure to market risk arising from potential changes in interest rates, which could affect the fair value of mortgage loans held for sale and outstanding commitments to originate residential mortgage loans for resale. The commitments to sell mortgage loans are at fixed prices and are scheduled to settle at specified dates that generally do not exceed 90 days. The fair value of outstanding commitments to sell mortgage loans at December 31, 2001 was $2.2 million.

         Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amounts. Entering into interest rate contracts involves not only interest rate risk, but also the risk of counterparties' failure to fulfill their legal obligations. Notional principal amounts often are used to express the volume of these transactions, but the amounts potentially subject to credit risk are much smaller.

         The notional amount of interest rate swap and floor contracts was $265 million and $520 million as of December 31, 2001 and 2000, respectively, with a carrying amount of $9.3 million and $6.0 thousand at December 31, 2001 and 2000, respectively. The estimated net unrealized gain on these interest rate contracts was $3.6 million at December 31, 2000.

         These interest rate contracts are being utilized to hedge $165 million in prime rate floating loans and $100 million in fixed-rate deposits in Georgia and South Carolina.

         A summary of interest rate contracts and their terms at December 31, 2001 and 2000 is shown below. In accordance with the provisions of SFAS No. 133, the fair value (net unrealized gain) of these contracts has been recorded on the consolidated balance sheet beginning January 1, 2001. Prior to the adoption of SFAS No. 133 (2000 and prior years), the fair value of these instruments was considered off-balance sheet and not recorded on the financial statements.

LOAN COMMITMENTS

         Synovus is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby and commercial letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the consolidated financial statements.

         The exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby and commercial letters of credit is represented by the contract amount of those instruments. Synovus uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.

         Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, total commitment amounts do not necessarily represent future cash requirements.

         Loan commitments and letters of credit at December 31, 2001 include the following:

(In thousands)
Standby letters of credit ...................          $ 1,086,884
Undisbursed construction loans ..............              818,872
Unused credit card lines ....................              518,037
Other loan commitments ......................            1,270,939
                                                       -----------
    Total ...................................          $ 3,694,732
                                                       ===========

                                                       WEIGHTED  WEIGHTED     WEIGHTED   WEIGHTED                            NET
                                                       AVERAGE   AVERAGE      AVERAGE    AVERAGE                          UNREALIZED
(Dollars in thousands)                       NOTIONAL   RECEIVE  PAY RATE      FLOOR     MATURITY  UNREALIZED  UNREALIZED    GAINS
                                              AMOUNT     RATE     (*)          RATE     IN MONTHS    GAINS        LOSSES    (LOSSES)
                                            ---------  --------  --------     --------  ---------  ----------  ---------- ----------
DECEMBER 31, 2001
RECEIVE FIXED SWAPS:
FAIR VALUE HEDGES (LIBOR) ...............   $ 100,000    6.55%    2.08%         n/a         32     $  2,600       (514)   $  2,086
CASH FLOW HEDGES (Prime) ................     165,000    8.66%    4.75%         n/a         17        7,173         --       7,173
                                            ---------                                              --------       ----    --------
TOTAL ...................................   $ 265,000    7.87%    3.74%                     23        9,773       (514)      9,259
                                            =========                                              ========       ====    ========
DECEMBER 31, 2000
Receive fixed swaps - LIBOR .............   $ 180,000    6.92%    6.55%         n/a         20     $  2,521       (132)      2,389
Receive fixed swaps - Prime .............     320,000    8.76%    9.50%         n/a         26        1,645       (393)      1,252
                                            ---------                                              --------       ----    --------
    Total receive fixed swaps ...........     500,000    8.10%    8.44%                     24        4,166       (525)      3,641
                                            ---------                                              --------       ----    --------
Purchased interest rate floors ..........      20,000     n/a      n/a         8.00%         2           --         (6)         (6)
                                            ---------                                              --------       ----    --------
Total ...................................   $ 520,000                                       23     $  4,166       (531)      3,635
                                            =========                                              ========       ====    ========

(*) Variable pay rate based upon contract rates in effect at December 31, 2001 and 2000.

         Due to the short-term nature of the outstanding loan commitments, and the likelihood that when funded, these loans will be indexed to then current market rates, the off-balance sheet value closely approximates fair value.

LEASE COMMITMENTS

         Synovus and its subsidiaries have entered into long-term operating leases for various branch locations, corporate facilities, data processing equipment, and furniture. Management expects that as these leases expire they will be renewed or replaced by other leases. At December 31, 2001, minimum rental commitments under all such noncancelable leases for the next five years are as follows:

(In thousands)
         2002 ...........    $  106,699
         2003 ...........        80,577
         2004 ...........        49,989
         2005 ...........        30,993
         2006 ...........        20,779
         Thereafter .....        21,200

         In 1997, TSYS entered into an operating lease agreement for its corporate campus. Under the agreement, which is guaranteed by Synovus, the lessor paid for the construction and development costs and has leased the facilities to TSYS for a term of three years which began in November 1999. The lease provides for substantial residual value guarantees and includes purchase options at the original cost of the property. The amount of the residual value guarantees relative to the assets under this lease is approximately $81.4 million. The terms of this lease financing arrangement require, among other things, that TSYS maintain certain minimum financial ratios and provide certain information to the lessor.

         Rental expense on equipment and furniture, including cancelable leases, was $79.7 million, $82.3 million, and $55.3 million for the years ended December 31, 2001, 2000, and 1999, respectively. Rental expense on facilities was $16.1 million, $16.3 million, and $11.0 million for the years ended December 31, 2001, 2000, and 1999, respectively.

CONTRACTUAL COMMITMENTS

         In the normal course of its business, TSYS maintains processing contracts with its clients. These processing contracts contain commitments, including but not limited to, minimum standards and time frames against which its performance is measured. In the event that TSYS does not meet its contractual commitments with its clients, TSYS may incur penalties and/or certain clients may have the right to terminate their contracts with TSYS. TSYS does not believe that it will fail to meet its contractual commitments to an extent that will result in a material adverse effect on its financial condition or results of operations.

LEGAL PROCEEDINGS

         Synovus and its subsidiaries are subject to various legal proceedings and claims that arise in the ordinary course of its business. Any litigation is vigorously defended by Synovus and, in the opinion of management, based on consultation with external legal counsel, any outcome of such litigation would not materially affect its consolidated financial position or results of operations.

         Currently, multiple lawsuits seeking class action treatment are pending against one of the Alabama banking subsidiaries that involve: (1) payment of service fees or interest rebates to automobile dealers in connection with the assignment of automobile credit sales contracts to that subsidiary; (2) the forced placement of insurance to protect that subsidiary's interest in collateral for which consumer credit customers have failed to obtain or maintain insurance; and (3) the receipt of commissions by that subsidiary in connection with the sale of credit life insurance to its consumer credit customers and the charging of an interest surcharge and a processing fee in connection with consumer loans made by that subsidiary. These lawsuits seek unspecified damages, including punitive damages. Synovus intends to vigorously contest these lawsuits and all other litigation to which Synovus and its subsidiaries are parties. Based upon information presently available, and in light of legal, equitable, and factual defenses available to Synovus and its subsidiaries, contingent liabilities arising from the threatened and pending litigation are not considered material. It should be noted, however, that large punitive damage awards, bearing little relation to the actual damages sustained by plaintiffs, have been awarded in Alabama.

NOTE 11  REGULATORY REQUIREMENTS AND RESTRICTIONS

         The amount of dividends paid to the Parent Company from each of the subsidiary banks is limited by various banking regulatory agencies. The amount of cash dividends available from subsidiary banks for payment in 2002, in the aggregate, without prior approval from the banking regulatory agencies, is approximately $162.6 million. In prior years, certain Synovus banks have received permission and have paid cash dividends to the Parent Company in excess of these regulatory limitations.

         Synovus is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, Synovus must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

         Quantitative measures established by regulation to ensure capital adequacy require Synovus on a consolidated basis, and the Parent Company and subsidiary banks individually, to maintain minimum amounts and ratios of total and Tier I capital to risk-weighted assets as defined, and of Tier I capital to average assets, as defined. Management believes that as of December 31, 2001, Synovus meets all capital adequacy requirements to which it is subject.

         As of December 31, 2001, the most recent notification from the Federal Reserve Bank of Atlanta categorized all of the banking subsidiaries as well-capitalized under the regulatory framework for prompt corrective action. To be categorized as well-capitalized, Synovus and its subsidiaries must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table on the following page. Management is not aware of the existence of any conditions or events occurring subsequent to December 31, 2001 which would affect the well-capitalized classification.

         Actual capital amounts and ratios for Synovus are presented in the table on the following page on a consolidated basis and for each significant subsidiary, as defined.

                                                                                                    TO BE WELL CAPITALIZED
                                                                               FOR CAPITAL          UNDER PROMPT CORRECTIVE
(Dollars in thousands)                              ACTUAL                  ADEQUACY PURPOSES          ACTION PROVISIONS
                                          ------------------------       --------------------       -----------------------
                                              2001        2000             2001        2000            2001        2000
                                          ----------     ---------       ---------  ---------       ----------    -------
SYNOVUS FINANCIAL CORP.
Tier I capital                            $1,730,753     1,455,576         588,459    504,814              n/a        n/a
Total risk-based capital                   1,904,660     1,605,365       1,176,919  1,009,629              n/a        n/a
Tier I capital ratio                           11.76%        11.54            4.00       4.00              n/a        n/a
Total risk-based capital ratio                 12.95         12.73            8.00       8.00              n/a        n/a
Leverage ratio                                 10.86         10.24            4.00       4.00              n/a        n/a
COLUMBUS BANK AND TRUST COMPANY
Tier I capital                            $  712,788       602,918         140,210    125,556          210,315    188,334
Total risk-based capital                     745,189       628,484         280,421    251,112          350,526    313,890
Tier I capital ratio                           20.33%        19.21            4.00       4.00             6.00       6.00
Total risk-based capital ratio                 21.26         20.02            8.00       8.00            10.00      10.00
Leverage ratio                                 23.35         20.77            4.00       4.00             5.00       5.00
THE NATIONAL BANK OF SOUTH CAROLINA
Tier I capital                            $  199,247       151,308          77,252     66,279          115,878     99,418
Total risk-based capital                     223,394       172,036         154,504    132,558          193,130    165,697
Tier I capital ratio                           10.32%         9.13            4.00       4.00             6.00       6.00
Total risk-based capital ratio                 11.57         10.38            8.00       8.00            10.00      10.00
Leverage ratio                                  9.03          7.99            4.00       4.00             5.00       5.00

NOTE 12  EMPLOYMENT EXPENSES AND BENEFIT PLANS

         Synovus generally provides noncontributory, trusteed, money purchase, profit sharing and 401(k) plans, which cover all eligible employees. Annual discretionary contributions to these plans are set each year by the respective Boards of Directors of each subsidiary, but cannot exceed amounts allowable as a deduction for federal income tax purposes. Aggregate contributions to these money purchase, profit sharing, and 401(k) plans for the years ended December 31, 2001, 2000, and 1999 were $47.0 million, $40.1 million, and $46.5 million, respectively.

         Synovus has stock purchase plans for directors and employees whereby Synovus makes contributions equal to one-half of employee and director voluntary contributions. The funds are used to purchase outstanding shares of Synovus common stock. TSYS has established director and employee stock purchase plans, modeled after Synovus' plans, except that the funds are used to purchase outstanding shares of TSYS common stock. Synovus and TSYS contributed $8.2 million, $7.3 million, and $6.4 million, to these plans in 2001, 2000, and 1999, respectively.

         Synovus has entered into employment agreements with certain executive officers for past and future services which provide for current compensation in addition to salary in the form of deferred compensation payable at retirement or in the event of death, total disability, or termination of employment. The aggregate cost of these salary continuation plans and employment agreements is not material to the consolidated financial statements.

         Synovus provides certain medical benefits to qualified retirees through a postretirement medical benefits plan. The benefit expense and accrued benefit cost is not material to the consolidated financial statements.

NOTE 13   STOCK-BASED COMPENSATION

         Synovus has various stock option plans under which the Compensation Committee of the Board of Directors has the authority to grant options to Synovus employees. At December 31, 2001, Synovus had 493,587 shares of its authorized but unissued common stock reserved for future grants under the stock option plans. The general terms of the existing stock option plans include vesting periods ranging from two to three years and exercise periods ranging from five to ten years. Such stock options are granted at exercise prices which equal the fair market value of a share of common stock on the grant date.

         During 1999, Synovus granted options to purchase 150 shares of stock to each employee for a total of 1,546,650 stock options. The exercise price per share is equal to the fair market value at the grant date of $19.19. The options are exercisable after the price of the stock has doubled or after three years, whichever comes first.

         Synovus has granted performance-accelerated stock options to certain key executives. The exercise price per share is equal to the fair market value at the date of grant. The options are exercisable in equal installments when the per share market price of Synovus common stock exceeds $40, $45, and $50. However, all options may be exercised after seven years from the grant date.

         Summary information regarding these performance-accelerated stock options for the years ended December 31, 2001, 2000, and 1999 is presented below:

  YEAR OPTIONS         NUMBER OF         EXERCISE PRICE
    GRANTED         STOCK OPTIONS           PER SHARE
  ------------      -------------        ---------------
      1999               500,000             $19.06
      2000             4,100,000         $17.69 - $18.06
      2001             2,600,000             $28.99

         Synovus applies APB Opinion No. 25 in accounting for its stock option plans. Accordingly, compensation expense for the option grants has not been recognized in the accompanying financial statements.

         A summary of the status of Synovus' stock option plans as of December 31, 2001, 2000, and 1999 and changes during the years then ended is presented below:

                                                            2001                      2000                       1999
                                                -------------------------   -------------------------   -------------------------
                                                                WEIGHTED                    WEIGHTED                     WEIGHTED
                                                                AVERAGE                     AVERAGE                      AVERAGE
                                                                EXERCISE                    EXERCISE                     EXERCISE
                                                  SHARES          PRICE       SHARES          PRICE       SHARES           PRICE
                                                ----------      ---------   ----------      ---------   ----------      ---------
Options outstanding at beginning of period ..   23,219,413      $   16.87   19,440,950      $   16.28   16,364,209      $   12.84
Options granted .............................    5,171,295          26.59    5,635,430          17.36    4,589,819          21.13
Options exercised ...........................   (2,406,374)          9.99   (1,104,392)          6.77   (1,347,711)          5.02
Options cancelled ...........................     (405,516)         19.72     (752,575)         20.28     (165,367)         17.27
                                                ----------      ---------   ----------      ---------   ----------      ---------
    Options outstanding at end of period ....   25,578,818      $   19.44   23,219,413      $   16.87   19,440,950      $   16.28
                                                ==========      =========   ==========      =========   ==========      =========
    Options exercisable at end of period ....   11,707,401      $   14.57   10,649,279      $   11.30    8,456,609      $    8.72
                                                ==========      =========   ==========      =========   ==========      =========

The following is a summary of stock options outstanding at December 31, 2001:

                                            OPTIONS OUTSTANDING                         OPTIONS EXERCISABLE
                              -------------------------------------------------    -----------------------------
                               NUMBER OF    WEIGHTED AVERAGE   WEIGHTED AVERAGE    NUMBER OF    WEIGHTED AVERAGE
RANGE OF EXERCISE PRICES        OPTIONS      REMAINING YEARS   EXERCISE PRICE       OPTIONS      EXERCISE PRICE
------------------------      ----------    ----------------   ----------------    ---------    ----------------
$ 1.31 - $ 1.75 ....              51,311        6.1 years        $   1.67             51,311        $   1.67
$ 2.63 - $ 3.14 ....             208,107        1.2 years        $   2.64            208,107        $   2.64
$ 4.51 - $ 6.74 ....           2,179,582        1.2 years        $   5.98          2,179,582        $   5.98
$ 8.74 - $13.28 ....           2,245,423        3.7 years        $   9.45          2,179,355        $   9.43
$14.17 - $21.31 ....          13,202,192        6.3 years        $  17.94          5,371,422        $  18.13
$22.00 - $32.57 ....           7,692,203        7.8 years        $  25.84          1,717,624        $  22.54

         The per share weighted average fair value of stock options granted during 2001, 2000, and 1999 was $8.56, $6.42, and $5.41, respectively. The fair value for these options was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for 2001, 2000, and 1999, respectively: risk-free interest rates of 4.6%, 6.4%, and 5.3%; expected volatility of 31%, 36%, and 36%; expected life of
5.7 years, 6.3 years, and 4.3 years; and dividend yield of 1.8%, 2.3%, and 1.7%.

         Had Synovus determined compensation expense based on the fair value at the grant date for its stock options granted during the years 1995 through 2001 under SFAS No. 123, net income would have been reduced to the pro forma amounts indicated below:

(In thousands, except                                YEARS ENDED DECEMBER 31,
per share data)                            -------------------------------------------
                                              2001             2000             1999
                                           ---------          -------          -------
Net income
    As reported .........................  $ 311,616          262,557          225,307
    Pro forma ...........................    295,032          251,012          213,662
Earnings per share-diluted:
    As reported .........................       1.05             0.92             0.80
    Pro forma ...........................       1.00             0.87             0.75

         In addition to the stock options described above, non- transferable, restricted shares of Synovus common stock have been awarded to various key executives under key executive restricted stock bonus plans. The market value of the common stock at the date of issuance is included as a reduction of shareholders' equity in the consolidated balance sheet and is amortized as compensation expense using the straight-line method over the vesting period of the awards. Aggregate compensation expense with respect to the foregoing Synovus restricted stock awards was approximately $.3 million, $1.0 million, and $1.3 million for the years ended December 31, 2001, 2000, and 1999, respectively. Summary information regarding outstanding restricted stock bonus plans at December 31, 2001 is presented in the table below.

      YEAR AWARDS         MARKET VALUE        VESTING
        GRANTED           AT AWARD DATE       PERIOD
      -----------         -------------      --------
         1997 .....        $  246,000        5 years
         2000 .....            97,646        5 years

NOTE 14 FAIR VALUE OF FINANCIAL INSTRUMENTS

         The table on the following page presents the carrying and estimated fair values of on-balance sheet financial instruments at December 31, 2001 and 2000. The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.

         The carrying and estimated fair values relating to derivative instruments and off-balance sheet financial instruments are summarized in Note 10.

         Cash and due from banks, interest earning deposits with banks, and federal funds sold are repriced on a short-term basis; as such, the carrying value closely approximates fair value.

         The fair value of mortgage loans held for sale with fixed rates of interest is based on quoted prices from secondary market investors and forward commitments to sell.

         The fair value of loans is estimated for portfolios of loans with similar financial characteristics. Loans are segregated by type, such as commercial, mortgage, home equity, credit card, and other consumer loans. Fixed rate commercial loans are further segmented into certain collateral code groupings. Commercial and other consumer loans with adjustable interest rates are assumed to be at

                                                                              2001                               2000
                                                               ------------------------------        ----------------------------
(In thousands)                                                    CARRYING         ESTIMATED           CARRYING        ESTIMATED
                                                                   VALUE           FAIR VALUE           VALUE          FAIR VALUE
                                                               ------------        ----------        ----------        ----------
Financial assets:
    Cash and due from banks ...........................        $    648,179           648,179           558,054           558,054
    Interest earning deposits with banks ..............               3,884             3,884             3,806             3,806
    Federal funds sold and securities purchased
     under resale agreements ..........................              23,673            23,673           375,765           375,765
    Mortgage loans held for sale ......................             397,940           397,940           108,234           108,234
    Investment securities available for sale ..........           2,088,287         2,088,287         1,807,039         1,807,039
    Investment securities held to maturity ............                  --                --           270,889           275,233
    Loans, net ........................................          12,247,148        12,404,806        10,604,020        10,592,117
Financial liabilities:
    Non-interest bearing deposits .....................           1,984,523         1,984,523         1,726,817         1,726,817
    Interest bearing deposits .........................          10,161,675        10,224,724         9,434,893         9,432,433
    Federal funds purchased and securities sold
     under repurchase agreements ......................           1,345,822         1,345,822         1,039,900         1,039,900
    Long-term debt ....................................           1,052,943         1,084,543           840,859           826,331

fair value. Mortgage loans are further segmented into fixed and adjustable rate interest terms. Home equity and credit card loans have adjustable interest rates and are, therefore, assumed to be at fair value. The fair value of loans with fixed rates of interest, except mortgage loans, is calculated by discounting contractual cash flows using estimated market discount rates which reflect the credit and interest rate risk inherent in the loan. For mortgage loans, fair value is estimated by discounting contractual cash flows adjusted for certain prepayment assumptions, estimated using discount rates based on secondary market sources adjusted to reflect differences in servicing and credit costs.

         In accordance with SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", the fair value of deposits with no stated maturity, such as non-interest bearing demand accounts, interest bearing demand deposits, money market accounts, and savings accounts, is equal to the amount payable on demand as of that respective date. The fair value of time deposits is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities.

         Short-term debt that matures within ten days is assumed to be at fair value. The fair value of short-term and long-term debt with fixed interest rates is calculated by discounting contractual cash flows using estimated market discount rates.

NOTE 15   INCOME TAXES

         For the years ended December 31, 2001, 2000, and 1999, income tax expense (benefit) consists of:

(In thousands)                               2001              2000              1999
                                           ---------          -------          -------
Current:
  Federal .........................        $ 159,427          144,514          117,038
  State ...........................            7,608            9,123            6,826
                                           ---------          -------          -------
                                             167,035          153,637          123,864
                                           ---------          -------          -------
Deferred:
  Federal .........................            9,551           (3,755)             122
  State ...........................            1,791             (704)              22
                                           ---------          -------          -------
                                              11,342           (4,459)             144
                                           ---------          -------          -------
    Total income tax expense ......        $ 178,377          149,178          124,008
                                           =========          =======          =======

         Income tax expense as shown in the consolidated statements of income differed from the amounts computed by applying the U.S. Federal income tax rate of 35% to pretax income as a result of the following:

(Dollars in thousands)                       2001               2000             1999
                                           ---------          -------          -------
Taxes at statutory
  federal income tax rate .........        $ 171,498          144,107          122,260
Tax-exempt income .................           (3,986)          (3,638)          (3,200)
State income taxes, net of
  federal income tax benefit ......            6,110            5,472            4,450
Minority interest .................            6,951            5,773            4,616
Other, net ........................           (2,196)          (2,536)          (4,118)
                                           ---------          -------          -------
  Total income tax expense ........        $ 178,377          149,178          124,008
                                           =========          =======          =======
  Effective income tax rate .......            36.40%           36.23            35.50
                                           =========          =======          =======

         At December 31, 2001 and 2000, Synovus had state income tax credit carryforwards of $3.2 million and $3.8 million, respectively. The credits will begin to expire in the year 2008. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets become deductible, management believes that it is more likely than not that Synovus will realize the benefits of these deductible differences, net of existing valuation allowances, at December 31, 2001. The valuation allowance for deferred tax assets was $1.4 million at December 31, 2001 and 2000.

         For the year ended December 31, 2001, deferred tax assets increased by $4.3 million as a result of the acquisitions of Carolina Southern Bank, Creative Financial, Robert Andrew Securities, and FABP. As noted in Note 2, Synovus has accounted for these acquisitions as non-restated poolings; accordingly, the prior year deferred tax balances have not been restated.

         The tax effects of temporary differences that gave rise to significant portions of the deferred income tax assets and liabilities at December 31, 2001 and 2000, are presented in the following table.

(In thousands)                                                                        2001                2000
                                                                                   ----------           -------
Deferred income tax assets:
Provision for losses on loans .............................................        $   68,890            60,998
State tax credits .........................................................             3,170             3,828
Other assets ..............................................................            11,138            13,491
                                                                                   ----------           -------
   Total gross deferred income tax assets .................................            83,198            78,317
Less valuation allowance ..................................................            (1,400)           (1,400)
                                                                                   ----------           -------
   Total net deferred income tax assets ...................................            81,798            76,917
                                                                                   ----------           -------
Deferred income tax liabilities:
Computer software development costs .......................................           (24,726)          (17,662)
Differences in depreciation ...............................................           (32,051)          (28,542)
Net unrealized gain on investment securities available for sale ...........           (16,095)           (4,242)
Net unrealized gain on cash flow hedges ...................................            (3,740)               --
Ownership interest in partnership .........................................            (4,877)           (3,616)
Other liabilities .........................................................            (7,461)           (7,327)
                                                                                   ----------           -------
   Total gross deferred income tax liabilities ............................           (88,950)          (61,389)
                                                                                   ----------           -------
Net deferred income tax (liability) asset .................................        $   (7,152)           15,528
                                                                                   ==========           =======

NOTE 16   OPERATING SEGMENTS

         Synovus has two reportable segments: Financial Services and Transaction Processing Services. The Financial Services segment is predominantly involved in commercial banking activities and also provides retail banking, trust, mortgage, insurance, and brokerage services. The Transaction Processing Services segment consists primarily of operations at TSYS, which primarily provides card processing services to its clients, including debit, commercial, retail, stored value and consumer cards. The Transaction Processing Services segment also includes related services to banks and other card issuing institutions as well as TDM's debt, collection and bankruptcy management operations, and the software solutions for commercial card management programs offered by ProCard. The accounting policies of these segments are the same as those described in the summary of significant accounting policies. All inter-segment services provided are charged at the same rates as those charged to unaffiliated customers. Such services are included in the revenues and net income of the respective segments and are eliminated to arrive at consolidated totals.

         Segment information for the years ended December 31, 2001, 2000, and 1999 is presented below:

                                                         FINANCIAL    TRANSACTION PROCESSING
(In thousands)                              YEAR          SERVICES         SERVICES (A)           ELIMINATIONS       CONSOLIDATED
                                            ----        -----------   ----------------------      ------------       ------------
Total revenue (b) .................         2001        $   874,307          705,233               (12,052) (c)        1,567,488
                                            2000            761,736          647,122               (13,013) (c)        1,395,845
                                            1999            693,726          568,613                (9,280) (c)        1,253,059
Net interest income ...............         2001            627,315            2,476                    --               629,791
                                            2000            557,531            4,801                    --               562,332
                                            1999            511,464            1,830                    --               513,294
Income before taxes ...............         2001            348,890          160,962               (19,859) (d)          489,993
                                            2000            292,402          135,828               (16,495) (d)          411,735
                                            1999            253,571          108,932               (13,188) (d)          349,315
Income tax expense ................         2001            123,498           54,879                    --               178,377
                                            2000            101,964           47,214                    --               149,178
                                            1999             88,251           35,757                    --               124,008
Net income ........................         2001            225,392          106,083               (19,859) (d)          311,616
                                            2000            190,438           88,614               (16,495) (d)          262,557
                                            1999            165,320           73,175               (13,188) (d)          225,307
Total assets ......................         2001         16,047,941          664,982               (54,976) (e)       16,657,947
                                            2000         14,379,117          607,635               (78,660) (e)       14,908,092
                                            1999         12,142,344          464,969               (60,312) (e)       12,547,001

(a) Includes equity in income of joint ventures which is included in other operating income.
(b)   Consists of net interest income and non-interest income.
(c) Principally, data processing service revenues provided to the Financial Services segment.
(d)   Minority interest in TSYS and GP Network Corporation.
(e)   Primarily TSYS' cash deposits with the Financial Services segment.

NOTE 17 CONDENSED FINANCIAL INFORMATION OF SYNOVUS FINANCIAL CORP. (PARENT COMPANY ONLY)


                                                                                                  DECEMBER 31,
CONDENSED BALANCE SHEETS                                                                ----------------------------------
(In thousands)                                                                            2001(*)                  2000
                                                                                        ----------               ---------

ASSETS
    Cash...........................................................................     $      556                      50
    Investment in consolidated bank subsidiaries, at equity (including TSYS).......      1,761,158               1,476,618
    Investment in consolidated nonbank subsidiaries, at equity.....................         23,246                  45,995
    Notes receivable from subsidiaries.............................................        139,338                 156,187
    Other assets...................................................................         98,935                  52,105
                                                                                        ----------               ---------
            Total assets...........................................................     $2,023,233               1,730,955
                                                                                        ==========               =========

LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities:
        Long-term debt.............................................................     $  275,000                 276,240
        Other liabilities..........................................................         53,287                  37,544
                                                                                        ----------               ---------
            Total liabilities......................................................        328,287                 313,784
                                                                                        ----------               ---------
    Shareholders' equity:
        Common stock...............................................................        294,849                 284,818
        Surplus....................................................................        171,257                 107,652
        Treasury stock.............................................................         (1,285)                 (1,285)
        Unamortized restricted stock...............................................            (82)                   (381)
        Accumulated other comprehensive income.....................................         29,338                   5,936
        Retained earnings..........................................................      1,200,869               1,020,431
                                                                                        ----------               ---------
            Total shareholders' equity.............................................      1,694,946               1,417,171
                                                                                        ----------               ---------
            Total liabilities and shareholders' equity.............................     $2,023,233               1,730,955
                                                                                        ==========               =========


(*) Effective January 1, 2001, Synovus Service Corp. (team services support) and Synovus Technologies, Inc. (information technology) were merged into Synovus Financial Corp. Parent Company.


                                                                                     YEARS ENDED DECEMBER 31,
CONDENSED STATEMENTS OF INCOME                                            -----------------------------------------------
(In thousands)                                                             2001(*)              2000               1999
                                                                          --------             -------            -------

Income:
    Dividends received from bank subsidiaries (including TSYS)........    $169,157             141,849            153,689
    Management fees...................................................       1,053               1,678              2,125
    Interest income...................................................      10,288               1,281              3,301
    Other income......................................................      70,328               3,630             10,066
                                                                          --------             -------            -------
        Total income..................................................     250,826             148,438            169,181
                                                                          --------             -------            -------

Expenses:
    Interest expense..................................................      19,293               8,802              4,878
    Other expenses....................................................     113,477              25,350             25,217
                                                                          --------             -------            -------
        Total expenses................................................     132,770              34,152             30,095
                                                                          --------             -------            -------

        Income before income taxes and equity in
            undistributed income of subsidiaries......................     118,056             114,286            139,086
Allocated income tax benefit..........................................     (19,633)            (11,036)            (6,404)
                                                                          --------             -------            -------

    Income before equity in undistributed income of subsidiaries......     137,689             125,322            145,490
Equity in undistributed income of subsidiaries........................     173,927             137,235             79,817
                                                                          --------             -------            -------
    Net income........................................................    $311,616             262,557            225,307
                                                                          ========             =======            =======


(*) Effective January 1, 2001, Synovus Service Corp. (team services support) and Synovus Technologies, Inc. (information technology) were merged into Synovus Financial Corp. Parent Company.

                                                                           YEARS ENDED DECEMBER 31,
CONDENSED STATEMENTS OF CASH FLOWS                              -----------------------------------------------
(In thousands)                                                   2001(*)              2000               1999
                                                                ---------            -------            -------

OPERATING ACTIVITIES
    Net income.............................................     $ 311,616            262,557            225,307
    Adjustments to reconcile net income to net cash
      provided by operating activities:
        Equity in undistributed income of subsidiaries.....      (173,927)          (137,235)           (79,817)
        Net income of equity method investments............       (13,444)           (14,084)               (60)
        Depreciation, amortization, and accretion, net.....        15,082                736              1,705
        Net increase (decrease) in other liabilities.......         9,552              3,557              2,270
        Net (increase) decrease in other assets............       (25,978)             5,541             (4,233)
        Other, net.........................................        12,937             (2,765)              (114)
                                                                ---------            -------            -------
            Net cash provided by operating activities......       135,838            118,307            145,058
                                                                ---------            -------            -------

INVESTING ACTIVITIES
    Net investment in subsidiaries.........................       (39,882)           (70,858)           (55,836)
    Net decrease (increase) in short-term notes
      receivable from subsidiaries.........................        21,381           (143,204)            (2,280)
                                                                ---------            -------            -------
            Net cash used in investing activities..........       (18,501)          (214,062)           (58,116)
                                                                ---------            -------            -------

FINANCING ACTIVITIES
    Dividends paid to shareholders.........................      (142,083)          (119,012)           (93,923)
    Principal repayments on long-term debt.................        (1,240)              (240)              (240)
    Proceeds from issuance of long-term debt...............            --            200,000                 --
    Proceeds from issuance of common stock.................        26,546             10,007              6,702
                                                                ---------            -------            -------
            Net cash (used in) provided by
              financing activities.........................      (116,777)            90,755            (87,461)
                                                                ---------            -------            -------

Increase (decrease) in cash................................           506             (5,000)              (519)
Cash at beginning of period................................            50              5,050              5,569
                                                                ---------            -------            -------
Cash at end of period......................................     $     556                 50              5,050
                                                                =========            =======              =====


(*) Effective January 1, 2001, Synovus Service Corp. (team services support) and Synovus Technologies, Inc. (information technology) were merged into Synovus Financial Corp. Parent Company.

         For the years ended December 31, 2001, 2000, and 1999, the Parent Company paid income taxes of $166 million, $136 million, and $103 million, respectively, and interest in the amount of $19 million, $9 million, and $5 million, respectively, each year.

NOTE 18   SUPPLEMENTAL FINANCIAL DATA

         Components of other operating income and expenses in excess of 1% of total revenues for any of the respective years are as follows:


                                                                                    YEARS ENDED DECEMBER 31,
(In thousands)                                                              -------------------------------------------
                                                                             2001               2000              1999
                                                                            -------            ------            ------

Income:
   Third-party services on credit cards and other consumer loans......      $41,732            36,280            37,698
Expenses:
   Stationery, printing, and supplies.................................       35,388            33,062            33,700
   Third-party processing services....................................       26,691            21,557            20,018

                            SYNOVUS FINANCIAL CORP.
                       REPORT OF FINANCIAL RESPONSIBILITY

         The management of Synovus Financial Corp. (Synovus) is responsible for the integrity and objectivity of the consolidated financial statements and other financial information presented in this report. These statements have been prepared in accordance with generally accepted accounting principles and necessarily include amounts based on judgments and estimates by management.

         Synovus maintains internal accounting control policies and related procedures designed to provide reasonable assurance that assets are safeguarded, that transactions are executed in accordance with management's authorization and properly recorded, and that accounting records may be relied upon for the preparation of reliable published annual and interim financial statements and other financial information. The design, monitoring and revision of internal accounting control systems involve, among other things, management's judgment with respect to the relative cost and expected benefits of specific control measures. The Company also maintains an internal auditing function which evaluates and reports on the adequacy and effectiveness of internal accounting controls and policies and procedures.

         KPMG, LLP independent auditors are engaged to audit the Company's consolidated financial statements.

         The Audit Committee of the Board of Directors, composed solely of outside directors, meets periodically with Synovus management, internal auditors and independent auditors to review matters relating to the quality of financial reporting and internal accounting controls. Both the internal auditors and the independent auditors have unrestricted access to the Committee.

/s/ James H. Blanchard
--------------------------------------------------
James H. Blanchard
Chairman of the Board and Chief Executive Officer

/s/ Thomas J. Prescott
--------------------------------------------------
Thomas J. Prescott
Executive Vice President and Chief Financial Officer

January 16, 2002

[KPMG LOGO]                                          303 Peachtree Street, N.E.
                                                                     Suite 2000
                                                              Atlanta, GA 30308


                             INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Synovus Financial Corp.:

         We have audited the accompanying consolidated balance sheets of Synovus Financial Corp. and subsidiaries (Synovus) as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of Synovus' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Synovus Financial Corp. and subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

         As discussed in Note 1 to the consolidated financial statements, Synovus changed its method of accounting for derivative instruments and hedging activities in 2001.


/s/ KPMG LLP
---------------------------


January 16, 2002

SELECTED FINANCIAL DATA


                                                                                  YEARS ENDED DECEMBER 31,
(Amounts in thousands, except per share data)           --------------------------------------------------------------------------
                                                           2001               2000            1999          1998            1997
                                                        -----------        ---------       ---------      ---------        -------

INCOME STATEMENT:
    Total revenues(a)                                   $ 1,565,766        1,395,064       1,251,857      1,035,979        927,398
    Net interest income                                     629,791          562,332         513,294        455,065        425,920
    Provision for losses on loans                            51,673           44,341          34,007         26,882         32,485
    Non-interest income                                     937,697          833,513         739,765        582,213        501,412
    Non-interest expense                                  1,005,963          923,274         856,549        695,812        618,691
    Net income                                              311,616          262,557         225,307        196,465        170,829

PER SHARE DATA:
    Net income - basic                                         1.07             0.93            0.80           0.72           0.63
    Net income - diluted                                       1.05             0.92            0.80           0.71           0.63
    Cash dividends declared                                    0.51             0.44            0.36           0.29           0.24
    Book value                                                 5.75             4.98            4.35           3.99           3.50

BALANCE SHEET:
    Investment securities                                 2,088,287        2,077,928       1,993,957      1,877,473      1,702,681
    Loans, net of unearned income                        12,417,917       10,751,887       9,068,239      7,603,605      6,752,154
    Deposits                                             12,146,198       11,161,710       9,440,087      8,797,412      7,928,211
    Long-term debt                                        1,052,943          840,859         318,620        131,802        131,492
    Shareholders' equity                                  1,694,946        1,417,171       1,226,669      1,111,917        937,222
    Average total shareholders' equity                    1,548,030        1,303,634       1,165,426      1,013,334        865,232
    Average total assets                                 15,375,004       13,466,385      11,438,696      9,827,925      9,067,237

PERFORMANCE RATIOS AND OTHER DATA:
    Return on average assets                                   2.03%            1.95            1.97           2.00           1.88
    Return on average equity                                  20.13            20.14           19.33          19.39          19.74
    Net interest margin                                        4.65             4.70            5.07           5.23           5.28
    Efficiency ratio(b)                                       53.80            55.35           58.15          58.01          56.45
    Dividend payout ratio(c)                                  47.67            47.56           43.70          39.55          36.85
    Average shareholders' equity to average assets            10.07             9.68           10.19          10.31           9.54
    Average shares outstanding, basic                       290,304          283,552         280,016        272,416        269,285
    Average shares outstanding, diluted                     295,850          286,882         283,355        277,223        273,152

(a) Consists of net interest income and non-interest income, excluding securities gains (losses).
(b)      For the Financial Services segment.
(c) Determined by dividing dividends declared (excluding pooled subsidiaries) by consolidated net income.

FINANCIAL REVIEW


INTRODUCTION

         To better understand financial trends and performance, Synovus analyzes certain financial data in two separate components: Financial Services and Transaction Processing Services.

         Financial Services represents 55.8% of consolidated revenues and 72.3% of net income for 2001; 54.5% of consolidated revenues and 72.5% of net income for 2000; and 55.3% of consolidated revenues and 73.4% of net income for 1999.

         Transaction Processing Services are provided by majority-owned Total System Services, Inc. (TSYS), wholly-owned TSYS Total Debt Management, Inc.
(TDM) and wholly-owned ProCard, Inc. (ProCard). TSYS provides bankcard data processing and related services to banks and other institutions, generally under long-term processing contracts. TDM is a debt collection and bankruptcy management business. ProCard is a provider of software and Internet tools to assist organizations with the management of purchasing, travel and fleet card programs. TSYS represented 92.2% and 97.1% of 2001's total transaction processing revenues and net income, respectively.

         The following discussion reviews the results of operations and assesses the financial condition of Synovus. This discussion should be read in conjunction with the preceding consolidated financial statements and accompanying notes as well as the selected financial data.

CRITICAL ACCOUNTING POLICIES

         The accounting and financial reporting policies of Synovus conform to accounting principles generally accepted in the United States of America and to general practices within the banking and bankcard data processing industries. Following is a description of the accounting policies applied by Synovus which are deemed "critical". Critical accounting policies are defined as policies which are very important to the portrayal of Synovus' financial condition and results of operations, and that require management's most difficult, subjective, or complex judgments. Synovus' financial results could differ significantly if different judgments or estimates are applied in the application of these policies.

         Allowance for Loan Losses:

         The allowance for loan losses is established through provisions for loan losses charged to operations. Loans are charged against the allowance for loan losses when management believes that the collection of principal is unlikely. Subsequent recoveries are added to the allowance. Management's evaluation of the adequacy of the allowance for loan losses is based on a formal analysis which assesses the risk within the loan portfolio. This analysis includes consideration of historical performance, current economic conditions, level of nonperforming loans, loan concentrations, and review of certain individual loans.

         Management believes that the allowance for loan losses is adequate. While management uses available information to recognize losses on loans, future additions to the allowance for loan losses may be necessary based on changes in economic conditions. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the subsidiary banks' allowances for loan losses. Such agencies may require the subsidiary banks to recognize additions to the allowance for loan losses based on their judgments about information available to them at the time of their examination.

         Management, considering current information and events regarding a borrowers' ability to repay its obligations, considers a loan to be impaired when the ultimate collectibility of all amounts due, according to the contractual terms of the loan agreement, is in doubt. When a loan is considered to be impaired, the amount of impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate. If the loan is collateral-dependent, the fair value of the collateral is used to determine the amount of impairment. Impairment losses are included in the allowance for loan losses through a charge to the provision for losses on loans. Subsequent recoveries are added to the allowance for loan losses. Cash receipts for accruing loans are applied to principal and interest under the contractual terms of the loan agreement. Cash receipts on impaired loans for which the accrual of interest has been discontinued are applied first to principal and then to interest income.

         The accounting for impaired loans described above applies to all loans, except for large pools of smaller-balance, homogeneous loans that are collectively evaluated for impairment, loans that are measured at fair value or at the lower of cost or fair value, and debt securities. The allowance for loan losses for large pools of smaller-balance, homogeneous loans is established through consideration of such factors as changes in the nature and volume of the portfolio, overall portfolio quality, adequacy of the underlying collateral, loan concentrations, historical charge-off trends, and economic conditions that may affect the borrowers' ability to pay.

         Certain economic and interest rate factors could have a material impact on the determination of the allowance for loan losses. The depth, duration, and dispersion of any economic recession all have an impact on the credit risk profile of the loan portfolio. Additionally, a rapidly rising interest rate environment which may cause rates to reach double digits could as well have a material impact on certain borrowers' ability to pay.

         Our current assumptions are that an economic recovery will occur during the second half of 2002 and that the depth of the recession will have already peaked prior to the last half of 2002. Additionally, we are assuming that the dispersion of the recession will have primarily had its greatest impact on the industrial production, travel, and entertainment industries. With respect to the interest rate environment, Synovus currently anticipates that interest rates will be increasing slightly by the end of 2002.

         In the event of a dramatic downturn in this recession, in which there is a wide dispersion in all sectors of our economy, and/or a significant rapid rise in interest rates to double-digit levels creating higher borrowing costs and tightening corporate profits, Synovus' credit costs could increase significantly.

         Another factor that we have considered in the determination of the allowance for loan losses is loan concentrations to individual borrowers or industries. At December 31, 2001, Synovus had 23 individual credit relationships that exceeded $25.0 million with none exceeding $150 million.

         A significant portion of the loan portfolio is in the commercial real estate sector. However, as further discussed in the section entitled "Loans" in this Financial Review, these loans are diversified by geography, industry, and loan type.

         Synovus is closely monitoring certain portions of its loan portfolio that we believe have a higher credit risk profile under the current environment based solely upon their industry classification. These credits (grouped by industry) and the approximate aggregate amounts outstanding at December 31, 2001 are as follows: hotels and motels $485.0 million, restaurants $209.0 million, automobile dealers $160.0 million, golf courses $72.0 million, travel industry/air transportation $28.0 million, and insurance carriers $20 million. Based on current information, we have not identified any problem credits included in these categories which are not already classified as nonperforming or impaired loans. However, if the economic recovery takes longer than expected, the allowance for loan losses could be impacted by adverse developments in these credits.

         Refer to the section entitled "Provision and Allowance for Loan Losses" beginning on page F-36 for an additional discussion of the key assumptions and methods used in determining the allowance for loan losses, as well as the inherent risks in estimating the allowance.

         Contract Acquisition Costs:

         TSYS capitalizes contract acquisition costs related to signing or renewing long-term contracts. These costs, primarily consisting of cash payments for rights to provide processing services and internal conversion and software development costs, are amortized using the straight-line method over the contract term beginning when the client's cardholder accounts are converted to the system. All costs incurred prior to contract execution are expensed as incurred.

         The amortization of these costs in other operating expenses is recognized in other expenses. TSYS evaluates the carrying value of contract acquisition costs for impairment on the basis of whether these costs are fully recoverable from expected undiscounted net operating cash flows of the related contract. The determination of expected undiscounted net operating cash flows requires management to make estimates.

         These costs may become impaired with the loss of a contract, the financial decline of a client, termination of conversion efforts after a contract is signed, diminished prospects for current clients, or if TSYS' estimates of future cash flows differ from actual results. Capitalized contract acquisition costs are classified as a component of other assets.

         Software Development Costs:

         TSYS develops software that is used in providing transaction processing services to clients. Software development costs are capitalized once technological feasibility of the software has been established. Costs incurred prior to establishing technological feasibility are expensed as incurred. Technological feasibility is established when TSYS has completed all planning, designing, coding, and testing activities that are necessary to determine that a product can be produced to meet its design specifications, including functions, features, and technical performance requirements. Capitalization of costs ceases when the product is available to clients for general use. TSYS evaluates the unamortized capitalized costs of software development as compared to the net realizable value of the development which is determined by projected future cash flows. The amount by which the unamortized software development costs exceed the net realizable value are written off. Software development costs are amortized using the greater of (1) the straight-line method over the estimated useful life (which ranges from 3 - 10 years), or (2) the ratio of current revenues to current anticipated revenues.

         Software development costs may become impaired in situations where development efforts are abandoned due to the viability of the planned project becoming doubtful or due to technological obsolescence of the planned project.

ACQUISITIONS

         Table 1 summarizes the acquisitions completed during the past three years.


TABLE 1 ACQUISITIONS
(Dollars in thousands)
                                                                      TOTAL        SHARES               ACCOUNTING
COMPANY AND LOCATION                              DATE               ASSETS        ISSUED               TREATMENT
--------------------------------------      ----------------        --------      ---------      ----------------------

FABP Bancshares, Inc .................      December 1, 2001        $304,000      3,539,751      Pooling (Non-restated)
    Pensacola, Florida
Creative Financial Group, Ltd ........      February 28, 2001       $    150        937,701      Pooling (Non-restated)
    Atlanta, Georgia
Carolina Southern Bank ...............      February 16, 2001       $200,000      3,188,558      Pooling (Non-restated)
    Spartanburg, South Carolina
ProCard, Inc. ........................      May 31, 2000            $  5,300      1,415,053      Pooling (Non-restated)
    Golden, Colorado
Ready Bank of Fort Walton Beach
  Holding Company, Inc. ..............      October 31, 1999        $ 65,000        902,785      Pooling (Non-restated)
    Ft. Walton Beach, Florida
Horizon Bancshares, Inc ..............      October 31, 1999        $ 60,000      1,043,631      Pooling (Non-restated)
    Pensacola, Florida
Wallace & de Mayo ....................      September 30, 1999      $  7,000      2,339,624      Pooling
    Norcross, Georgia
Merit Holding Corporation ............      September 30, 1999      $306,000      5,995,085      Pooling
    Tucker, Georgia
Canterbury Trust Company, Inc ........      January 31, 1999        $  7,400        333,163      Purchase
    Birmingham, Alabama

This information is discussed in further detail in Note 2 of the consolidated financial statements.

SUMMARY

         The Synovus family of companies had another successful year in 2001. Net income for 2001 was $311.6 million, an increase of 18.7% over 2000 net income of $262.6 million. Diluted net income per share increased to $1.05 in 2001, up 15.1% over $0.92 per share in 2000. Return on assets was 2.03% in 2001, compared to 1.95% in 2000. Return on equity was 20.13% in 2001, compared to 20.14% in 2000.

         Major contributors to the growth in net income include strong growth in loans and fee income. An improving net interest margin and expense management also positively impacted the growth in net income.

         Financial Services' net income for 2001 was $225.4 million, up 18.4% from $190.4 million in 2000. Return on assets for the year was 1.52%, and return on equity was 19.21%, compared to 1.46% and 19.18%, respectively, for 2000.

         Transaction Processing Services' net income for 2001 was $106.1 million, up 19.7% from $88.6 million in 2000. Successful conversion of TSYS' first European clients, expense control, and a holiday shopping season that met the company's expectations were the key drivers for 2001.

         Total assets ended the year at $16.7 billion, a growth rate of 11.7% for 2001, resulting primarily from net loan growth of $1.7 billion, or 15.5%. This asset growth was funded in large part by a $984.5 million, or 8.8%, increase in total deposits. Additional funding was provided by long-term debt. Shareholders' equity grew 19.6% to $1.7 billion, which represented 10.17% of total assets.

EARNING ASSETS, SOURCES OF FUNDS, AND NET INTEREST INCOME

         Average total assets for 2001 were $15.4 billion, or 14.2% over 2000 average total assets of $13.5 billion. Average earning assets for 2001 were $13.7 billion, which represented 89.1% of average total assets. A $1.2 billion, or 14.1%, increase in average deposits for 2001 provided the primary funding for a $1.6 billion, or 15.8%, increase in average net loans. The other primary funding source was a $332 million increase in average long-term debt, consisting of Federal Home Loan Bank advances and parent company senior debt. Average shareholders' equity for 2001 was $1.5 billion.

         For 2000, average total assets increased $2.0 billion, or 17.7%. Average earning assets for 2000 were $12.1 billion, which represented 89.6% of average total assets. For more detailed information on the average balance sheets for the years ended December 31, 2001, 2000, and 1999, refer to Table 3.

         Net interest income (interest income less interest expense) is a major component of net income, representing the earnings of the primary business of gathering funds from deposit and other sources and investing those funds in loans and investment securities. Our long-term objective is to manage those assets and liabilities to maximize net interest income while balancing interest rate, credit, liquidity, and capital risks.

         Net interest income is presented in this discussion on a taxable-equivalent basis, so that the income from assets exempt from federal income taxes is adjusted based on a statutory marginal federal tax rate of 35% in all years (See Table 2). The net interest margin is defined as taxable-equivalent net interest income divided by average total interest earning assets and provides an indication of the efficiency of the earnings from balance sheet activities. The net interest margin is affected by changes in the spread between interest earning asset yields and interest bearing liability costs (spread rate), and by the percentage of interest earning assets funded by non-interest bearing liabilities.

         Net interest income for 2001 was a record $629.8 million, up $67.5 million, or 12.0%, from 2000. On a taxable-equivalent basis, net interest income was $637 million, up $68.7 million, or 12.1%, over 2000. During 2001, average interest earning assets increased $1.6 billion, or 13.3%, with the majority of this increase attributable to loan growth. Increases in the level of deposits and notes payable were the main contributors to the $1.4 billion, or 13.9%, growth in average interest bearing liabilities.

         During 2001, Synovus experienced a steady increase in its net interest margin, compared to the margin for the quarter ended December 31, 2000. The margin for the quarter ended December 31, 2001 was 4.80% up from 4.55% for the quarter ended December 31, 2000. The increase was driven primarily by a significant reduction in the cost of funds. This decrease was due to a continued significant downward repricing of fixed rate deposits and a continued improvement in the deposit mix. Our focus on growing in-market core deposits, particularly money market, NOW, and demand deposit accounts is the primary catalyst for our improved deposit mix. Continued strong loan growth throughout 2001 also helped boost the margin within the year. For the year, the net interest margin was 4.65%, compared to 4.70% in 2000.

         During 2000, net interest income and tax-equivalent net interest income increased 9.6%. Average interest earning assets grew 18.2% while interest bearing liabilities increased 20.1%. The net interest margin of 4.70% is a 37 basis point decrease from the 5.07% reported in 1999. While the margin decreased steadily during the year, most of the decline occurred in the second half of the year. The margin for the fourth quarter was 4.53%, compared to 4.90% for the first quarter. This decrease is primarily the result of strong loan growth exceeding the growth of lower cost deposits. This growth created the need to utilize higher cost wholesale funding to fund a significant portion of our loan growth which, while profitable on a spread basis, produces a lower overall net interest margin.


TABLE 2 NET INTEREST INCOME
(In thousands)                                   YEARS ENDED DECEMBER 31,
                                      ----------------------------------------------
                                        2001                2000               1999
                                      ----------          ---------          -------

Interest income ............          $1,130,888          1,097,805          888,007
Taxable-equivalent
  adjustment ...............               7,249              6,047            5,309
                                      ----------          ---------          -------
  Interest income,
    taxable-equivalent .....           1,138,137          1,103,852          893,316
Interest expense ...........             501,097            535,473          374,713
                                      ----------          ---------          -------
  Net interest income,
    taxable-equivalent .....          $  637,040            568,379          518,603
                                      ==========          =========          =======

TABLE 3 CONSOLIDATED AVERAGE BALANCES, INTEREST, AND YIELDS
                                                                2001                                      2000
                                               -------------------------------------     --------------------------------------
(Dollars in thousands)                            AVERAGE                      YIELD/      AVERAGE                        YIELD/
                                                  BALANCE          INTEREST     RATE       BALANCE            INTEREST     RATE
                                               ------------        --------    -----     ------------         --------    -----

ASSETS
INTEREST EARNING ASSETS:
  Taxable loans, net(a)(b) ................    $ 11,487,866         986,090     8.58%    $  9,931,373         953,814      9.60%
  Tax-exempt loans, net(a)(b)(c) ..........          55,230           4,938     8.94           41,501           4,151     10.00
  Allowance for loan losses ...............        (158,488)             --       --         (138,769)             --        --
                                               ------------        --------    -----     ------------     ------------    -----
     Loans, net ...........................      11,384,608         991,028     8.70        9,834,105         957,965      9.74
                                               ------------        --------    -----     ------------     ------------    -----
  Taxable investment securities(d) ........       1,787,515         111,062     6.21        1,872,383         117,291      6.26
  Tax-exempt investment securities(c)(d) ..         232,312          17,223     7.41          197,791          14,601      7.38
                                               ------------        --------    -----     ------------     ------------    -----
     Total investment securities ..........       2,019,827         128,285     6.35        2,070,174         131,892      6.37
                                               ------------        --------    -----     ------------     ------------    -----
  Interest earning deposits with banks ....           4,862             211     4.34            2,062             164      7.95
  Federal funds sold and securities
    purchased under resale agreements .....          92,868           4,397     4.73           86,730           5,736      6.61
  Mortgage loans held for sale ............         198,395          14,216     7.17          101,010           8,095      8.01
                                               ------------        --------    -----     ------------     ------------    -----
     Total interest earning assets ........      13,700,560       1,138,137     8.31       12,094,081       1,103,852      9.13
                                               ------------        --------    -----     ------------     ------------    -----
  Cash and due from banks .................         429,024                                   381,601
  Premises and equipment, net .............         545,637                                   462,338
  Other real estate .......................          15,002                                     8,780
  Other assets(e) .........................         684,781                                   519,585
                                               ------------                              ------------
     Total assets .........................    $ 15,375,004                              $ 13,466,385
                                               ============                              ============

LIABILITIES AND SHAREHOLDERS' EQUITY
INTEREST BEARING LIABILITIES:
   Interest bearing demand deposits .......    $  1,654,570          30,956     1.87     $  1,423,625          37,399      2.63
   Money market accounts ..................       2,354,665          76,958     3.27        1,910,172          91,822      4.81
   Savings deposits .......................         419,074           5,682     1.36          436,305           9,358      2.14
   Time deposits ..........................       5,229,961         291,065     5.57        4,696,386         281,594      6.00
   Federal funds purchased and
     securities sold under
     repurchase agreements ................       1,153,878          42,643     3.70        1,248,983          78,445      6.28
   Other borrowed funds ...................         909,963          53,793     5.90          578,366          36,855      6.37
                                               ------------        --------    -----     ------------     ------------    -----
      Total interest bearing liabilities ..      11,722,111         501,097     4.27       10,293,837         535,473      5.18
                                               ------------        --------    -----     ------------     ------------    -----
      SPREAD RATE .........................                                     4.04%                                      3.95%
                                                                                ====                                       ====
Non-interest bearing demand deposits ......       1,693,911                                 1,562,096
Other liabilities .........................         410,952                                   306,818
Shareholders' equity ......................       1,548,030                                 1,303,634
                                               ------------                              ------------
      Total liabilities and
        shareholders' equity ..............    $ 15,375,004                              $ 13,466,385
                                               ============                              ============
NET INTEREST INCOME/MARGIN ................                         637,040     4.65%                         568,379      4.70%
                                                                                ====                                       ====
Taxable-equivalent adjustment .............                          (7,249)                                   (6,047)
                                                                   --------                               ------------
Net interest income, actual ...............                     $   629,791                               $   562,332
                                                                ===========                               ===========


                                                                            1999
                                               -------------------------------------
(Dollars in thousands)                            AVERAGE                      YIELD/
                                                  BALANCE          INTEREST     RATE
                                               ------------        --------    -----

ASSETS
INTEREST EARNING ASSETS:
  Taxable loans, net(a)(b) ................     $  8,186,544       756,202      9.24%
  Tax-exempt loans, net(a)(b)(c) ..........           31,510         3,493     11.09
  Allowance for loan losses ...............         (119,626)           --        --
                                               ------------      ----------    -----
     Loans, net ...........................        8,098,428       759,695      9.38
                                               ------------      ----------    -----
  Taxable investment securities(d) ........        1,798,853       110,214      6.13
  Tax-exempt investment securities(c)(d) ..          170,744        12,781      7.49
                                               ------------      ----------    -----
     Total investment securities ..........        1,969,597       122,995      6.24
                                               ------------      ----------    -----
  Interest earning deposits with banks ....            1,562            88      5.63
  Federal funds sold and securities
    purchased under resale agreements .....           57,730         2,879      4.99
  Mortgage loans held for sale ............          102,524         7,659      7.47
                                               ------------      ----------    -----
     Total interest earning assets ........       10,229,841       893,316      8.73
                                               ------------      ----------    -----
  Cash and due from banks .................          340,478
  Premises and equipment, net .............          408,443
  Other real estate .......................            8,773
  Other assets(e) .........................          451,161
                                               ------------
     Total assets .........................     $ 11,438,696
                                                ============

LIABILITIES AND SHAREHOLDERS' EQUITY
INTEREST BEARING LIABILITIES:
   Interest bearing demand deposits .......     $  1,355,301        30,429      2.25
   Money market accounts ..................        1,796,114        73,280      4.08
   Savings deposits .......................          466,879        10,085      2.16
   Time deposits ..........................        3,963,862       209,958      5.30
   Federal funds purchased and
     securities sold under
     repurchase agreements ................          786,954        39,427      5.01
   Other borrowed funds ...................          199,091        11,534      5.79
                                               ------------      ----------    -----
      Total interest bearing liabilities ..        8,568,201       374,713      4.37
                                               ------------      ----------    -----
      SPREAD RATE .........................                                     4.36%
                                                                               =====
Non-interest bearing demand deposits ......        1,450,547
Other liabilities .........................          254,522
Shareholders' equity ......................        1,165,426
                                               ------------
      Total liabilities and
        shareholders' equity ..............     $ 11,438,696
                                                ============
NET INTEREST INCOME/MARGIN ................                        518,603      5.07%
                                                                               =====
Taxable-equivalent adjustment .............                         (5,309)
                                                                 ----------
Net interest income, actual ...............                      $ 513,294
                                                                 =========


(a) Average loans are shown net of unearned income. Nonperforming loans are included.
(b) Interest income includes loan fees as follows: 2001 - $50.3 million; 2000 - $40.8 million; 1999 - $37.2 million.
(c) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(d) Includes certain investment securities available for sale, at their respective average amortized cost. For the years ended December 31, 2001, 2000, and 1999, the average amortized cost of these securities amounted to $2.0 billion, $1.8 billion, and $1.7 billion, respectively.
(e) Includes average net unrealized gains (losses) on investment securities available for sale of $39.2 million, ($40.5) million, and ($9.1) million for the years ended December 31, 2001, 2000, and 1999, respectively.

TABLE 4 RATE/VOLUME ANALYSIS
                                                       2001 COMPARED TO 2000                    2000 COMPARED TO 1999
                                                  ---------------------------------       -------------------------------
(In thousands)                                            CHANGE DUE TO(A)                       CHANGE DUE TO(A)
                                                  ---------------------------------       -------------------------------
                                                                 YIELD/        NET                      YIELD/       NET
                                                   VOLUME         RATE       CHANGE       VOLUME        RATE       CHANGE
                                                  --------     --------      ------       ------      ------      -------

Interest earned on:
    Taxable loans, net .......................    $149,423     (117,147)     32,276      161,222      36,390      197,612
    Tax-exempt loans, net(b) .................       1,373         (586)        787        1,108        (450)         658
    Taxable investment securities ............      (5,313)        (916)     (6,229)       4,507       2,570        7,077
    Tax-exempt investment securities(b) ......       2,548           74       2,622        2,026        (206)       1,820
    Interest earning deposits with banks .....         223         (176)         47           28          48           76
    Federal funds sold and securities
      purchased under resale agreements ......         406       (1,745)     (1,339)       1,447       1,410        2,857
    Mortgage loans held for sale .............       7,801       (1,680)      6,121         (113)        549          436
                                                  --------     --------     -------     --------      ------      -------
        Total interest income ................     156,461     (122,176)     34,285      170,225      40,311      210,536
                                                  --------     --------     -------     --------      ------      -------
Interest paid on:
    Interest bearing demand deposits .........       6,074      (12,517)     (6,443)       1,537       5,433        6,970
    Money market accounts ....................      21,380      (36,244)    (14,864)       4,654      13,888       18,542
    Savings deposits .........................        (369)      (3,307)     (3,676)        (660)        (67)        (727)
    Time deposits ............................      32,015      (22,545)      9,470       38,824      32,812       71,636
    Federal funds purchased and securities
      sold under repurchase agreements .......      (6,165)     (29,744)    (35,909)      23,148      15,870       39,018
    Other borrowed funds .....................      21,318       (4,272)     17,046       21,960       3,361       25,321
                                                  --------     --------     -------     --------      ------      -------
        Total interest expense ...............      74,253     (108,629)    (34,376)      89,463      71,297      160,760
                                                  --------     --------     -------     --------      ------      -------
        Net interest income ..................    $ 82,208      (13,547)     68,661     $ 80,762     (30,986)      49,776
                                                  ========     ========     =======     ========     =======       ======

(a) The change in interest due to both rate and volume has been allocated to the rate component.

(b) Reflects taxable-equivalent adjustments using the statutory federal income tax rate of 35% in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.

NON-INTEREST INCOME

         Non-interest income consists of TSYS, TDM and ProCard's revenues as well as a wide variety of fee generating services from the Financial Services segment. Non-interest income totaled $937.7 million in 2001, an increase of 12.5% from the previous year and $833.5 million in 2000, an increase of 12.7% from 1999. Revenues from bankcard data processing and other services offered by TSYS were the largest contributors, increasing $62.6 million, or 10.8% in 2001, and increasing $69.1 million, or 14.1% in 2000 over the previous year. TSYS, TDM and ProCard's combined revenues represented 74.9% of consolidated non-interest income in 2001 compared to 77.1% in 2000. Financial Services' non-interest income increased $42.8 million, or 21.0% in 2001, and $21.9 million or 12.0% in 2000. The increase in Financial Services' non-interest income in 2001 was led by increases in mortgage banking, service charges on deposits, trust revenues, and credit card fees.

         TSYS contributed approximately 71.3% of total non-interest income in 2001 with the majority of it reported as data processing services income. TSYS' revenues are derived from providing bankcard data processing and related services to banks and other institutions, generally under long-term processing contracts. TSYS' services are provided through its cardholder systems, TS(2) and TS(1), to financial institutions and other organizations throughout the United States, Mexico, Canada, Honduras, the Caribbean, and Europe. TSYS currently offers merchant services to financial institutions and other organizations in Japan. TSYS revenues also include revenues from its joint ventures, TSYS de Mexico and Vital, both of which are accounted for using the equity method.

         Bankcard data processing revenues are generated primarily from charges based on the number of accounts billed, transactions and authorizations processed, statements mailed, credit bureau requests, credit cards embossed and mailed, and other processing services for cardholder accounts on file. Cardholder accounts on file include active and inactive consumer credit, retail, debit, stored value, and commercial card accounts. Due to the number of card-holder accounts processed by TSYS and the expanding use of cards, as well as increases in the scope of services offered to clients, revenues relating to bankcard data processing services have continued to grow. Processing contracts with large clients, representing a significant portion of TSYS' total revenues, generally provide for discounts on certain services based on the size and activity of clients' portfolios. Therefore, bankcard data processing revenues and the related margins are influenced by the client mix relative to the size of client card portfolios, as well as the number and activity of individual cardholder accounts processed for each client.

         Due to the somewhat seasonal nature of the credit card industry, TSYS' revenues and results of operations have generally increased in the fourth quarter of each year because of increased transaction and authorization volumes during the traditional holiday shopping season. Furthermore, growth in card portfolios of existing clients, the conversion of cardholder accounts of new clients to TSYS' processing platforms, and the loss of cardholder accounts impact the results of operations from period to period. Another factor, among others, which may affect TSYS' revenues and results of operations from time to time is the sale by a client of its business, its card portfolio, or a segment of its accounts to a party which processes cardholder accounts internally or uses another third-party processor. Consolidation in the financial services and retail industries could favorably or unfavorably impact TSYS' financial condition and results of operations in the future.

         The average number of cardholder accounts on file increased 5.9% to
206.1 million in 2001, compared to 194.6 million in 2000, which represented a 7.9% increase over 180.4 million in 1999. At December 31, 2001, TSYS' cardholder accounts on file were approximately 218.5 million, compared to 195.2 million and
206.2 million at December 31, 2000 and 1999, respectively. The change in cardholder accounts on file at December 31, 2001, as compared to December 31, 2000, included the deconversion of 7.9 million accounts, the addition of approximately 14.8 million accounts attributable to the internal growth of existing clients, and approximately 16.4 million accounts added for new clients. The change in cardholder accounts on file at December 31, 2000, as compared to December 31, 1999, included the deconversion of 36.9 million accounts of Universal Card Services (UCS) and others, the addition of approximately 24.8 million accounts attributable to the internal growth of existing clients, and approximately 1.1 million accounts added for new clients.

         TSYS provides card processing services to its clients including commercial, retail, and consumer cards. Commercial cards include purchasing cards, corporate cards, and fleet cards for employees. Retail cards include private label and gift cards. Consumer cards include Visa and MasterCard bank and debit cards as well as American Express cards and stored value cards.

         A significant amount of TSYS' revenues is derived from long-term contracts with large clients, including certain major clients. In September 1999, TSYS announced a new ten-year agreement with the Bank of America Corporation to continue processing its credit card portfolio until 2009. Bank of America accounted for approximately 16% of TSYS' revenues for each of the years ended December 31, 2001, 2000, and 1999.

         Near the end of the first quarter of 1998, AT&T completed the sale of UCS to CITIBANK, a part of Citigroup. CITIBANK accounted for approximately 13% of TSYS' revenues for the year ended December 31, 1999. On February 26, 1999, CITIBANK notified TSYS of its decision to terminate UCS' processing agreement with TSYS for consumer credit card accounts at the end of its original term on August 1, 2000. Although it remains a client, CITIBANK was not a major client of TSYS for the years ended December 31, 2001 and 2000.

         TSYS has a long-term processing relationship with Providian Financial Corporation (Providian), one of the largest bankcard issuers in the nation. In October 2001, TSYS announced it signed a multi-year extension to its long-term credit card-processing agreement with Providian, which included a cash payment for processing rights of $12.7 million. Providian accounted for approximately 13% and 11% of TSYS' revenues for the years ended December 31, 2001 and 2000, respectively. Providian was not a major client in 1999. In late 2001, Providian made several announcements regarding concerns about its financial status, related changes in management, and the sale of a portion of its portfolio. As a result of these announcements, TSYS management is actively monitoring Providian's status through frequent interaction. The loss of Providian, or any other major or significant clients, could have a material adverse effect on TSYS' financial condition and results of operations.

         In May 1998, TSYS announced the signing of a long-term processing agreement with Sears, Roebuck and Co. to convert and process its 65 million retail accounts. TSYS successfully completed the conversion in May 1999. In January 2000, TSYS announced a one-year extension of its long-term retail processing agreement with Sears until 2010. Sears accounted for approximately 10% of TSYS' revenues for the year ended December 31, 2000. Sears was not a major client in 2001, nor was it a major client in 1999.

         TSYS' share of income from its equity in joint ventures was $17.8 million, $15.6 million, and $12.3 million for the years ended December 31, 2001, 2000, and 1999, respectively. The increase in 2001 is primarily due to Vital's improved operating results as a result of increased volume.

         Synovus continues to emphasize the importance of growth in its Financial Services fee income. During 2001, Synovus took an important step by increasing the accessibility of its financial services offerings. Our five primary product categories, including banking, financial management, mortgage, insurance, and leasing services, are now further integrated and provided to our customers through our strong network of 38 affiliate banks and other Synovus offices. Additionally, we enhanced our affiliate banking network in 2001 by strengthening our needs-based selling system, or Sales Management System, which touches virtually every customer and banking team member. These efforts resulted in non-interest income for Financial Services increasing by $42.8 million or 21.0%, in 2001, with increases in mortgage banking income of $16.5 million or 76.0%, service charges on deposits of $10.5 million or 13.9%, trust service fees of $4.3 million or 19.4%, and credit card fees of $2.1 million or 10.7%. Total Financial Services' non-interest income as a percentage of total Financial Services' revenues (excluding securities gains and losses) was 28.1% in 2001, up from 26.7% in 2000. See Table 5 for a complete summary of Financial Services' non-interest income.

TABLE 5 FINANCIAL SERVICES' NON-INTEREST INCOME
(In thousands)

                                      ---------------------------------
                                        2001         2000         1999
                                      --------     -------      -------
Service charges on deposits ....      $86,539       76,002       70,161
Fees for trust services ........       26,509       22,204       20,354
Credit card fees ...............       21,184       19,129       15,123
Mortgage banking income ........       38,272       21,741       21,196
Brokerage revenue ..............       16,363       16,063       14,076
Securities gains, net ..........        1,722          781        1,197
Other fee income ...............       17,199       15,110       12,918
Other operating income .........       39,204       33,175       27,237
                                      --------     -------      -------
   Total non-interest income ...      $246,992     204,205      182,262
                                      ========     =======      =======

         Service charges on deposit accounts represent the single largest fee income component for Financial Services. The main factors that contributed to the 13.9% increase in service charges in 2001 were increases in the number of individual and commercial accounts, transaction volume growth, and the effect of pricing increases in certain service charges.

         Fees for trust services are derived from providing estate administration services, personal trust and investment management services, corporate trust, and employee benefit plan administration. Fees for trusts under wills and agreements were $8.0 million in 2001, an increase of $1.6 million or 25.8% over $6.4 million in 2000. Family asset management fees were $4.9 million, an increase of $1.4 million or 38.5% over $3.5 million in 2000. During 2001, Synovus acquired a trust portfolio consisting primarily of personal trust accounts. This portfolio contributed approximately $.9 million in trust revenues for 2001. At December 31, 2001 and 2000, the total market value of trust assets administered by Synovus was approximately $8.3 billion and $8.0 billion, respectively. Synovus added $700.0 million in new trust assets during 2001. However, on a year-over-year basis, the overall market value of total trust assets administered by Synovus was impacted by a general decline in the market value of the underlying equity securities.

         Mortgage banking revenues increased by $16.5 million or 76.0% over 2000. As mortgage interest rates reached historically low levels, loan originations increased significantly. Total mortgage production volume during 2001 was $2.3 billion, up 118.4% from $1.1 billion in 2000. This resulted in mortgage origination revenues and secondary marketing gains of $36.6 million during 2001, compared to $19.5 million in 2000. The increase in these revenues was partially offset by lower mortgage servicing revenues which were $1.3 million in 2001, down from $2.2 million in 2000. The decrease in servicing revenues was due to the sale of a substantial portion of the servicing portfolio in the fourth quarter of 2000. The 2001 servicing revenues include fees for the subservicing of the portfolio that was sold in 2000. These fees ceased in April 2001 when the portfolio transfer was completed.

         Other fee income includes fees for letters of credit, safe deposit box fees, access fees for teller machine use, official check issuance fees, and other miscellaneous fee-related income. These fees increased $2.1 million or 13.8% over 2000 primarily from a $1.8 million increase in letter of credit fees.

         Other operating income was $39.2 million in 2001, compared to $33.2 million in 2000. The main components of other operating income are income from company-owned life insurance policies, insurance commissions, financial planning and asset management fees, and other items discussed below.

         Creative Financial, acquired in the first quarter of 2001, contributed $4.5 million in financial planning and asset management revenues for the year ended December 31, 2001. During 2001 and 2000, Synovus continued its strategy to sell underperforming branches to allow it to aggressively reinvest those resources in higher growth markets. Gross gains from the sale of certain bank branches were $3.7 million in 2001, compared to $12.0 million in 2000. In 2001, other operating income included a $10.0 million pre-tax gain from the sale of the Star System ATM network, which represented our ownership interest in the network. The 2000 results include a $1.8 million pre-tax gain from the sale of the mortgage servicing rights portfolio.

         In 2000, Financial Services' non-interest income increased $21.9 million, or 12.0%, with increases in service charges on deposit accounts of $5.8 million or 8.3%, credit card fees of $4.0 million or 26.5%, other fee income of $2.2 million or 17.0%, and brokerage revenue of $2.0 million or 14.1%. Other operating income for 2000 includes $6.2 million from income earned on company-owned life insurance compared to $2.8 million in 1999, gross gains from the sale of certain bank branches of $12.0 million, and a $1.8 million gain from the sale of the mortgage servicing rights portfolio. Total Financial Services' non-interest income as a percentage of total Financial Services' revenues was 26.7% in 2000, up from 26.3% in 1999.

NON-INTEREST EXPENSE

         Management analyzes non-interest expense in two separate components:
Financial Services and Transaction Processing Services. Table 6 summarizes this data for the years ended December 31, 2001, 2000, and 1999.

         Financial Services:

         While Financial Services' average assets grew by 13.7% and revenues (excluding securities gains and losses) grew by 14.7%, expenses increased 11.5% in 2001. This increase was due primarily to higher incentive compensation expenses in 2001, which were significantly reduced in 2000. The banks in higher growth markets, as well as the mortgage, trust, and brokerage units experienced higher than average increases in expenses while the back office and support units were generally flat over the prior year. Our focus on headcount growth containment continued during 2001, resulting in an average headcount of 5,325 employees compared to an average of 5,191 employees in 2000. The increase was due primarily to acquisitions completed in 2001. The fundamental growth in Financial Services' expense was only 6.7% in 2001 compared to a year ago. The fundamental growth excludes the impact of acquisitions and the above referenced increase in incentive compensation expenses.

         The trend in our efficiency ratio is a reflection of the progress that we are making in expense management. The Financial Services' efficiency ratio was 53.80% in 2001, compared to 55.35% in 2000 and 58.15% in 1999. Our goal is that our focus on expense control management will allow us to continue to make improvements in this area. The 17.7% or $42.5 million increase in employment expenses in 2001 compared to 2000 was primarily due to the above referenced increase in incentive compensation expense, as well as a moderate increase in headcount and normal merit and promotional salary adjustments.

         The single largest component of other operating expenses is fees paid to third-party providers of processing services. These fees were $25.3 million in 2001, up $4.2 million or 20.1% over 2000 due primarily to higher transaction volume. This increase was offset by lower advertising, training, and consulting expenses, which decreased by $4.2 million in the aggregate compared to 2000 levels.


         Non-interest expense increased $18.8 million, or 4.6%, in 2000 over 1999. Throughout 2000, Financial Services benefited from continuing emphasis on expense control management and headcount growth containment, which resulted in a slight decrease in the number of employees in Financial Services from 5,205 at December 31, 1999 to 5,182 at December 31, 2000. Additionally, total non-interest expense for 2000 was impacted by a reduction in incentive compensation for the Financial Services segment, resulting in a $12.0 million decrease in employment expenses. This

TABLE 6 NON-INTEREST EXPENSE
(In thousands)

                                                      2001(*)                      2000(*)                     1999(*)
                                             -------------------------    -------------------------   -------------------------
                                                           TRANSACTION                  TRANSACTION                 TRANSACTION
                                             FINANCIAL      PROCESSING    FINANCIAL     PROCESSING    FINANCIAL     PROCESSING
                                             SERVICES        SERVICES      SERVICES      SERVICES      SERVICES      SERVICES
                                             ---------     -----------    ---------     -----------   ---------     -----------
Salaries and other personnel expense ...     $ 283,172       283,462       240,658       255,266       234,467       224,078
Net occupancy and equipment expense ....        62,904       172,770        60,533       165,180        55,441       152,799
Other operating expenses ...............       127,668        88,038       123,802        90,848       116,241        82,804
                                             ---------       -------       -------       -------       -------       -------
    Total non-interest expense .........     $ 473,744       544,270       424,993       511,294       406,149       459,681
                                             =========       =======       =======       =======       =======       =======

(*) The added totals are greater than the consolidated totals due to inter-segment balances which are eliminated in consolidation.

decrease was offset by normal increases in salaries and higher employee group health insurance costs.

         Approximately $3.4 million of the $5.1 million increase in occupancy and equipment expense during 2000 relates to increased depreciation on computer equipment added as a result of the conversion to a new core processing system, as well as the amortization of a human resources information system that was implemented in 2000. Other factors contributing to the increase in occupancy and equipment expenses during 2000 consist of additional carrying costs for new branch offices and other banking facilities added during 2000 and the latter part of 1999.

         Other operating expenses increased $7.6 million or 6.5% over 1999. Increases in advertising, training, and third-party processing services contributed $3.9 million of the total increase.

         Transaction Processing Services:

         Approximately 95% of total Transaction Processing Services' non-interest expense relates to TSYS, with the remainder related to TDM and ProCard. The following discussion provides an analysis of the non-interest expense components at TSYS.

         During 2001, TSYS' operating expenses as a percentage of revenues decreased to 79.2%, compared to 81.3% and 83.5% for 2000 and 1999, respectively. The decrease in the ratio was primarily a result of a concerted emphasis on expense control, a focus on improved processes, lower provisions for bad debt expense, lower provisions for transaction processing accruals, and a reduction in amortization of contract acquisition costs.

         A significant portion of TSYS' operating expenses relates to salaries and other personnel costs. Salaries and other personnel expense increased 9.5% in 2001 over 2000, compared to 13.5% in 2000 over 1999. During 2001, the average number of employees increased to 4,933, compared to 4,606 in 2000 and 4,106 in 1999. The change in total employment costs consists of increases of $39.6 million, $37.2 million and $61.7 million in 2001, 2000 and 1999, respectively. The increase in total employment costs is associated with the growth in the number of employees, normal salary increases, and related employee benefits. These increases were reduced by $17.2 million, $9.1 million, and $14.9 million in 2001, 2000 and 1999, respectively, which were capitalized as software development and contract acquisition costs.

         Net occupancy and equipment expense increased 4.1% in 2001 over 2000, compared to 7.2% in 2000 over 1999. Computer equipment and software rentals, which represent the largest components of net occupancy and equipment expense, remained consistent in 2001 and 2000. Due to rapidly changing technology in computer equipment and software, TSYS' equipment and software needs are fulfilled primarily through operating leases. In anticipation of the deconversion of a significant client in 2000, TSYS made a concerted effort to improve processing productivity and implemented significant cost controls. During 1999, TSYS made significant investments in computer software licenses related to a new data center located in east Columbus to accommodate increased volumes and expected growth in the number of accounts associated with new and existing clients. As additional software licenses are acquired, net occupancy and equipment expense may increase as a result of the amortization of the costs associated with these new licenses.

         TSYS continues to monitor and assess its building, software, and computer equipment needs as it positions itself for future growth and expansion. TSYS has entered into an operating lease agreement relating to its corporate campus. Under the agreement, the lessor, a special purpose entity, purchased the land, obtained financing from a syndicate of banks, paid the construction and development costs, and leased the facilities to TSYS. The lease provides for substantial residual value guarantees and includes purchase options at the original cost of the property. Real estate taxes, insurance, maintenance, and operating expenses applicable to the leased property are the obligations of TSYS. TSYS began moving personnel into the campus facility in December 1998, and completed the move of a substantial number of its personnel by the end of the third quarter of 1999. With the move to the corporate campus, TSYS did not renew leases on certain facilities. The increase in net occupancy and equipment expenses related to occupying the campus was $9.6 million in 2000 and $6.4 million in 1999, net of the relinquished lease obligations.

         In December 2000, TSYS purchased a 40,000 square-foot building and equipment in York, England for approximately $13.0 million. The building houses client service and administrative personnel for TSYS Europe. TSYS has leased back 17,000 square-feet to the previous owner. Although it only began processing accounts for its new European clients during the last six months of 2001, TSYS had to build the necessary infrastructure to begin processing those accounts in 2001. During 2001, TSYS incurred $16.4 million of operating expenses, net of revenues, related to the expansion in Europe.

         Other operating expenses decreased 3.0% in 2001 compared to 2000, and increased 4.7% in 2000 compared to 1999. Other operating expenses were impacted by the amortization of contract acquisition costs, the provision for bad debt expense, and the provision of transaction processing accruals. Amortization of contract acquisition costs was $6.5 million, $7.5 million, and $12.3 million in 2001, 2000, and 1999, respectively. For 2001, 2000, and 1999, transaction processing provisions were $1.4 million, $5.7 million, and $6.9 million, respectively.

INVESTMENT SECURITIES

         The investment securities portfolio consists of debt and equity securities categorized as available for sale. In connection with the adoption of Statement of Financial Accounting Standards (SFAS) No. 133, Synovus reclassified its investment securities held to maturity portfolio to the available for sale category. Investment securities provide Synovus with a source of liquidity and a relatively stable source of income. The investment securities portfolio also provides management with a tool to balance the interest rate risk of its loan and deposit portfolios. At December 31, 2001, approximately $1.6 billion of these investment securities were pledged as required collateral for certain deposits and repurchase agreements. See Table 16 for maturity and average yield information of the investment securities portfolio.

         The investment strategy focuses on the use of the investment securities portfolio to manage the interest rate risk created by the inherent mismatch between the loan and deposit portfolios. Due to strong loan demand at subsidiary banks, there is little need for investment securities to augment income or utilize unpledged deposits. As such, the investment securities are primarily U.S. Government agencies and Government agency sponsored mortgage-backed securities, both of which have a high degree of liquidity and limited credit risk. A mortgage-backed security depends on the underlying pool of mortgage loans to provide a cash flow pass-through of principal and interest. At December 31, 2001, substantially all of the collateralized mortgage obligations and mortgage-backed pass-through securities held by Synovus were issued or backed by Federal agencies.

         As of December 31, 2001 and 2000, the estimated fair value of investment securities as a percentage of their amortized cost was 102.1% and 100.7%, respectively. The investment securities portfolio had gross unrealized gains of $46.7 million and gross unrealized losses of $4.4 million, for a net unrealized gain of $42.3 million as of December 31, 2001. As of December 31, 2000, the investment securities portfolio had a net unrealized gain of $15.5 million. In accordance with SFAS No. 115, shareholders' equity included a net unrealized gain of $26.0 million and $7.2 million recorded on the available for sale portfolio as of December 31, 2001 and 2000, respectively.

         During 2001, the average balance of investment securities decreased to $2.02 billion, compared to $2.07 billion in 2000. Synovus earned a taxable-equivalent rate of 6.35% and 6.37% for 2001 and 2000, respectively, on its investment securities portfolio. As of December 31, 2001 and 2000, average investment securities represented 14.7% and 17.1%, respectively, of average interest earning assets.

         Table 7 presents the carrying value of investment securities at December 31, 2001, 2000, and 1999.

TABLE 7 INVESTMENT SECURITIES
(In thousands)

                                                                                 DECEMBER 31,
                                                                ---------------------------------------------
                                                                   2001              2000             1999
                                                                -----------        ---------        ---------
Investment Securities Available for Sale:
    U.S. Treasury and U.S. Government agencies ...........      $ 1,051,201        1,314,293        1,287,953
    Mortgage-backed securities ...........................          735,405          436,807          392,780
    State and municipal ..................................          242,646           35,276           15,126
    Other investments ....................................           59,035           20,663           20,819
                                                                -----------        ---------        ---------
        Total investment securities available for sale ...      $ 2,088,287        1,807,039        1,716,678
                                                                ===========        =========        =========

Investment Securities Held to Maturity:
    U.S. Treasury and U.S. Government agencies ...........      $        --           11,717           24,914
    Mortgage-backed securities ...........................               --           38,592           53,698
    State and municipal ..................................               --          183,744          169,745
    Other investments ....................................               --           36,836           28,922
                                                                -----------        ---------        ---------
        Total investment securities held to maturity .....      $        --          270,889          277,279
                                                                ===========        =========        =========

Total Investment Securities:
    U.S. Treasury and U.S. Government agencies ...........      $ 1,051,201        1,326,010        1,312,867
    Mortgage-backed securities ...........................          735,405          475,399          446,478
    State and municipal ..................................          242,646          219,020          184,871
    Other investments ....................................           59,035           57,499           49,741
                                                                -----------        ---------        ---------
        Total investment securities ......................      $ 2,088,287        2,077,928        1,993,957
                                                                ===========        =========        =========

LOANS

         Since lending activities are a significant source of revenue, our main objective is to adhere to sound lending practices. When analyzing prospective loans, management considers both interest rate and credit quality objectives in determining whether to extend a given loan and the appropriate pricing for that loan. Operating under a decentralized structure, management emphasizes lending in the local markets we serve. Synovus strives towards maintaining a diversified loan portfolio to spread risk and reduce exposure to economic downturns that may occur in different segments of the economy, geographic locations, or in particular industries. Table 8 illustrates that a significant portion of the loan portfolio is in the real estate sector. However, as discussed further herein, these loans are diversified by geography, industry and loan type. The loan policy discourages loans to highly speculative real estate developments, highly leveraged transactions, and other industries known for excessive risk.

         Table 8 on the following page shows the composition of the loan portfolio at the end of the past five years.

         In 2001, Synovus continued to experience strong loan growth. At year-end 2001, total loans were $12.4 billion, up 15.5% over 2000. Average loans increased 15.7% or $1.6 billion compared to 2000, representing 84.3% of average earning assets and 75.1% of average total assets. The company experienced growth in the existing portfolio and market share gains through successful business development and additional products and services offered to the current customer base. The mix of loan products being offered focuses on meeting customer needs. As a result of this emphasis, loans have continued to grow throughout the subsidiary markets.

         The loan portfolio spreads across four southeastern states with diverse economies. The Georgia affiliate banks represent a majority, with 58% of the consolidated portfolio. The Alabama affiliate banks represent 18%, followed by South Carolina with 15% and Northwest Florida with 9%. The growth by geographic market during 2001 was as follows: Georgia 13%; South Carolina 18%; Alabama 9%; and Northwest Florida 46% which was primarily attributable to the acquisition of FABP. The larger markets, where certain sectors of the economy have remained strong, contributed the majority of the loan growth: $286 million in North Atlanta, GA; $199 million in Columbus, GA; $71 million in Birmingham, AL; $65 million in Brunswick, GA; $59 million in Charleston, SC; $49 million in Athens, GA; $45 million in Carrollton, GA; and $36 million in Columbia, SC.

         Additionally, most of our affiliate banks continued to experience market share gains due to our decentralized banking franchise which has benefited from continued consolidation in the banking industry. For the year ended December 31, 2001, 24 of our 38 banks experienced double-digit loan growth.

         The commercial loan portfolio consists of commercial, financial, agricultural, and real estate loans. These loans are granted primarily on the borrower's general credit standing and on the strength of the borrower's ability to generate repayment cash flows from income sources. Real estate construction and mortgage loans are secured by commercial real estate as well as 1 - 4 family residences, and represent extensions of credit used as interim or permanent financing of real estate properties. At December 31, 2001, commercial real estate construction and mortgage loans included approximately $884.3 million in loans secured by 1 - 4 family residences while approximately $986.0 million of loans secured by owner-occupied commercial real estate properties were included in the commercial real estate mortgage category.

         As of December 31, 2001, the commercial loan portfolio comprised 79% of total loans, compared to 79% and 75% in 2000 and

TABLE 8 LOANS BY TYPE
(In thousands)

                                                                                       DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                              2001                        2000                    1999
                                                     ----------------------       -------------------     -------------------
                                                        AMOUNT         %(*)         AMOUNT       %(*)       AMOUNT       %(*)
                                                     ------------     -----       ---------     -----     ---------     -----
Commercial:
   Commercial, financial, and agricultural .....     $  4,004,042      32.2%      3,747,047      34.8     3,012,293      33.2
   Real estate - construction ..................        2,665,877      21.4       2,411,489      22.4     1,792,813      19.7
   Real estate - mortgage ......................        3,138,748      25.3       2,336,234      21.7     1,983,766      21.9
                                                     ------------     -----      ----------     -----     ---------     -----
      Total commercial .........................        9,808,667      78.9       8,494,770      78.9     6,788,872      74.8
                                                     ------------     -----      ----------     -----     ---------     -----
Retail:
   Real estate-mortgage ........................        1,553,154      12.4       1,184,437      11.0     1,089,217      12.0
   Consumer loans - credit card ................          234,651       1.9         233,137       2.2       237,546       2.6
   Consumer loans - other ......................          843,169       6.8         855,933       7.9       961,881      10.6
                                                     ------------     -----      ----------     -----     ---------     -----
      Total retail .............................        2,630,974      21.1       2,273,507      21.1     2,288,644      25.2
                                                     ------------     -----      ----------     -----     ---------     -----
      Total loans ..............................       12,439,641     100.0      10,768,277     100.0     9,077,516     100.0
                                                                      =====                     =====                   =====
   Unearned income .............................          (21,724)                  (16,390)                 (9,277)
                                                     ------------                ----------               ---------
      Total loans, net of unearned income ......     $ 12,417,917                10,751,887               9,068,239
                                                     ============                ==========               =========

                                                                       DECEMBER 31,
                                                        -------------------------------------------
                                                               1998                    1997
                                                        -------------------     -------------------
                                                         AMOUNT        %(*)      AMOUNT       %(*)
                                                        ---------     -----     ---------     -----
Commercial:
   Commercial, financial, and agricultural .....        2,547,935      33.5     2,236,355      33.1
   Real estate - construction ..................        1,318,070      17.3     1,011,559      15.0
   Real estate - mortgage ......................        1,540,459      20.2     1,333,561      19.7
                                                        ---------     -----     ---------     -----
      Total commercial .........................        5,406,464      71.0     4,581,475      67.8
                                                        ---------     -----     ---------     -----
Retail:
   Real estate-mortgage ........................        1,058,172      13.9     1,039,420      15.4
   Consumer loans - credit card ................          257,721       3.4       306,360       4.5
   Consumer loans - other ......................          889,785      11.7       830,611      12.3
                                                        ---------     -----     ---------     -----
      Total retail .............................        2,205,678      29.0     2,176,391      32.2
                                                        ---------     -----     ---------     -----
      Total loans ..............................        7,612,142     100.0     6,757,866     100.0
                                                                      =====                   =====
   Unearned income .............................           (8,537)                (5,712)
                                                        ---------               ---------
      Total loans, net of unearned income ......        7,603,605              6,752,154
                                                        =========              =========

(*) Loan balance in each category, expressed as a percentage of total loans.

1999, respectively. During 2001, commercial, financial, and agricultural loans grew by 7%, real estate construction loans grew by 11%, and real estate mortgage loans grew by 34%. The 34% growth in commercial real estate mortgage loans during 2001 is partially due to a large number of credits that were classified as real estate construction in 2000 and were transferred to the mortgage category upon completion of the projects. Additionally, a strong real estate sector in some of our larger markets as well as the coastal regions of Georgia and Florida contributed to the growth in this category.

         It is important to note that since most of our markets have experienced strong economic growth, especially with respect to real estate, Synovus conducts ongoing reviews to monitor rapid increases in real estate property values in these markets or any significant overbuilding. Another consideration is the diversification of the types of underlying real estate. For example, real estate construction loans are spread primarily between multi-family, retail, and residential real estate.

         Retail loans consist of residential mortgages, equity lines, credit card loans, installment loans and other credit line loans. Retail lending decisions are made based upon the cash flow or earning power of the borrower that represents the primary source of repayment. However, in many lending transactions collateral is taken to provide an additional measure of security. Collateral securing these loans provides a secondary source of repayment in that the collateral may be liquidated. Synovus determines the need for collateral on a case-by-case basis. Factors considered include the purpose of the loan, current and prospective credit-worthiness of the customer, terms of the loan, and economic conditions.

         As of December 31, 2001, the retail loan portfolio comprised 21% of total loans, compared to 21% and 25% in 2000 and 1999, respectively. Real estate mortgage loans increased 31%, while credit card and other consumer loans remained largely unchanged from prior year levels.

         Table 9 shows the maturity of selected loan categories as of December 31, 2001. Also provided are the amounts due after one year, classified according to the sensitivity in interest rates.

         Actual repayments of loans may differ from the contractual maturities reflected in Table 9 because borrowers have the right to prepay obligations with and without prepayment penalties. Additionally, the refinancing of such loans or the potential delinquency of such loans could create differences between the contractual maturities and the actual repayment of such loans.

TABLE 9 LOAN MATURITY AND INTEREST RATE SENSITIVITY
(In thousands)

                                                                              DECEMBER 31, 2001
                                                      -----------------------------------------------------------------
                                                         ONE           OVER ONE YEAR           OVER
                                                         YEAR           THROUGH FIVE           FIVE
                                                        OR LESS             YEARS              YEARS           TOTAL
                                                      -----------         ---------           -------       -----------
Selected loan categories:
    Commercial, financial, and agricultural ...       $ 2,860,464         1,001,822           141,756         4,004,042
    Real estate-construction ..................         2,016,753           557,283            91,841         2,665,877
                                                      -----------         ---------           -------       -----------
        Total .................................       $ 4,877,217         1,559,105           233,597         6,669,919
                                                      ===========         =========           =======       ===========
Loans due after one year:
    Having predetermined interest rates .............................................................       $ 1,511,175
    Having floating interest rates ..................................................................           281,527
                                                                                                            -----------
        Total .......................................................................................       $ 1,792,702
                                                                                                            ===========

PROVISION AND ALLOWANCE FOR LOAN LOSSES

         Despite credit standards, internal controls, and a continuous loan review process, the inherent risk in the lending process results in periodic charge-offs. The provision for loan losses is the charge to operating earnings necessary to maintain an adequate allowance for loan losses. Through the provision for loan losses, Synovus maintains an allowance for loan losses that management believes is adequate to absorb losses within the loan portfolio. However, future additions to the allowance may be necessary based on changes in economic conditions, as well as changes in assumptions regarding a borrower's ability to pay and/or collateral values. In addition, various regulatory agencies, as an integral part of their examination procedures, periodically review the subsidiary banks' allowance for loan losses. Based on their judgments about information available to them at the time of their examination, such agencies may require the subsidiary banks to recognize additions to their allowance for loan losses.

         To determine the adequacy of the allowance for loan losses and the need for potential charges to the allowance, a formal analysis is completed quarterly to assess the risk within the loan portfolio. This assessment, conducted by lending officers and each bank's loan administration department as well as an independent holding company loan administration department, includes analyses of historical performance, past due trends, the level of nonperforming loans, reviews of certain impaired loans, loan activity since the last quarter, consideration of current economic conditions, and other pertinent information. Each one of the loans is assigned a rating, either individually or as part of a homogeneous pool, based on an internally developed grading system. An organizationally independent department also reviews grade assignments on an ongoing basis. The resulting conclusions are reviewed and approved by senior management. During 2000, Synovus made changes to its loan grading system which resulted in greater stratification of risks within the portfolio. The new grading system has not resulted in a significant change in the overall amounts of the allowance although it has resulted in some changes in the allocation by loan type. Improved historical charge-off data under the new grading system contributed to additional changes in the allocation during 2001.

         The allowance for loan losses consists of two main components: the allocated and unallocated allowances. Both components of the allowance are available to cover inherent losses in the portfolio. The allocated component of the allowance is determined by type of loan within the commercial and retail portfolios. The allocated allowance for commercial loans includes an allowance for impaired loans which is determined as described in the following paragraph. Additionally, the allowance for commercial loans includes an allowance for non-impaired loans which is based on application of loss reserve factors to the components of the portfolio based on the assigned loan grades. The allocated allowance for retail loans is generally determined on pools of homogeneous loan categories. Loss factors applied to these pools are based on average historical losses for the past two years, current delinquency trends, and other factors. The unallocated component of the allowance is established for losses that specifically exist in the remainder of the portfolio, but have yet to be identified. This also compensates for the uncertainty in estimating loan losses. The unallocated component of the allowance is based upon management's evaluation of various conditions, the effects of which are not directly considered in the allocated allowance. These include credit concentrations, recent levels and trends in delinquencies and nonaccrual loans, new credit products, changes in lending policies and procedures, changes in personnel, and regional and local economic conditions.

         Considering current information and events regarding the borrowers' ability to repay their obligations, management considers a loan to be impaired when the ultimate collectibility of all principal and interest amounts due, according to the contractual terms of the loan agreement, is in doubt. When a loan becomes impaired, management calculates the impairment based on the present value of expected future cash flows discounted at the loan's effective interest rate. If the loan is collateral dependent, the fair value of the collateral is used to measure the amount of impairment. The amount of impairment and any subsequent changes are recorded, through a charge to earnings, as an adjustment to the allowance for loan losses. When management considers a loan, or a portion thereof, as uncollectible, it is charged against the allowance for loan losses. A majority of Synovus' impaired loans are collateral-dependent. Accordingly, Synovus has determined the required allowance on these loans based upon fair value estimates (net of selling costs) of the respective collateral. The required allowance (or the actual losses) on these impaired loans could differ significantly if the ultimate fair value of the collateral is significantly different from the fair value estimates used by Synovus in estimating such potential losses.

         Reflecting the emphasis on high credit quality and credit management, the ratio of nonperforming assets to total loans at December 31, 2001 is .54%, compared to .52% as of December 31, 2000. The allowance for loan losses was 1.38% of loans, which provides coverage of 331% of nonperforming loans at December 31, 2001, compared to 355% at year-end 2000.

         The provision for loan losses during the year was $51.7 million, up 16.5% from $44.3 million in 2000. Net charge-offs were $35.0 million in 2001, compared to $24.0 million in 2000. As a percentage of average net loans, the net charge-off ratio was .30% in 2001, compared to .24% in 2000.

         A summary by loan category of loans charged off, recoveries of loans previously charged off, and additions to the allowance through provision expense is presented in Table 10.

         An allocation of the allowance for loan losses has been made according to the respective amounts within the various loan categories. Although other relevant factors are considered, the allocation is primarily based on previous charge-off experience adjusted for risk characteristic changes among each category. Additional allowance amounts are allocated by evaluating the loss potential of individual loans that management has considered impaired. The allocation of the allowance for loan losses is based on historical data, subjective judgment, and estimates, and therefore is not necessarily indicative of the specific amounts or loan categories in which charge-offs may ultimately occur. Refer to Table 11 for a five year comparison of the allocation of the allowance for loan losses. The allowance for loan losses allocated to the commercial real-estate construction, commercial real estate-mortgage, and consumer loans-other portfolio has changed significantly when compared to the amounts allocated in 1999 and prior years. This change was due in large part to the growth in the construction and mortgage loan portfolio. Additionally, the new grading system and current credit quality indicators have also impacted the allocation in 2001 and 2000.

         The unallocated component of the allowance for loan losses decreased from .28% to .20% of total loans at December 31, 2000 and 2001, respectively. Management believes that this level of unallocated allowance is adequate to provide for probable losses that are inherent in the loan portfolio and that have not been fully provided through the allocated reserves. Factors considered in determining the adequacy of the unallocated reserve included the robust loan growth in our larger markets, the level of real estate loans most of which are collateralized by properties in the southeastern United States, as well as the aggregate credit risk profile in the loan portfolio. These factors are tempered by the increased allocation to the commercial portfolio provided by the new loan grading system as well as the seasoning of certain loan portfolios acquired through recent acquisitions.

         Certain economic and interest rate factors could have a material impact on the determination of the allowance for loan losses. The depth, duration, and dispersion of any economic recession all have an impact on the credit risk profile of the loan portfolio. Additionally, a rapidly rising interest rate environment which may cause rates to reach double digits could have a material impact on certain borrower's ability to pay.

TABLE 10 ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)

                                                                                            DECEMBER 31,
                                                                   -------------------------------------------------------------
                                                                     2001          2000         1999         1998          1997
                                                                   --------       -------      -------      -------       ------
Allowance for loan losses at beginning of year ...............     $147,867       127,558      114,109      105,705       97,455
Allowance for loan losses of acquired subsidiaries ...........        6,217            --        2,928        6,170           --
Loans charged off:
     Commercial:
         Commercial, financial, and agricultural .............       17,806        11,825        9,457        7,559        7,424
         Real estate - construction ..........................          307           482          538          249          412
         Real estate - mortgage ..............................        1,294         1,336        1,099        2,209        2,417
                                                                   --------       -------      -------      -------      -------
             Total commercial ................................       19,407        13,643       11,094       10,017       10,253
                                                                   --------       -------      -------      -------      -------
     Retail:
         Real estate-mortgage ................................        1,750         2,052        1,598        1,347        1,750
         Consumer loans - credit card ........................       11,579         9,961       11,592       13,939       14,308
         Consumer loans - other ..............................        9,069         6,504        6,159        5,838        6,001
                                                                   --------       -------      -------      -------      -------
             Total retail ....................................       22,398        18,517       19,349       21,124       22,059
                                                                   --------       -------      -------      -------      -------
             Total loans charged off .........................       41,805        32,160       30,443       31,141       32,312
                                                                   --------       -------      -------      -------      -------
Recoveries on loans previously charged off:
     Commercial:
         Commercial, financial, and agricultural .............        2,448         2,990        2,594        2,360        3,499
         Real estate-construction ............................           38           258           45          253           99
         Real estate-mortgage ................................          132           357          363          336        1,229
                                                                   --------       -------      -------      -------      -------
             Total commercial ................................        2,618         3,605        3,002        2,949        4,827
                                                                   --------       -------      -------      -------      -------
     Retail:
         Real estate-mortgage ................................          680           945          295          202          197
         Consumer loans-credit card ..........................        1,166           895        1,359        1,392          737
         Consumer loans-other ................................        2,353         2,683        2,301        1,950        2,316
                                                                   --------       -------      -------      -------      -------
             Total retail ....................................        4,199         4,523        3,955        3,544        3,250
                                                                   --------       -------      -------      -------      -------
             Total loans recovered ...........................        6,817         8,128        6,957        6,493        8,077
                                                                   --------       -------      -------      -------      -------
Net loans charged off ........................................       34,988        24,032       23,486       24,648       24,235
                                                                   --------       -------      -------      -------      -------
Provision expense ............................................       51,673        44,341       34,007       26,882       32,485
                                                                   --------       -------      -------      -------      -------
Allowance for loan losses at end of year .....................     $170,769       147,867      127,558      114,109      105,705
                                                                   ========       =======      =======      =======      =======
Allowance for loan losses to loans, net of unearned income ...         1.38%         1.38         1.41         1.50         1.57
                                                                   ========       =======      =======      =======      =======
Ratio of net loans charged off to average loans
  outstanding, net of unearned income ........................         0.30%         0.24         0.29         0.35         0.37
                                                                   ========       =======      =======      =======      =======

TABLE 11 ALLOCATION OF THE ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)

                                                                                DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                             2001                     2000                  1999
                                                     -------------------       -----------------      -----------------
                                                       AMOUNT       %(*)        AMOUNT      %(*)      AMOUNT      %(*)
                                                     ---------     -----       -------     -----      -------     -----
Commercial:
   Commercial, financial, and agricultural .....     $  70,166      32.2        58,034      34.8       54,011      33.2
   Real estate-construction ....................        23,368      21.4        13,410      22.4        3,380      19.7
   Real estate-mortgage ........................        25,754      25.3        18,488      21.7        9,324      21.9
                                                     ---------     -----       -------     -----      -------     -----
       Total commercial ........................       119,288      78.9        89,932      78.9       66,715      74.8
                                                     ---------     -----       -------     -----      -------     -----
Retail:
   Real estate-mortgage ........................         1,503      12.4         2,160      11.0        1,634      12.0
   Consumer loans-credit card ..................         9,803       1.9        11,320       2.2       11,877       2.6
   Consumer loans-other ........................        15,268       6.8        14,613       7.9       20,200      10.6
                                                     ---------     -----       -------     -----      -------     -----
       Total retail ............................        26,574      21.1        28,093      21.1       33,711      25.2
                                                     ---------     -----       -------     -----      -------     -----
   Unallocated .................................        24,907        --        29,842        --       27,132        --
                                                     ---------     -----       -------     -----      -------     -----
   Total allowance for loan losses .............     $ 170,769     100.0%      147,867     100.0      127,558     100.0
                                                     =========     =====       =======     =====      =======     =====


                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                           1998                   1997
                                                     -----------------      -----------------
                                                     AMOUNT      %(*)       AMOUNT      %(*)
                                                     -------     -----      -------     -----
Commercial:
   Commercial, financial, and agricultural .....      45,431      33.5       43,003      33.1
   Real estate-construction ....................       1,822      17.3        2,166      15.0
   Real estate-mortgage ........................       6,381      20.2        5,562      19.7
                                                     -------     -----      -------     -----
       Total commercial ........................      53,634      71.0       50,731      67.8
                                                     -------     -----      -------     -----
Retail:
   Real estate-mortgage ........................       1,582      13.9          632      15.4
   Consumer loans-credit card ..................      12,950       3.4       14,646       4.5
   Consumer loans-other ........................      18,555      11.7       17,498      12.3
                                                     -------     -----      -------     -----
       Total retail ............................      33,087      29.0       32,776      32.2
                                                     -------     -----      -------     -----
   Unallocated .................................      27,388        --       22,198        --
                                                     -------     -----      -------     -----
   Total allowance for loan losses .............     114,109     100.0      105,705     100.0
                                                     =======     =====      =======     =====

(*) Loan balance in each category expressed as a percentage of total loans.

         Our current assumptions are that an economic recovery will occur during the second half of 2002 and that the depth of the recession will have already peaked prior to the last half of 2002. Additionally, we are assuming that the dispersion of the recession will have primarily had its greatest impact on the industrial production, travel, and entertainment industries. With respect to the interest rate environment, Synovus currently anticipates that interest rates will be increasing slightly by the end of 2002.

         In the event of a dramatic downturn in this recession, in which there was a wide dispersion in all sectors of our economy, and/or a significant rapid rise in interest rates to double-digit levels creating higher borrowing costs and tightening corporate profits, Synovus' credit costs could increase significantly.

NONPERFORMING ASSETS AND PAST DUE LOANS

         Nonperforming assets consist of loans classified as nonaccrual or restructured, and real estate acquired through foreclosure. Accrual of interest on loans is discontinued when reasonable doubt exists as to the full collection of interest or principal, or when they become contractually in default for 90 days or more as to either interest or principal, unless they are both well-secured and in the process of collection. Nonaccrual loans consist of those loans on which recognition of interest income has been discontinued. Loans may be restructured as to rate, maturity, or other terms as determined on an individual credit basis. Demand and time loans, whether secured or unsecured, are generally placed on nonaccrual status when principal and/or interest is 90 days or more past due, or earlier if it is known or expected that the collection of all principal and/or interest is unlikely. Loans past due 90 days or more, which based on a determination of collectibility are accruing interest, are classified as past due loans. Nonaccrual loans are reduced by the direct application of interest and principal payments to loan principal, for accounting purposes only. Table 12 presents the amount of interest income that would have been recorded on non-performing loans if those loans had been current and performing in accordance with their original terms.

         Nonperforming assets increased $11.8 million to $67.4 million with the corresponding nonperforming asset ratio increasing to .54% as of December 31, 2001 compared to .52% as of year-end 2000. The increase in nonperforming assets is primarily related to one large commercial credit in the trucking and transportation industry and management does not see a systemic problem in a particular segment of the portfolio or any particular bank.

         As a percentage of total loans outstanding, loans 90 days past due and still accruing interest decreased from prior year levels to .22% at December 31, 2001, compared to .31% at year-end 2000. These loans are in the process of collection, and management believes that sufficient collateral value securing these loans exists to cover contractual interest and principal payments on the loans. Management further believes the resolution of these delinquencies will not cause a material increase in nonperforming assets.

         Management continuously monitors nonperforming, impaired, and past due loans, to prevent further deterioration regarding the condition of these loans. Management is not aware of any material loans classified for regulatory purposes as loss, doubtful, substandard, or special mention that have been excluded from nonperforming assets or impaired loans. Impaired loans at December 31, 2001 and 2000 are $62.4 million and $46.8 million, respectively. Management further believes nonperforming assets and impaired loans include all material loans in which doubts exist as to the collectibility of amounts due according to the contractual terms of the loan agreement.

TABLE 12 NONPERFORMING ASSETS AND PAST DUE LOANS
(Dollars in thousands)

                                                                                         DECEMBER 31,
                                                                  --------------------------------------------------------
                                                                   2001          2000        1999        1998        1997
                                                                  -------       ------      ------      ------      ------
Nonaccrual loans ............................................     $51,163       40,863      26,672      20,756      18,304
Restructured loans ..........................................         423          846       1,252         452         563
                                                                  -------       ------      ------      ------      ------
    Nonperforming loans .....................................      51,586       41,709      27,924      21,208      18,867
Loans 90 days past due and still accruing ...................      27,134       33,587      16,878      24,640      20,963
                                                                  -------       ------      ------      ------      ------
        Total ...............................................     $78,720       75,296      44,802      45,848      39,830
                                                                  =======       ======      ======      ======      ======
Nonperforming assets:
    Nonperforming loans(a) ..................................     $51,586       41,709      27,924      21,208      18,867
    Other real estate .......................................      15,867       13,898       6,718       9,536      10,545
                                                                  -------       ------      ------      ------      ------
        Total ...............................................     $67,453       55,607      34,642      30,744      29,412
                                                                  =======       ======      ======      ======      ======
Nonperforming assets to total loans and other real estate ...        0.54%        0.52        0.38        0.40        0.43
                                                                  =======       ======      ======      ======      ======
Allowance for loan losses to nonperforming loans ............      331.04%      354.52      456.80      538.05      560.26
                                                                  =======       ======      ======      ======      ======

         Interest income on nonperforming loans that would have been reported for the years ended December 31, 2001, 2000, and 1999 is summarized as follows:

                                                                                           -------------------------------
                                                                                            2001         2000        1999
                                                                                           -------       -----       -----
Interest at contractual rates(b) ....................................................      $ 6,550       3,586       3,177
Less interest recorded as income ....................................................        3,593       1,329         569
                                                                                           -------       -----       -----
   Reduction of interest income .....................................................      $ 2,957       2,257       2,608
                                                                                           =======       =====       =====

(a) Nonperforming assets exclude loans 90 days past due and still accruing interest.
(b) Interest income that would have been recorded if the loans had been current and performing in accordance with their original terms.

TABLE 13 AVERAGE DEPOSITS
(Dollars in thousands)

                                                                          DECEMBER 31,
                                             ----------------------------------------------------------------------
                                                2001          %(*)        2000         %(*)        1999        %(*)
                                             -----------     -----     ----------     -----     ---------     -----
Non-interest bearing demand deposits ...     $ 1,693,911      14.9      1,562,096      15.6     1,450,547      16.0
Interest bearing demand deposits .......       1,654,570      14.6      1,423,625      14.2     1,355,301      15.0
Money market accounts ..................       2,354,665      20.7      1,910,172      19.0     1,796,114      19.9
Savings deposits .......................         419,074       3.7        436,305       4.3       466,879       5.2
Time deposits under $100,000 ...........       2,608,502      23.0      2,492,611      24.9     2,436,688      27.0
Time deposits $100,000 and over ........       2,621,459      23.1      2,203,775      22.0     1,527,174      16.9
                                             -----------     -----     ----------     -----     ---------     -----
    Total average deposits .............     $11,352,181     100.0     10,028,584     100.0     9,032,703     100.0
                                             ===========     =====     ==========     =====     =========     =====

(*) Average deposits balance in each category expressed as percentage of total average deposits.

DEPOSITS

         Deposits provide the most significant funding source for interest earning assets. Table 13 shows the relative composition of average deposits for 2001, 2000, and 1999. Refer to Table 14 for the maturity distribution of time deposits of $100,000 or more. These larger deposits represented 22.1% and 22.9% of total deposits at December 31, 2001 and 2000, respectively. Large denomination time deposits are generally from customers within the local market areas of subsidiary banks, and, therefore, provide a greater degree of stability than is typically associated with this source of funds. Synovus also utilizes national market brokered deposits as a funding source while continuing to maintain and grow its local market large denomination time deposit base. Time deposits over $100,000 at December 31, 2001, 2000, and 1999 were $2.7 billion, $2.6 billion, and $1.8 billion, respectively. Interest expense for the years ended December 31, 2001, 2000, and 1999, on these large denomination deposits was $144.9 million, $138.1 million, and $82.7 million, respectively.

         In 2001, Synovus continued to focus on growing in-market core deposits, particularly money market, NOW, and non-interest bearing demand deposits, with the objective of reducing the overall cost of funds. During 2001, average deposits increased $1.32 billion or 13.2%, to $11.3 billion from $10.0 billion in 2000. Average interest bearing deposits for 2001, which include interest bearing demand deposits, money market accounts, savings deposits, and time deposits, increased $1.19 billion or 14.1% from 2000. Average non-interest bearing demand deposits increased $131.8 million or 8.4% during 2001. Average interest bearing deposits increased $884.3 million or 11.7% from 1999 to 2000, while average non-interest bearing demand deposits increased $111.5 million, or 7.7%. See Table 3 for further information on average deposits, including the average rates paid in 2001, 2000, and 1999.

TABLE 14 MATURITY DISTRIBUTION OF TIME DEPOSITS
         OF $100,000 OR MORE
(In thousands)

                                         DECEMBER 31, 2001
                                         -----------------
3 months or less ...................        $  932,185
Over 3 months through 6 months .....           540,863
Over 6 months through 12 months ....           680,989
Over 12 months .....................           531,564
                                            ----------
    Total outstanding ..............        $2,685,601
                                            ==========

INTEREST RATE RISK MANAGEMENT

         Managing interest rate risk is a primary goal of the asset/liability management function. Synovus attempts to achieve consistent growth in net interest income while limiting volatility arising from changes in interest rates. Synovus seeks to accomplish this goal by balancing the maturity and repricing characteristics assets and liabilities along with the selective use of derivative instruments.

         Simulation modeling is the primary tool used by Synovus to measure its interest rate sensitivity. On at least a quarterly basis, the following twenty-four month time period is simulated to determine a baseline net interest income forecast and the sensitivity of this forecast to changes in interest rates. These simulations include all of the company's earning assets, liabilities and derivative instruments. Forecasted balance sheet changes, primarily reflecting loan and deposit growth forecasts, are included in the periods modeled. The magnitude and velocity of rate changes among the various asset and liability groups exhibit different characteristics for each possible interest rate scenario. Simulation modeling enables Synovus to capture the effect of these differences. Simulation also enables Synovus to capture the effect of expected prepayment level changes on selected assets and liabilities subject to prepayment.

         Synovus maintains policies designed to limit the maximum acceptable negative impact on net interest income over twelve and twenty-four month time horizons from a gradual change in short-term interest rates of up and down 200 basis points. These policies specify the maximum allowable negative change in net interest income in the rising and declining rate scenarios from the stable rate scenarios. The current policy limits this change to 5% of projected net interest income for the twelve-month time horizon and 7% for the twenty-four month time horizon.

         Due to actions taken by the Federal Reserve Board in 2001, short-term interest rates ended the year at their lowest level in several decades. For the year, the targeted federal funds rate declined 475 basis points to 1.75%. Synovus believes that further declines in this rate are unlikely; however, Synovus has modeled its exposure to a further gradual 100 basis point decline in this rate to .75%. In this scenario, net interest income for 2002 would decrease by approximately .8% as compared to an unchanged interest rate environment. In a gradually rising interest rate environment, Synovus would expect 2002 net interest income to increase as compared to an unchanged interest rate environment. These increases would be approximately 2.6% for a gradual 100 basis point increase and 5.2% for a gradual 200 basis point increase. The actual change in net interest income would also depend on the specific changes in asset and liability volumes and mix experienced over these time horizons. Market conditions and their resulting impact on loan and deposit pricing are also a primary determinant of the realized net interest income.

         Synovus also utilizes simulation modeling to evaluate the longer-term interest rate risk position of the company. Synovus measures this position by simulating the market value of equity in changing rate environments. The model estimates the impact of an immediate 200 basis point rate shock on the present value of the future cash flows of all assets, liabilities, and derivative instruments. Synovus maintains a policy guideline limiting the maximum allowable change in the market value of equity in both rising and declining rate shocks. This policy limits the maximum allowable change to an amount equal to 15% of shareholders' equity. Synovus was within this guideline at year-end.

         Another tool utilized by management is cumulative gap analysis, which seeks to measure the repricing differentials, or gap, between rate sensitive assets and liabilities over various time periods. Table 15 reflects the gap positions of the consolidated balance sheets at December 31, 2001 and 2000, at various repricing intervals. The projected deposit repricing volumes reflect adjustments based on management's assumptions of the expected rate sensitivity relative to the prime rate for core deposits without contractual maturity (i.e., interest bearing checking, savings, and money market accounts). Management believes that these adjustments allow for a more accurate profile of the interest rate risk position. The projected investment securities repricing reflects expected prepayments on mortgage-backed securities and expected cash flows on securities subject to accelerated redemption options. These assumptions are made based on the interest rate environment as of each balance sheet date, and are subject to change as the general level of interest rates changes. Management would anticipate a lengthening of average investment maturities in a rising rate environment and a more moderate shortening in a declining rate environment. While these potential changes are not depicted in the static gap analysis, simulation modeling allows for the proper analysis of these and other relevant potential changes. This gap analysis indicates a cumulative three-month gap of positive 6.7% and a cumulative one-year gap of minus .5% as of December 31, 2001. These gap measurements would indicate an asset sensitive positioning in the short term with a more balanced position over longer time periods. Management believes that adjusted gap analysis is a useful tool for measuring interest rate risk only when used in conjunction with its simulation model.

TABLE 15 INTEREST RATE SENSITIVITY
(Dollars in millions)

                                                                                         DECEMBER 31, 2001
                                                                      --------------------------------------------------------
                                                                        0-3              4-12             1-5          OVER 5
                                                                       MONTHS           MONTHS           YEARS          YEARS
                                                                      --------         --------         -------        -------
Investment securities(*) ......................................       $  222.0            398.4         1,054.8          370.9
Loans, net of unearned income .................................        6,403.9          1,535.7         3,800.6          677.7
Mortgage loans held for sale ..................................          397.9               --              --             --
Other .........................................................           27.6               --              --             --
                                                                      --------         --------         -------        -------
    Interest sensitive assets .................................        7,051.4          1,934.1         4,855.4        1,048.6
                                                                      --------         --------         -------        -------
Deposits ......................................................        3,962.3          3,116.9         2,701.0          381.4
Other borrowings ..............................................        1,821.8              5.2           482.8           89.1
                                                                      --------         --------         -------        -------
    Interest sensitive liabilities ............................        5,784.1          3,122.1         3,183.8          470.5
                                                                      --------         --------         -------        -------
    Interest rate swaps .......................................         (265.0)           105.0           145.0           15.0
                                                                      --------         --------         -------        -------
        Interest sensitivity gap ..............................       $1,002.3         (1,083.0)        1,816.6          593.1
                                                                      ========         ========         =======        =======
        Cumulative interest sensitivity gap ...................       $1,002.3            (80.7)        1,735.9        2,329.0
                                                                      ========         ========         =======        =======
        Cumulative interest sensitivity gap as a percentage
          of total interest sensitive assets ..................            6.7%            (0.5)           11.7           15.6
                                                                      ========         ========         =======        =======

                                                                                         DECEMBER 31, 2001
                                                                      --------------------------------------------------------
                                                                        0-3              4-12             1-5          OVER 5
                                                                       MONTHS           MONTHS           YEARS          YEARS
                                                                      --------         --------         -------        -------
Investment securities(*) ......................................       $  131.3            199.0           960.6          775.8
Loans, net of unearned income .................................        5,054.1          1,581.8         3,552.5          563.5
Mortgage loans held for sale ..................................          108.2               --              --             --
Other .........................................................          378.0               --              --            1.8
                                                                      --------         --------         -------        -------
    Interest sensitive assets .................................        5,671.6          1,780.8         4,513.1        1,341.1
                                                                      --------         --------         -------        -------
Deposits ......................................................        3,072.5          3,373.0         2,448.0          541.4
Other borrowings ..............................................        1,527.9              1.7           301.9           49.3
                                                                      --------         --------         -------        -------
    Interest sensitive liabilities ............................        4,600.4          3,374.7         2,749.9          590.7
                                                                      --------         --------         -------        -------
    Interest rate swaps .......................................         (500.0)           135.0           365.0             --
                                                                      --------         --------         -------        -------
        Interest sensitivity gap ..............................       $  571.2         (1,458.9)        2,128.2          750.4
                                                                      ========         ========         =======        =======
        Cumulative interest sensitivity gap ...................       $  571.2           (887.7)        1,240.5        1,990.9
                                                                      ========         ========         =======        =======
        Cumulative interest sensitivity gap as a percentage
          of total interest sensitive assets ..................            4.3%            (6.7)            9.3           14.6
                                                                      ========         ========         =======        =======

(*) Excludes the effect of SFAS No. 115, "Accounting for Certain Investments in
    Debt and Equity Securities", consisting of net unrealized gains of $42.4 million and $9.9 million at December 31, 2001 and 2000, respectively.

         The calculation of weighted average yields for investment securities in Table 16 is based on the amortized cost and effective yields of each security. The yield on state and municipal securities is computed on a taxable-equivalent basis using the statutory federal income tax rate of 35%. Maturity information is presented based upon contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.


TABLE 16 MATURITIES OF INVESTMENT SECURITIES AND AVERAGE YIELDS


                                                       DECEMBER 31, 2001
                                                -------------------------------
(Dollars in thousands)                               INVESTMENT SECURITIES
                                                      AVAILABLE FOR SALE
                                                -------------------------------
                                                ESTIMATED               AVERAGE
                                                FAIR VALUE               YIELD
                                                ----------              -------

U.S. Treasury and
  U.S. Government agencies:
    Within 1 year ..................            $  108,416               5.90%
    1 to 5 years ...................               633,978               5.68
    5 to 10 years ..................               289,383               6.38
    More than 10 years .............                19,424               6.63
                                                ----------               ----
        Total ......................             1,051,201               5.91
                                                ----------               ----
State and municipal:
    Within 1 year ..................                12,286               7.03
    1 to 5 years ...................                67,793               6.86
    5 to 10 years ..................                98,819               7.27
    More than 10 years .............                63,748               7.66
                                                ----------               ----
        Total ......................               242,646               7.24
                                                ----------               ----
Other investments:
    Within 1 year ..................                 3,300               5.84
    1 to 5 years ...................                11,873               6.69
    5 to 10 years ..................                   157               4.22
    More than 10 years .............                43,705               5.75
                                                ----------               ----
        Total ......................                59,035               5.93
                                                ----------               ----
Mortgage-backed securities .........               735,405               6.26
                                                ----------               ----
Total investment securities:
    Within 1 year ..................               124,002               6.01
    1 to 5 years ...................               713,644               5.80
    5 to 10 years ..................               388,359               6.60
    More than 10 years .............               126,877               6.84
    Mortgage backed securities .....               735,405               6.26
                                                ----------               ----
        Total ......................            $2,088,287               6.19%
                                                ==========               ====

DERIVATIVES INSTRUMENTS FOR INTEREST RATE RISK MANAGEMENT

         As part of its overall interest rate risk management activities, Synovus utilizes certain derivative instruments to modify the repricing characteristics of assets and liabilities. The primary instruments utilized by Synovus are interest rate swaps where Synovus receives a fixed rate of interest and pays a floating rate tied to either the prime rate or LIBOR. These swaps are utilized to effectively convert on-balance sheet floating rate loans to fixed rate assets and to convert fixed-rate liabilities to floating rate liabilities.

         Interest rate contracts utilized by Synovus represent end-user activities designed as hedges, all of which are linked to specific assets or liabilities as part of overall interest rate risk management practices. Management believes that the utilization of these instruments provides greater financial flexibility and is a very efficient tool for managing interest rate risk.

         The notional amount of interest rate swap and floor contracts utilized by Synovus as of December 31, 2001 and 2000, was $265 million and $520 million, respectively. The notional amounts represent the amount on which calculations of interest payments to be exchanged are based. Although Synovus is not exposed to credit risk equal to the notional amounts, there is exposure to potential credit risks equal to the fair or replacement values of the swaps if the counterparty fails to perform. This credit risk is normally a very small percentage of the notional amount and fluctuates as interest rates change. Synovus minimizes this risk by subjecting the transaction to the same approval process as on-balance sheet credit activities, by dealing with only highly-rated counterparties, and by obtaining collateral agreements for exposure above certain predetermined limits.

         A summary of interest rate contracts and their terms at December 31, 2001 and 2000 is shown in Table 17. In accordance with the provisions of SFAS No. 133, the fair value (net unrealized gain) of these contracts was recorded on the consolidated balance sheet beginning January 1, 2001. Prior to the adoption of SFAS No. 133 (2000 and prior years), the fair value of these instruments was considered off-balance sheet and not recorded on the financial statements.

         During 2001, there were six maturities and six terminations. There were five maturities and eight terminations in 2000. Interest rate contracts contributed additional net interest income of $6.4 million and a five basis point increase in the net interest margin for 2001. For 2000, interest rate contracts contributed to a decrease in net interest income of $2.3 million and a two basis point decrease in the net interest margin.

TABLE 17 INTEREST RATE CONTRACTS


                                                                                        WEIGHTED                            NET
(Dollars in thousands)                             WEIGHTED     WEIGHTED     WEIGHTED    AVERAGE                         UNREALIZED
                                      NOTIONAL     AVERAGE      AVERAGE      AVERAGE    MATURITY  UNREALIZED  UNREALIZED    GAINS
                                       AMOUNT    RECEIVE RATE  PAY RATE(*)  FLOOR RATE  IN MONTHS   GAINS       LOSSES    (LOSSES)
                                      --------   ------------  -----------  ----------  --------- ----------  ---------- ----------

DECEMBER 31, 2001
RECEIVE FIXED SWAPS:
FAIR VALUE HEDGES (LIBOR) ..........  $100,000      6.55%        2.08%         n/a         32       $ 2,600     (514)      2,086
CASH FLOW HEDGES (PRIME) ...........   165,000      8.66%        4.75%         n/a         17         7,173       --       7,173
                                      --------                                                      -------     ----       -----
TOTAL ..............................  $265,000      7.87%        3.74%                     23         9,773     (514)      9,259
                                      --------                                                      -------     ----       -----
DECEMBER 31, 2000
Receive fixed swaps - LIBOR ........  $180,000      6.92%        6.55%         n/a         20       $ 2,521     (132)      2,389
Receive fixed swaps - Prime ........   320,000      8.76%        9.50%         n/a         26         1,645     (393)      1,252
                                      --------                                                      -------     ----       -----
        Total receive fixed swaps ..   500,000      8.10%        8.44%                     24         4,166     (525)      3,641
                                      --------                                                      -------     ----       -----
Purchased interest rate floors .....    20,000       n/a          n/a         8.00%         2            --       (6)         (6)
                                      --------                                                      -------     ----       -----
Total ..............................  $520,000                                             23       $ 4,166     (531)      3,635
                                      ========                                                      =======     ====       =====

(*) Variable pay rate based upon contract rates in effect at December 31, 2001 and 2000.

MARKET RISK

         Market risk reflects the risk of economic loss resulting from adverse changes in market prices and interest rates. This risk of loss can be reflected in either diminished current market values or reduced potential net interest income in future periods.

         Market risk arises primarily from interest rate risk inherent in Synovus' lending and deposit taking activities. The structure of the loan and deposit portfolios is such that a decline in the prime rate and other market rates may negatively impact net market values and interest income. Management seeks to manage this risk through the utilization of various tools, primarily investment securities and derivative instruments. The composition and size of the investment portfolio is managed so as to reduce the interest rate risk in the deposit and loan portfolios while at the same time maximizing the yield generated from the portfolio. Derivative instruments are also utilized to reduce the risk in the deposit and loan portfolios. One of the primary instruments utilized by Synovus is the receive fixed interest rate swap which allows the company to effectively hedge the market risk created by on-balance sheet floating rate loans and fixed rate deposits. These swaps allow Synovus to reduce the exposure to declining interest rates inherent in its combined deposit and loan portfolios.

         Table 18 presents in tabular form the contractual balances and the estimated fair value of on-balance sheet financial instruments and the notional amount and estimated fair value of derivative instruments at their expected maturity dates as of December 31, 2001, with comparative summary balances at December 31, 2000. Investment securities' cash flows are reflected at their contractual maturity date, except for mortgage-backed securities' cash flows which are reflected in the period in which they are expected to prepay taking into consideration historical prepayment experience and current interest rate levels. For core deposits without contractual maturity (i.e., interest bearing checking, savings, and money market accounts), the table presents principal cash flows based on management's judgment concerning their most likely runoff or repricing behaviors. Table 18 presents notional amounts and weighted-average interest rates by contractual maturity date for derivative instruments. Notional amounts represent the amount on which calculations of interest payments to be exchanged are based. Weighted average variable rates are based on market rates at the most recent reset date for each respective swap tied to LIBOR and the December 31, 2001 prime rate for each respective swap tied to prime. There have been no substantial changes in the market risk profile from the preceding year and the assumptions are consistent with prior year assumptions.

TABLE 18   MARKET RISK INFORMATION


(Dollars in thousands)

PRINCIPAL/NOTIONAL
  AMOUNT MATURING IN:                              2002               2003            2004            2005           2006
                                                ----------         ---------        ---------        -------        -------

RATE-SENSITIVE ASSETS:
Fixed interest rate loans ..................    $2,232,212         1,111,597        1,278,355        640,266        770,393
Average interest rate ......................          7.79%             8.35%            7.97%          8.16%          7.72%
Variable interest rate loans ...............    $4,985,293           136,436          117,313        146,482        186,603
Average interest rate ......................          5.15%             6.12%            6.28%          6.73%          6.49%
Fixed interest rate securities .............    $  381,371           276,229          302,854        260,727        214,425
Average interest rate ......................          6.18%             6.05%            6.10%          5.77%          5.91%
Variable interest rate securities ..........    $   13,760             7,483            4,374          2,730          1,814
Average interest rate ......................          6.25%             6.23%            6.22%          6.22%          6.23%
Equity securities ..........................    $       --                --               --             --             --
Average interest ...........................            --                --               --             --             --
Other interest bearing assets ..............    $  425,497                --               --             --             --
Average interest rate ......................          6.35%               --               --             --             --
RATE-SENSITIVE LIABILITIES:
Savings and interest bearing checking ......    $2,922,286           445,380          445,380        402,783        402,782
Average interest rate ......................          1.58%             1.18%            1.18%          1.12%          1.12%
Fixed interest rate time deposits ..........    $4,071,766           686,582          154,315        110,010         53,767
Average interest rate ......................          4.15%             4.20%            4.92%          6.39%          4.83%
Variable interest rate time deposits .......    $   58,301            26,644              126             --             --
Average interest rate ......................          3.20%             3.14%            3.35%            --             --
Fixed interest rate borrowings .............    $    5,160           116,000           28,755        260,000         78,000
Average interest rate ......................          4.77%             5.41%            5.11%          6.95%          4.15%
Variable interest rate borrowings ..........    $1,398,790           313,000          105,000          5,000             --
Average interest rate ......................          1.68%             4.35%            5.66%          5.68%            --
RATE-SENSITIVE DERIVATIVE INSTRUMENTS:
Pay variable interest rate swaps - LIBOR ...    $   50,000            20,000               --             --         15,000
Average pay rate ...........................          2.23%             2.11%              --             --           1.79%
Average receive rate .......................          7.19%             7.30%              --             --           4.00%
Pay variable interest rate swaps - Prime ...    $   55,000            65,000           45,000             --             --
Average pay rate ...........................          4.75%             4.75%            4.75%            --             --
Average receive rate .......................          8.40%             8.79%            8.78%            --             --
Purchased interest rate floors - Prime .....    $       --                --               --             --             --
Average strike rate ........................            --                --               --             --             --


(Dollars in thousands)
                                                                                   FAIR                        FAIR
PRINCIPAL/NOTIONAL                                               TOTAL            VALUE          TOTAL        VALUE
  AMOUNT MATURING IN:                          THEREAFTER         2001             2001          2000          2000
                                               ----------       ---------        ---------     ---------    ---------

Rate-sensitive assets:
Fixed interest rate loans ..................     677,702        6,710,525        6,868,183     6,448,988    6,437,516
Average interest rate ......................        7.61%            7.93%                          8.76%
Variable interest rate loans ...............     135,265        5,707,392        5,707,392     4,302,899    4,302,468
Average interest rate ......................        5.52%            5.29%                          9.94%
Fixed interest rate securities .............     510,542        1,946,148        1,987,425     1,953,346    1,967,853
Average interest rate ......................        6.78%            6.22%                          6.48%
Variable interest rate securities ..........      15,877           46,038           46,829        68,930       69,003
Average interest rate ......................        5.54%            6.00%                          6.67%
Equity securities ..........................      53,746           53,746           54,033        44,490       45,416
Average interest ...........................          --               --                             --
Other interest bearing assets ..............          --          425,497          425,497       487,805      487,805
Average interest rate ......................          --             6.35%                          6.68%
Rate-sensitive liabilities:
Savings and interest bearing checking ......     359,838        4,978,449        4,978,449     4,302,835    4,302,405
Average interest rate ......................        0.91%            1.39%                          3.85%
Fixed interest rate time deposits ..........      21,626        5,098,066        5,161,101     5,058,307    5,056,283
Average interest rate ......................        5.18%            4.24%                          6.33%
Variable interest rate time deposits .......          89           85,160           85,174        73,751       73,745
Average interest rate ......................        3.39%            3.18%                          6.03%
Fixed interest rate borrowings .............      89,060          576,975          598,970       356,285      346,986
Average interest rate ......................        5.36%            5.91%                          6.75%
Variable interest rate borrowings ..........          --        1,821,790        1,831,395     1,524,474    1,519,245
Average interest rate ......................          --             2.38%                          6.50%
Rate-sensitive derivative instruments:
Pay variable interest rate swaps - LIBOR ...      15,000          100,000            2,086       180,000        2,389
Average pay rate ...........................        1.80%            2.08%                          6.55%
Average receive rate .......................        6.00%            6.55%                          6.92%
Pay variable interest rate swaps - Prime ...          --          165,000            7,173       320,000        1,252
Average pay rate ...........................          --             4.75%                          9.50%
Average receive rate .......................          --             8.66%                          8.76%
Purchased interest rate floors - Prime .....          --               --               --        20,000           --
Average strike rate ........................          --               --                           8.00%

LIQUIDITY

         Liquidity represents the availability of funding to meet the needs of depositors, borrowers, and creditors at a reasonable cost, on a timely basis, and without adverse consequences. Synovus' strong capital position, solid core deposit base, and excellent credit ratings are the cornerstones of its liquidity management activities.

         The Synovus Asset/Liability Management Committee actively analyzes and manages the liquidity position in coordination with similar committees at subsidiary banks. These subsidiaries maintain liquidity in the form of cash on deposit, securities available for sale, and cash derived from prepayments and maturities of both their investment and loan portfolios. Liquidity is also enhanced by the acquisition of new deposits and the well established core deposits of 253 banking offices in four states. The subsidiary banks monitor deposit flow and evaluate alternate pricing structures to retain and grow deposits. Liquidity is also enhanced by the subsidiary banks' strong reputation in the national deposit markets. This reputation allows subsidiary banks to issue longer-term certificates of deposit to enhance their liquidity and funding positions.

         Certain Synovus subsidiary banks maintain correspondent banking relationships with various national and regional financial organizations. These relationships provide access to short-term borrowings through federal funds lines, which allows Synovus to meet immediate liquidity needs if required. These lines total approximately $2.9 billion and are extended at the ongoing discretion of the correspondent financial institutions. Synovus' strong credit rating is a primary determinant in the continued availability of these lines. Should Synovus' credit rating decline to a level below investment grade, these lines' availability would be significantly diminished. For this reason, Synovus maintains additional sources of liquidity including a collateralized borrowing account with the Federal Reserve Bank.

         Synovus serves diverse markets. Some of these are rapidly growing areas where loan demand outpaces the generation of deposits. However, through loan participations and federal funds sold among subsidiary banks, these loans can be effectively funded by subsidiaries having lower local loan demand. Additionally, lending is focused within the local markets served by Synovus, enabling the development of comprehensive banking relationships.

         Selected Synovus subsidiary banks maintain an additional liquidity source through their membership in the Federal Home Loan Bank. At year-end 2001, these banks had access to additional funding of approximately $1.2 billion, subject to available collateral and Federal Home Loan Bank credit policies, through utilization of Federal Home Loan Bank advances.

         Additionally, the Parent Company requires cash for various operating needs including dividends to shareholders, business combinations, capital infusions into subsidiaries, the servicing of debt, and the payment of general corporate expenses. The primary source of liquidity for the Parent Company is dividends from the subsidiary banks. As a short-term liquidity source, the Parent Company has access to a $25 million line of credit with an unaffiliated banking organization. The Parent Company enjoys an excellent reputation and credit standing in the market place and has the ability to raise substantial amounts of funds in the form of either short or long-term borrowings. The Parent Company utilized this capability in December 2000 by issuing $200 million of five year maturity senior debt. This debt bears a coupon interest rate of 7.25% and is rated "A" by Standard & Poors Corp. and "A2" by Moody's Investor Service. For a complete description of these borrowings and other borrowings by Synovus subsidiaries, see Note 7 to the consolidated financial statements.

         The consolidated statements of cash flows detail cash flows from operating, investing, and financing activities. Net cash provided by operating activities was $178 million for the year ended December 31, 2001, while financing activities provided $964 million. Investing activities used $1.1 billion of this amount, resulting in a net increase in cash and cash equivalents of $90.1 million.

         Management is not aware of any trends, events, or uncertainties that will have, or that are reasonably likely to have a material impact on liquidity, capital resources, or operations. Further, management is not aware of any current recommendations by regulatory agencies which, if they were to be implemented, would have such effect.

         Table 19 sets forth certain information about contractual cash obligations at December 31, 2001.

TABLE 19 CONTRACTUAL CASH OBLIGATIONS


                                                                   PAYMENTS DUE AFTER DECEMBER 31, 2001
(In thousands)                                --------------------------------------------------------------------------------
                                              1 YEAR OR LESS      1 - 3 YEARS     4 - 5 YEARS    AFTER 5 YEARS         TOTAL
                                              --------------      -----------     -----------    -------------       ---------

Long term debt                                   $ 57,860           562,755        343,000          89,060           1,052,675
Capital lease obligations                             135               133            --               --                 268
Operating leases                                  106,699           130,566         51,772          21,200             310,237
                                              --------------      -----------     -----------    -------------       ---------
Total contractual cash obligations               $164,694           693,454        394,772         110,260           1,363,180
                                              ==============      ===========     ===========    =============       =========

         In 1997, TSYS entered into an operating lease agreement with a special purpose entity (SPE) for its corporate campus. The business purpose of the SPE was to provide a means of financing TSYS' corporate campus. The assets and liabilities of the SPE consist solely of the cost of the building and the loans from a consortium of banks. Both the cost of the building and the outstanding principal balance of the debt resident within the financial statements of the SPE approximate $93.5 million. The lease, which is guaranteed by Synovus, provides for substantial residual value guarantees. The amount of the residual value guarantees relative to the assets under this lease is approximately $81.4 million.

         Due to the nature of the lease, no asset or obligation is recorded on Synovus' consolidated balance sheet. The terms of this lease financing arrangement require, among other things, that TSYS maintain certain minimum financial ratios and provide certain information to the lessor. TSYS is also subject to interest rate risk associated with this lease. The payments under the operating lease arrangement, which can be locked in for six month intervals, are tied to the floating London Interbank Offered Rate (LIBOR). In the event that LIBOR rates increase, operating expenses could increase proportionately.

         The campus lease expires in November 2002. TSYS has the option to either renew the lease subject to prevailing market rates or purchase the property at its original cost. TSYS is currently evaluating which option to pursue. As a result, TSYS and/or Synovus will have a future cash obligation, with respect to the corporate campus, beyond the lease expiration of November 2002.

         CAPITAL RESOURCES

         Synovus has always placed great emphasis on maintaining a strong capital base and continues to exceed regulatory capital requirements. Management is committed to maintaining a capital level sufficient to assure shareholders, customers, and regulators that Synovus is financially sound, and to enable Synovus to sustain an appropriate degree of leverage to provide a desirable level of profitability. Synovus has the ability to generate internal capital growth sufficient to support the asset growth it has experienced. Total shareholders' equity of $1.69 billion represented 10.17% of total assets at December 31, 2001.

TABLE 20 CAPITAL RATIOS


                                                                   DECEMBER 31,
(Dollars in thousands)                                --------------------------------------
                                                          2001                     2000
                                                      ------------              ------------

Tier I capital:
   Shareholders' equity ..................            $  1,694,946              $  1,417,171
   Net unrealized gain on investment
     securities available for sale .......                 (26,047)                   (7,239)
   Net unrealized gain on
     cash flow hedges ....................                  (6,081)                       --
   Disallowed intangibles ................                 (30,703)                  (35,246)
   Minority interest .....................                  98,638                    80,890
                                                      ------------              ------------
      Total Tier I capital ...............               1,730,753                 1,455,576
                                                      ------------              ------------

Tier II capital:
   Eligible portion of the allowance
     for loan losses .....................                 170,769                   147,867
   Subordinated and other
     qualifying debt .....................                      --                     1,240
   Eligible portion of unrealized gain
     on equity securities ................                   3,138                       682
                                                      ------------              ------------
      Total Tier II capital ..............                 173,907                   149,789
                                                      ------------              ------------

Total risk-based capital .................            $  1,904,660                 1,605,365
                                                      ============                 =========

Total risk-adjusted assets ...............            $ 14,711,486                12,620,358
                                                      ============                ==========

Tier I capital ratio .....................                   11.76%                    11.54
Total risk-based capital ratio ...........                   12.95                     12.73
Leverage ratio ...........................                   10.86                     10.24
Regulatory minimums
  (for well-capitalized status):
   Tier I capital ratio ..................                    6.00%
   Total risk-based capital ratio ........                   10.00
   Leverage ratio ........................                    5.00

         The regulatory banking agencies use a risk-adjusted calculation to aid them in their determination of capital adequacy by weighting assets based on the credit risk associated with on- and off-balance sheet assets. The majority of these risk-weighted assets for Synovus are on-balance sheet assets in the form of loans. A small portion of risk-weighted assets are considered off-balance sheet assets and primarily consist of letters of credit and loan commitments that Synovus enters into in the normal course of business. Capital is categorized into two types: Tier I and Tier II. As a financial holding company, Synovus and its subsidiary banks are required to maintain capital levels required for a well-capitalized institution, as defined in the regulations. The regulatory agencies define a well-capitalized bank as one that has a leverage ratio of at least 5%, a Tier I capital ratio of at least 6%, and a total risk-based capital ratio of at least 10%. At December 31, 2001, Synovus and all subsidiary banks were in excess of the minimum capital requirements with a consolidated Tier I capital ratio of 11.76% and a total risk-based capital ratio of 12.95%, compared to Tier I and total risk-based capital ratios of 11.54% and 12.73%, respectively, in 2000 as shown in Table 20.

         In addition to the risk-based capital standards, a minimum leverage ratio of 4% is required for the highest-rated financial holding companies that are not undertaking significant expansion programs. An additional 1% to 2% may be required for other companies, depending upon their regulatory ratings and expansion plans. The leverage ratio is defined as Tier I capital divided by quarterly average assets, net of certain intangibles. As of December 31, 2001, Synovus had a leverage ratio of 10.86% compared to 10.24% at December 31, 2000. Both ratios significantly exceed regulatory requirements.

         Capital levels also exceed all requirements under the Federal Reserve Board's guidelines. The Federal Reserve Board requires a minimum primary capital ratio of 5.50% and a total capital ratio of 6.00% for financial holding companies and banks. At December 31, 2001, primary and total capital ratios as defined by the Federal Reserve Board were 11.35% and 11.35%, respectively, compared to 10.68% and 10.69%, respectively, at year-end 2000.

         The 80.8% ownership of TSYS is an important aspect of the market price of Synovus common stock and should be considered in a comparison of the relative market price of Synovus common stock to other financial services companies. As of December 31, 2001, there were approximately 66,060 shareholders of record of Synovus common stock, some of which are holders in nominee name for the benefit of a number of different shareholders. Table 21 displays high and low stock price quotations of Synovus common stock which are based on actual transactions.

TABLE 21 MARKET AND STOCK PRICE INFORMATION


                                                        HIGH              LOW
                                                       ------            -----

2001
   QUARTER ENDED DECEMBER 31, 2001 ........            $28.00            23.00
   QUARTER ENDED SEPTEMBER 30, 2001 .......             34.45            24.63
   QUARTER ENDED JUNE 30, 2001 ............             31.77            26.00
   QUARTER ENDED MARCH 31, 2001 ...........             28.31            24.04

2000
   Quarter ended December 31, 2000 ........            $27.19            19.31
   Quarter ended September 30, 2000 .......             21.44            17.94
   Quarter ended June 30, 2000 ............             20.94            17.56
   Quarter ended March 31, 2000 ...........             19.19            14.50

DIVIDENDS

         It is Synovus' objective to pay out at least one-third of earnings to shareholders in cash dividends. The dividend payout ratio was 47.67%, 47.56%, and 43.70% in 2001, 2000, and 1999, respectively. The total dollar amount of dividends declared increased 18.9% in 2001 to $148.5 million, from $124.9 million in

2000. Cash dividends have been paid on the common stock of Synovus (including its predecessor companies) in every year since 1891. It is the present intention of the Synovus Board of Directors to continue to pay cash dividends on its common stock in accordance with the previously mentioned objective. Table 22 presents the declared and paid dates for recent dividends, as well as per share dividend amounts.

TABLE 22   DIVIDENDS


                                                      PER SHARE
   DATE DECLARED                  DATE PAID            AMOUNT
---------------------          ---------------        --------

2001
   DECEMBER 10, 2001           JANUARY 2, 2002         $0.1275
   AUGUST 21, 2001             OCTOBER 1, 2001          0.1275
   MAY 15, 2001                JULY 2, 2001             0.1275
   FEBRUARY 20, 2001           APRIL 2, 2001            0.1275
2000
   December 11, 2000           January 2, 2001         $0.1100
   September 11, 2000          October 2, 2000          0.1100
   May 15, 2000                July 1, 2000             0.1100
   March 20, 2000              April 1, 2000            0.1100

COMMITMENTS AND CONTINGENCIES

         Synovus believes it has sufficient capital, liquidity, and future cash flows from operations to meet operating needs over the next year. Table 19, Table 23, Note 7, and Note 10 to the consolidated financial statements provide additional information on short-term and long-term borrowings.

         In the normal course of its business, TSYS maintains processing contracts with its clients. These processing contracts contain commitments, including, but not limited to, minimum standards and time frames against which its performance is measured. In the event TSYS does not meet its contractual commitments with its clients, TSYS may incur penalties and/or certain customers may have the right to terminate their contracts with TSYS. TSYS does not believe that it will fail to meet its contractual commitments to an extent that will result in a material adverse effect on its financial condition or results of operations.

         Synovus and its subsidiaries are subject to various legal proceedings and claims which arise in the ordinary course of its business. Any litigation is vigorously defended and, in the opinion of management, based on consultation with external legal counsel, any outcome of such litigation would not materially affect the consolidated financial position or results of operations.

         Currently, multiple lawsuits seeking class action treatment are pending against one of the Alabama banking subsidiaries that involve: (1) payment of service fees or interest rebates to automobile dealers in connection with the assignment of automobile credit sales contracts to that subsidiary; (2) the forced placement of insurance to protect that subsidiary's interest in collateral for which consumer credit customers have failed to obtain or maintain insurance; and (3) the receipt of commissions by that subsidiary in connection with the sale of credit life insurance to its consumer credit customers and the charging of an interest surcharge and a processing fee in connection with consumer loans made by that subsidiary. These lawsuits seek unspecified damages, including punitive damages. Synovus intends to vigorously contest these lawsuits and all other litigation to which Synovus and its subsidiaries are parties. Based upon information presently available, and in light of legal, equitable, and factual defenses available to Synovus and its subsidiaries, contingent liabilities arising from the threatened and pending litigation are not considered material. It should be noted, however, that large punitive damage awards, bearing little relation to the actual damages sustained by plaintiffs, have been awarded in Alabama.

SHORT-TERM BORROWINGS

         The following table sets forth certain information regarding federal funds purchased and securities sold under repurchase agreements, the principal components of short-term borrowings.

TABLE 23 SHORT-TERM BORROWINGS


(Dollars in thousands)
                                               2001                  2000                  1999
                                            ----------             ---------              -------

Balance at December 31, ........            $1,345,822             1,039,900            1,261,391
Weighted average interest
  rate at December 31, .........                  1.67%                 6.67                 5.49
Maximum month end
  balance during the year ......            $1,551,534             1,446,393            1,261,391
Average amount outstanding
  during the year ..............            $1,153,878             1,248,983              786,954
Weighted average interest
  rate during the year .........                  3.70%                 6.28                 5.01

INCOME TAX EXPENSE

         As reported in the consolidated statements of income, income tax expense increased to $178.4 million in 2001, up from $149.2 million in 2000, and $124.0 million in 1999. The effective income tax rate was 36.4%, 36.2%, and 35.5% in 2001, 2000, and 1999, respectively. See Note 15 of the consolidated financial statements for a detailed analysis of income taxes.

INFLATION

         Inflation has an important impact on the growth of total assets in the banking industry and may create a need to increase equity capital at higher than normal rates in order to maintain an appropriate equity to assets ratio. Synovus has been able to maintain a high level of equity through retention of an appropriate percentage of its net income. Synovus deals with the effects of inflation by managing its interest rate sensitivity gap position through its asset/liability management program and by periodically adjusting its pricing of services and banking products to take into consideration current costs.

PARENT COMPANY

         The Parent Company's assets, primarily its investment in subsidiaries, are funded, for the most part, by shareholders' equity. It also utilizes short-term and long-term debt. The Parent Company is responsible for providing the necessary funds to strengthen the capital of its subsidiaries, acquire new businesses, fund internal growth, pay corporate operating expenses, and pay dividends to its shareholders. These operations are funded by dividends and fees received from subsidiaries, and borrowings from outside sources.

         In connection with dividend payments to the Parent Company from its subsidiary banks, certain rules and regulations of the various state and federal banking regulatory agencies limit the amount of dividends which may be paid. Approximately $162.6 million in dividends could be paid in 2002 to the Parent Company from its subsidiary banks without prior regulatory approval. Synovus anticipates receiving regulatory approval to allow certain subsidiaries to pay dividends in excess of their respective regulatory limits.

RECENTLY ISSUED ACCOUNTING STANDARDS

         Synovus adopted SFAS No. 133 and SFAS No. 138 on January 1, 2001. In accordance with the transition provisions of SFAS No. 133, Synovus recorded a net-of-tax cumulative-effect gain of $.8 million in accumulated other comprehensive income to recognize at fair value all derivative instruments that are designated as cash flow hedges. As of December 31, 2001, the net-of-tax fair value of these derivative instruments and the unamortized balance of deferred gains for terminated derivative instruments carried as a component of accumulated other comprehensive income was $6.1 million. Synovus expects to reclassify from accumulated other comprehensive income approximately $4.1 million as net-of-tax earnings during the next twelve months, as the related payments from interest rate swaps and amortization of deferred gains are recorded. During 2001, Synovus terminated certain cash flow hedges which resulted in a net pre-tax gain of $3.3 million. Such gain is included as a component of accumulated other comprehensive income and is being amortized over the shorter of the remaining contract life or the maturity of the designated asset as an adjustment to interest income. The remaining unamortized deferred gain balance at December 31, 2001 was $2.8 million. Upon adoption of SFAS No. 133, gains and losses on derivative instruments that were previously deferred as adjustments to the carrying amounts of hedged items were not adjusted.

         In connection with the adoption of SFAS No. 133, on January 1, 2001, Synovus reclassified its investment securities held to maturity portfolio to the available for sale category.

         In July 2001, the FASB issued Statement No. 141 (SFAS No. 141), "Business Combinations" and Statement No. 142 (SFAS No. 142), "Goodwill and Other Intangible Assets". SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. SFAS No. 141 also specifies criteria that intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values and reviewed for impairment in accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of".

         Synovus adopted the provisions of SFAS No. 141 effective July 1, 2001, and adopted the provisions of SFAS No. 142 effective January 1, 2002.

         SFAS No. 141 requires upon the adoption of SFAS No. 142 that Synovus evaluate its existing intangible assets and goodwill that were acquired in prior purchase business combinations, and make any necessary reclassifications to conform with the new criteria in SFAS No. 141 for recognition apart from goodwill. Upon adoption of SFAS No. 142, Synovus will be required to reassess the useful lives and residual values of all intangible assets acquired, and make any necessary amortization period adjustments by the end of the first interim period after adoption. In addition, to the extent an intangible asset is identified as having an indefinite useful life, Synovus will be required to test the intangible asset for impairment in accordance with the provisions of SFAS No. 142 within the first interim period. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle in the first interim period.

         In connection with SFAS No. 142's transitional goodwill impairment evaluation, the Statement will require Synovus to perform an assessment of whether there is an indication that goodwill (and equity-method goodwill) is impaired as of the date of adoption. To accomplish this, Synovus must identify its reporting units and determine the carrying value of each reporting unit by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of the date of adoption. Synovus has until June 30, 2002 to determine the fair value of each reporting unit and compare it to the reporting unit's carrying amount. To the extent a reporting unit's carrying amount exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired and Synovus must perform the second step of the transitional impairment test. In the second step, Synovus must compare the implied fair value of the reporting unit's goodwill, determined by allocating the reporting unit's fair value to all of its assets (recognized and unrecognized) and liabilities in a manner similar to a purchase price allocation in accordance with SFAS No. 141, to its carrying amount, both of which would be measured as of the date of adoption. This second step is required to be completed as soon as possible, but no later than the end of the year of adoption. Any transitional impairment loss will be recognized as the cumulative effect of a change in accounting principle in the statement of income.

         At December 31, 2001, Synovus has unamortized goodwill in the amount of $27.0 million, which will be subject to the transition provisions of SFAS No. 141 and SFAS No. 142. Amortization expense related to goodwill was $3.0 million and $2.6 million for the years ended December 31, 2001 and December 31, 2000, respectively. Because of the extensive effort needed to comply with adopting SFAS No. 141 and SFAS No. 142, it is not practicable to reasonably estimate the impact of adopting these Statements on the financial statements at the date of this report, including whether Synovus will be required to recognize any transitional impairment losses as the cumulative effect of a change in accounting principle.

         In August 2001, the FASB issued Statement No. 143 (SFAS No. 143), "Accounting for Asset Retirement Obligations." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 applies to all entities. SFAS No. 143 applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or the normal operation of a long-lived asset, except for certain lease obligations.

         SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. Management does not anticipate the adoption of SFAS No. 143 to have a material effect on its financial condition or results of operations.

         In October 2001, the FASB issued Statement No. 144 (SFAS No. 144), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes FASB Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business (as previously defined in that Opinion). This Statement also amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements," to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary.

         SFAS No. 144 improves financial reporting by requiring that one accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and by broadening the presentation of discontinued operations to include more disposal transactions.

         SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years. The provisions are to be applied prospectively. Management does not anticipate the adoption of SFAS No. 144 to have a material effect on its financial condition or results of operations.

         In November 2001, the FASB released Staff Announcement Topic D-103, "Income Statement Characterization of Reimbursements Received for 'Out-of-Pocket' Expenses Incurred." The FASB Staff Announcement clarified interpretations of EITF 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent", stating that the Staff believes that reimbursements received for out-of-pocket expenses should be characterized as revenue.

         The reimbursements and corresponding out-of-pocket expenses that meet the criteria for gross reporting, as outlined in the Staff Announcement, are incurred primarily at TSYS. Historically, TSYS has recorded such reimbursements as a reduction of expense, with the largest reimbursed expenses being postage and express courier charges.

         The Staff Announcement is effective for financial reporting periods beginning after December 15, 2001. Upon application of this Staff Announcement, comparative financial statements for prior periods will be reclassified to provide consistent presentation.

         Synovus does not expect the new Staff Announcement to have any impact on its financial position or net income. However, TSYS' operating and net income margins will be reduced as a result of the gross-up of revenues and expenses for reimbursable expenses.

EARNINGS OUTLOOK

         Notwithstanding the evolving economic conditions, Synovus is cautiously optimistic that the southeastern economy will support its earnings per share growth targets. Considering these factors, Synovus presently expects to grow earnings per share in 2002 and 2003 by 15-18% annually. In estimating expected growth in earnings per share, Synovus assumed, among other things, that:

         - Banking services' net income will increase between 12-14% annually, with net interest margins remaining stable. Annual loan growth will be in the 10-11% range, and credit quality will remain solid.

         - Financial Management Services and insurance revenues will increase between 25-30% annually.

         - TSYS will increase net income by 20% in 2002 and by at least 20-25% in 2003.

         - Increases in Financial Services' expenses will not exceed 4% annually over the next two years.

FORWARD-LOOKING STATEMENTS

         Certain statements contained in this Annual Report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). These forward-looking statements include, among others, statements regarding management's belief concerning the adequacy of the allowance for loan losses; TSYS' belief with respect to its ability to meet its contractual commitments; management's belief with respect to the economic and interest rate environments and their impact on Synovus; management's belief with respect to the resolution of certain loan delinquencies and the inclusion of all material loans in which doubt exists as to collectibility in nonperforming assets and impaired loans; the expected impact on Synovus of recent accounting pronouncements; Synovus' expected growth in earnings per share for 2002 and 2003 and the assumptions underlying such statements, including, with respect to Synovus' expected increases in banking services' net income and loan growth; expected annual increases in Financial Management Services' revenues; expected annual increases in net income of TSYS; and expected annual increases in Financial Services' expenses. In addition, certain statements in future filings by Synovus with the Securities and Exchange Commission, in press releases, and in oral and written statements made by or with the approval of Synovus which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure, efficiency ratios and other financial terms; (ii) statements of plans and objectives of Synovus or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "targeted," and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

         Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in the Annual Report. Many of these factors are beyond Synovus' ability to control or predict. These factors include, but are not limited to: (i) Synovus' inability to increase its revenues derived from Financial Management Services and insurance; (ii) TSYS' inability to achieve its net income goals for the years 2002 through 2003; (iii) Synovus' inability to achieve its net income goals for banking services; (iv) Synovus' inability to control Financial Services' expenses; (v) the strength of the U.S. economy in general and the strength of the local economies in which operations are conducted; (vi) the effects of and changes in trade, monetary and fiscal policies, and laws, including interest rate policies of the Federal Reserve Board; (vii) inflation, interest rate, market and monetary fluctuations; (viii) the timely development of and acceptance of new products and services and perceived overall value of these products and services by users; (ix) changes in consumer spending, borrowing, and saving habits; (x) technological changes are more difficult or expensive than anticipated; (xi) acquisitions; (xii) the ability to increase market share and control expenses; (xiii) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which Synovus and its subsidiaries must comply; (xiv) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, the Financial Accounting Standards Board, or other authoritative bodies; (xv) changes in Synovus' organization, compensation, and benefit plans; (xvi) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
(xvii) a deterioration in credit quality or a reduced demand for credit; (xviii) Synovus' inability to successfully manage any impact from slowing economic conditions or consumer spending; (xix) the occurrence of catastrophic events that could impact Synovus or TSYS or its major customers' operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (xx) successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection; and (xxi) the success of Synovus at managing the risks involved in the foregoing.

         Such forward-looking statements speak only as of the date on which such statements are made, and Synovus undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made to reflect the occurrence of unanticipated events.

SUMMARY OF QUARTERLY FINANCIAL DATA

Presented below is a summary of the unaudited consolidated quarterly financial data for the years ended December 31, 2001 and 2000.


(In thousands, except per share data)
                                                FOURTH             THIRD           SECOND           FIRST
                                                QUARTER           QUARTER          QUARTER          QUARTER
                                                --------          -------          -------          -------

2001
    INTEREST INCOME ..................          $269,488          280,753          288,034          292,613
                                                ========          =======          =======          =======
    NET INTEREST INCOME ..............           170,772          158,718          153,888          146,413
                                                ========          =======          =======          =======
    PROVISION FOR LOSSES ON LOANS ....            16,717           10,799           13,170           10,987
                                                ========          =======          =======          =======
    INCOME BEFORE INCOME TAXES .......           133,694          123,848          119,386          113,065
                                                ========          =======          =======          =======
    NET INCOME .......................            85,211           78,905           75,615           71,885
                                                ========          =======          =======          =======
    NET INCOME PER SHARE, BASIC ......               .29              .27              .26              .25
                                                ========          =======          =======          =======
    NET INCOME PER SHARE, DILUTED ....               .29              .27              .26              .25
                                                ========          =======          =======          =======

2000
    Interest income ..................          $294,972          283,564          269,000          250,269
                                                ========          =======          =======          =======
    Net interest income ..............           143,542          140,241          141,580          136,969
                                                ========          =======          =======          =======
    Provision for losses on loans ....            11,096            9,622           12,712           10,911
                                                ========          =======          =======          =======
    Income before income taxes .......           117,102          101,467           97,329           95,837
                                                ========          =======          =======          =======
    Net income .......................            74,682           64,731           61,752           61,392
                                                ========          =======          =======          =======
    Net income per share, basic ......               .26              .23              .22              .22
                                                ========          =======          =======          =======
    Net income per share, diluted ....               .26              .23              .22              .22
                                                ========          =======          =======          =======

                                   APPENDIX A

                             SYNOVUS FINANCIAL CORP.
                Post Office Box 120, Columbus, Georgia 31902-0120

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD April 24, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

By signing on the reverse side, I hereby appoint Thomas J. Prescott and Liliana McDaniel as Proxies, each with full power of substitution, and hereby authorize them to represent and to vote as designated below all the shares of common stock of Synovus Financial Corp. held on record by me or with respect to which I am entitled to vote on February 15, 2002 at the Annual Meeting of Shareholders to be held on April 24, 2002 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH ANY INSTRUCTION INDICATED HEREIN. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED HEREIN.

The Board of Directors is not aware of any matters likely to be presented for action at the Annual Meeting of Shareholders other than the matters listed herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in this Proxy or their substitutes will vote upon such other matters in accordance with their best judgement. This Proxy is revocable at any time prior to its use.

By signing on the reverse side, I acknowledge receipt of NOTICE of said ANNUAL MEETING and said PROXY STATEMENT and hereby revoke all Proxies heretofore given by me for said ANNUAL MEETING.

IN ADDITION TO VOTING AND SIGNING THE PROXY, YOU MUST ALSO COMPLETE AND SIGN THE CERTIFICATION TO BE ENTITLED TO TEN VOTES PER SHARE.


                IF YOU DO NOT VOTE BY PHONE OR OVER THE INTERNET,
       PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both must sign. When signing in a fiduciary or representative capacity, give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

[X] PLEASE MARK VOTES AS
    IN THIS EXAMPLE


             PROXY                           CERTIFICATE OF BENEFICIAL OWNER

THE BOARD OF DIRECTORS RECOMMENDS A     INSTRUCTIONS:Please provide the required
VOTE FOR THE PROPOSALS LISTED BELOW.    information. THIS CERTIFICATE MUST BE
                                        SIGNED TO BE VALID. If you do not com-
1. Proposal to elect as directors       plete and sign this Certificate of Bene-
   to serve until the Annual            ficial Owner, your shares covered by the
   Meeting of Shareholders in 2005.     Proxy to the left will be voted on the
                                        basis of one vote per share.
   (01) Daniel P. Amos                                                   Yes  No
   (02) Richard W. Anthony              A. Are you the beneficial owner, [ ] [ ]
   (03) Joe E. Beverly                     in all capacities, of more than
   (04) Walter M. Deriso, Jr.              1,139,063 shares of Synovus Common
   (05) Elizabeth R. James                 Stock?
   (06) Mason H. Lampton
   (07) Elizabeth C. Ogie                  If you answered "No" to Question A,
   (08) Melvin T. Stith                    do not answer B or C. Your shares
                                           represented by the Proxy to the left
                 With-  For all            are entitled to ten votes per share.
            For  hold   Except
            [ ]    [ ]    [ ]                                            Yes  No
                                        B. If your answer to question A  [ ] [ ]
INSTRUCTION: To withhold authority to      was "Yes", have you acquired
vote for any individual nominee, mark      more than 1,139,063 shares of
the "For All Except" box and strike a      Synovus Common Stock since
line through that nominee's name in the    February 15, 1998 (including
list above. Your shares will be voted      shares received as a stock dividend)?
for the remaining nominee(s).              If you answered  "No" to Question B,
                                           do not answer Question C. Your shares
2. Proposal to Approve the                 represented by the Proxy to the left
   Synovus Financial Corp. 2002            are entitled to ten votes per share.
   Long-Term Incentive Plan.
                                        C. If you answered "Yes" to Question B,
                                           please describe the date and nature
             For  Against Abstain          of your acquisition of all shares of
             [ ]   [ ]    [ ]              Synovus Common Stock you have
                                           acquired since February 15, 1998
CONTROL NUMBER:                            (including shares acquired as a
RECORD DATE SHARES:                        result of a stock dividend). Your re-
                                           sponse to Question C will determine
                                           which of the shares represented by
                                           the Proxy will be entitled to ten
                                           votes per share.
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

                                       To the best of my knowledge and belief,
                                       the information provided herein is true
                                       and correct. I understand that the Board
                                       of Directors of Synovus Financial Corp.
                                       may require me to provide additional
                                       information or evidence to document my
                                       beneficial ownership of these shares and
                                       I agree to provide such evidence if so
                                       requested.
Please be sure to sign and                                     [Date           ]
date this Proxy. [Date          ]



 Shareholder                            Shareholder
 sign here         Co-owner sign here   sign here           Co-owner sign here


                            SYNOVUS FINANCIAL CORP.

DETATCH CARD                                                       DETATCH CARD

VOTE BY TELEPHONE                        VOTE BY INTERNET
It's fast, convenient, and immediate!    It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone     is immediately confirmed and posted.

Follow these four easy steps:            Follow these four easy steps:

1. Read the accompanying Proxy           1. Read the accompanying Proxy
   Statement and Proxy Card.                Statement and Proxy Card.

2. Call the toll-free number             2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).         http://www.eproxyvote.com/snv
   There is NO CHARGE for this call.
                                         3. Enter your Control Number located
                                            on your Proxy Card.


3. Enter your Control Number located     4. Follow the instructions provided.
   on your Proxy Card.

4. Follow the recorded instructions.

Your vote is important!                   Your vote is important!
Call 1-877-PRX-VOTE anytime!              Go to
                                          http://www.eproxyvote.com/snv anytime!


   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                   APPENDIX B


                             SYNOVUS FINANCIAL CORP.
                          2002 LONG-TERM INCENTIVE PLAN


SECTION 1.  General Purpose of Plan
-----------------------------------

The name of this plan is the Synovus Financial Corp. 2002 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to enable Synovus Financial Corp. (the "Corporation") and its Subsidiaries to attract, retain, motivate, and reward employees and non-employee directors who make a significant contribution to the Corporation's long-term success, and to enable such employees and non-employee directors to acquire and maintain an equity interest in Synovus Financial Corp.


SECTION 2.  Definitions
-----------------------

For purposes of the Plan, the following terms shall be defined as set forth below:

      a. "Award" means any award of Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards, whether in cash or stock or a combination thereof, authorized by the Committee under this Plan.

      b. "Board" means the Board of Directors of the Corporation or the Executive Committee of the Board of Directors of the Corporation.

      c. "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, any of which acts cause the Corporation or any Subsidiary liability or loss, as determined by the Board.

      d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

      e. "Committee" means the Compensation Committee, or any other committee of the Board appointed for the purpose of administering the Plan, which committee shall consist exclusively of two or more Disinterested Persons, at least two of whom are directors of both the Corporation and of TSYS. In the context of Awards made to employees of TSYS, the term "Committee" shall mean only those members of the Committee who are directors of both the Corporation and of TSYS.

      f.    "Commission" means the Securities and Exchange Commission.

      g.    "Corporation" means Synovus Financial Corp.

      h. "Disability" means total and permanent physical or mental disability or incapacity of an employee to fulfill at any time or from time to time his normal duties as an employee, as certified in writing by two competent physicians, one of which shall be selected by the Committee and the other of which shall be selected by the employee or his duly appointed guardian or legal or personal representative. In addition, for purposes of determining Disability as it applies to any Incentive Stock Option, the term "Disability" shall be interpreted consistently with Code Sections 421-424.

      i. "Disinterested Person" is a person who meets both (i) the definition of "disinterested person" as set forth in Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor

                                       1

            definition adopted by the Commission, and (ii) the definition of "outside director" as set forth in Code Section 162(m), as amended from time to time.

      j. "Early Retirement" means retirement from active employment with the Corporation or any Subsidiary pursuant to the early retirement provisions of the applicable Corporation or Subsidiary pension plan.

      k. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

      l. "Fair Market Value" means, as of any given date, the closing price of the Stock on such date (or if no transactions were reported on such date on the next preceding date on which transactions were so reported) in the principal market in which such Stock is traded on such date as reported in The Wall Street Journal (or any other publication designated by the Committee) except that, with respect to grants of Restricted Stock, "Fair Market Value" for Restricted Stock on the date of grant shall be determined as of the time and date of the Restricted Stock grant by the Compensation Committee.

      m. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
            Section 422 of the Code.

      n. "Non-Employee Director" means a member of the Board who is not an employee of the Corporation or its Subsidiaries.

      o. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      p. "Normal Retirement" means retirement from active employment with the Corporation or any Subsidiary on or after the normal retirement date specified in the applicable Corporation or Subsidiary pension plan.

      q. "Participant" means any employee of the Corporation and its Subsidiaries or Non-Employee Director designated by the Committee to receive an Award under the Plan.

      r. "Performance Award" means an award of shares of Stock or cash to a Participant pursuant to Section 9 contingent upon achieving certain performance goals.

      s.    "Plan" means this Synovus Financial Corp. 2002 Long-Term Incentive
            Plan.

      t. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

      u. "Retirement" means Normal or Early Retirement under the applicable Corporation or Subsidiary pension plan.

      v. "Stock" means the common stock of the Corporation or any successor corporation.

      w. "Stock Appreciation Right" means a right granted under Section 7, which entitles the holder to receive a cash payment or an award of Stock or, if applicable, as a credit against the purchase price of a related Stock Option, in an amount equal to the difference between
            (i) the Fair Market Value of the Stock covered by such right at the date the right is granted and (ii) the Fair Market Value

                                       2

            of the Stock covered by such right at the date the right is exercised, unless otherwise determined by the Committee pursuant to
            Section 7, multiplied by the number of shares covered by the right.

      x. "Stock Option" means any option to purchase shares of Stock granted to Participants pursuant to Section 6.

      y. "Subsidiary" means any corporation (other than Synovus Financial Corp.) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      z. "TSYS" means Total System Services, Inc., a Subsidiary of the Corporation of which approximately 19% of the stock is publicly held.


SECTION 3.  Administration
--------------------------

The Plan shall be administered by the Committee, at least two of whom are directors of both the Corporation and of TSYS, which Committee shall at all times consist of not less than two Disinterested Persons. Whenever under this Plan, any act or decision is to be made with respect to Awards made to employees of TSYS, including without limitation the selection of TSYS employees for the grant of Awards and the establishment, administration and certification of attainment of relevant performance goals, if any, such act or decision shall be made by, and the term "Committee" in that context shall mean, only those members of the Committee who are directors of both the Corporation and of TSYS.

The Committee shall have the power and authority to grant to eligible Participants, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; or (iv) Performance Awards.

In particular, the Committee shall have the authority:

      (i) to select the employees of the Corporation and its Subsidiaries and Non-Employee Directors to whom Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing from time to time will be granted hereunder;

      (ii) to grant Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards, or a combination of the foregoing, hereunder;

      (iii) to determine the number of shares of Stock to be covered by each such Award granted hereunder;

      (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder including, but not limited to, any restriction on any Award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

      (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at

                                       3

                 the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and all Plan Participants.


SECTION 4.  Stock Subject to Plan
---------------------------------

The total number of shares of Stock reserved and available for distribution under the Plan shall be 14,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been subject to option cease to be subject to option without having been exercised, or if any shares subject to any Restricted Stock, Stock Appreciation Rights, or Performance Awards granted hereunder are forfeited or such Awards are otherwise terminated without having been exercised, such shares shall again be available for distribution in connection with future Awards under the Plan in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under
Section 16 of the Exchange Act. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Stock subject to such Award shall not be available for regrant under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Stock Appreciation Rights, Restricted Stock or Performance Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, in order to preserve each Participant's rights substantially proportionate to the Participant's rights existing prior to such event, provided that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Rights associated with any Stock Option the price of which is adjusted.

Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant in any calendar year shall be 2,000,000.


SECTION 5.  Eligibility
-----------------------

Any employee of the Corporation or any of its Subsidiaries or any Non-Employee Director is eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those

                                       4

eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each Award or grant.


SECTION 6.  Stock Options
-------------------------

Stock Options may be granted either alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option Awards need not be the same with respect to each optionee.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options (subject to the provisions of Section 15 of the Plan) and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Option Price Adjustment Rights or Stock Appreciation Rights); provided, however, that Non-Employee Directors shall be eligible to receive only Non-Qualified Stock Options, and shall not be eligible to receive Incentive Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. The option price per share of Stock may be equal to or more or less than the Fair Market Value of the Stock on the date of grant, except that the option price for any Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option (determined without regard to any Stock Appreciation Rights). If the option is an Incentive Stock Option and if the employee to whom the Incentive Stock Option is granted owns directly or indirectly more than 10% of the total combined voting power of all classes of Stock immediately before the grant of the option, then the option price per share of Stock must be at least 110% of the Fair Market Value of the Stock on the date of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted. If the option is an Incentive Stock Option and if the employee to whom the Incentive Stock Option is granted owns directly or indirectly more than 10% of the total combined voting power of all classes of Stock immediately before the grant of the option, then the term of the option may not exceed five years.

     (c) Exercisability. Subject to paragraph (j) of this Section 6 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that except as provided in paragraphs (f) and (g) of Section 6, unless a longer vesting period is otherwise determined by the

                                       5

          Committee at grant, no Stock Option shall be exercisable for a period of six months after the date of the grant of the option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

     (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the exercise period described in Section 6(c) by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. If approved and as determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). Payment of the exercise price of a Stock Option and any withholding tax due at exercise also may be made through any program or procedure (including but not limited to a broker-dealer cashless exercise program) if approved by the Committee. No shares of Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

     (e)  Transferability of Options.

          (1) Incentive Stock Options. No Incentive Stock Option shall be transferable by the optionee, otherwise than by will or by the laws of descent and distribution, or be subject to attachment, execution or similar process. All Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (2) Non-Qualified Stock Options. Non-Qualified Stock Options shall likewise be non-transferable by the optionee, otherwise than by will or by the laws of descent and distribution, and not subject to attachment, execution or similar process; provided, however, that the Committee may by resolution or after grant designate existing or future Non-Qualified Stock Options as "transferable," meaning that the optionee may sign an agreement which transfers all or a portion of such Non-Qualified Stock Option (either exercisable or non-exercisable) to (A) a member of the optionee's Immediate Family, (B) any trust or trusts in which members of the optionee's Immediate Family have more than a fifty percent (50%) beneficial interest, (C) any entity in which optionee and/or members of the optionee's Immediate Family own more than fifty percent (50%) of the voting interests, or (D) any foundation in which optionee and/or optionee's Immediate Family members control the management of the foundation's assets, subject to such terms and conditions as the Committee may establish. The form of agreement pursuant to which such options are transferred must be approved by the Committee and executed by the optionee, transferee and the Company. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, except that the term "optionee" shall be deemed to refer to the transferee subject to any terms and conditions established by the Committee. Subsequent transfers of such transferred options shall be prohibited, except by will or the laws of descent and distribution. For purposes of this Subsection, "Immediate Family" means the optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law,

                                       6

               son-in-law, daughter-in-law, brother-in-law, sister-in-law, nephew or niece of the optionee (including by adoption), and any person sharing the optionee's household (other than a tenant or employee).

     (f) Termination by Death (other than by suicide). Unless otherwise determined by the Committee at or after grant, if: (i) any optionee who is an employee terminates employment with the Corporation or any Subsidiary by reason of death (other than by suicide), or (ii) any optionee who is a Non-Employee Director terminates service on the Board by reason of death (other than by suicide), then any Stock Option held by such optionee may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee until the expiration of the stated term of such Stock Option.

     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at or after grant, if: (i) any optionee who is an employee terminates employment with the Corporation or any Subsidiary by reason of Disability, or (ii) any optionee who is a Non-Employee Director terminates service on the Board by reason of Disability, then any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), until the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
          Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at or after grant, if: (i) any optionee who is an employee terminates employment with the Corporation or any Subsidiary by reason of Normal or Early Retirement, or (ii) any optionee who is a Non-Employee Director retires from the Board pursuant to the provisions of the Corporation's By-laws, then any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after the expiration of the stated term of such Stock Option; and, provided that if the optionee dies within such period any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death (or on such accelerated basis as the Committee shall determine at or after grant), for the remainder of the stated term of the Stock Option. In the event of termination of employment of an optionee who is an employee by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of
          Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if: (i) an optionee who is an employee terminates employment with the Corporation or any Subsidiary for Cause or for death by reason of suicide or for any reason other than Disability or Normal or Early Retirement or death other than by suicide, or (ii) any optionee who is a Non-Employee Director terminates service with the Board for any reason other than death (excluding suicide), Disability or retirement pursuant to the provisions of the Corporation's By-laws, then any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option held by an employee optionee may be exercised to the extent such Stock Option could have been exercised on the date of cessation of employment for the lesser of three months from the date of termination or the balance of such Stock Option's term if the optionee's employment with the Corporation or any Subsidiary is involuntarily terminated by the optionee's employer without Cause.

                                       7

     (j) Limit on Value of Incentive Stock Options First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of
          Section 422 of the Code are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Subsidiary) shall not exceed $100,000.


SECTION 7.  Stock Appreciation Rights
-------------------------------------

     (a) Grant and Exercise When Granted in Conjunction With Stock Options. Stock Appreciation Rights may be granted alone or in conjunction with all or part of any Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option, except as otherwise provided below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

          A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

          A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (c) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (c) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Grant and Exercise When Granted Alone. Stock Appreciation Rights may be granted at the discretion of the Committee in a manner not related to an award of a Stock Option. The Committee shall have the discretion to determine the terms and conditions of any Stock Appreciation Rights not related to a Stock Option Award. A Stock Appreciation Right granted under this Section 7(b) is not exercisable for a period of six months from the date of grant, unless a longer period is otherwise determined by the Committee. The Stock Appreciation Right, granted under Section 7(b), shall be exercisable in accordance with Section 7(c) over a period not to exceed ten years. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Common Stock, as determined by the Committee, without any action by the holder if, on that date, the Fair Market Value of the Stock exceeds the exercise price of the Stock Appreciation Right.

     (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                                       8

          (i) Stock Appreciation Rights granted pursuant to Section 7(a) shall be exercisable only at such time or times and to the extent that the Stock Options to which the Stock Appreciation Rights relate shall be exercisable in accordance with the provisions of Section 6 and this Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death other than by suicide or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(b), the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Fair Market Value of one share of Stock at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii)No Stock Appreciation Right shall be transferable by the holder, other than by will or the laws of descent and distribution, or be subject to attachment, execution or similar process. All Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

          (iv) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 of the Plan on the number of shares of Stock to be issued under the Plan.

          (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 7(a), may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (vi) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" (as defined in Section 12 below). Furthermore, the Committee may provide, at the time of grant of any Stock Appreciation Right, that such Stock Appreciation Right can be exercised only upon the attainment of specified performance goals or other such criteria as the Committee may determine in its sole discretion.

          (vii)In the discretion of the Committee, if the Plan is approved by the shareholders of the Corporation in accordance with Section 15 of the Plan, a Stock Appreciation Right may provide that any exercise by a Participant of all or a portion of a Stock Appreciation Right for cash, may only be made during the period beginning on the

                                      9

               third business day following the date of the Corporation's release of its quarterly or annual summary statements of earnings to the public and ending on the twelfth business day following such date; provided, however, that the foregoing shall not apply to any exercise by a Participant of a Stock Appreciation Right for cash where the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the Participant.


SECTION 8.  Restricted Stock
----------------------------

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the employees of the Corporation and its Subsidiaries and Non-Employee Directors to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such Awards may be subject to forfeiture, the nature of the restrictions, including any performance requirements, the circumstances under which restrictions will lapse and all other conditions of the Awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an Award of shares of Restricted Stock shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then applicable terms and conditions.

          (i) Awards of Restricted Stock must be accepted within a period of thirty days (or such shorter period as the Committee may specify) after the Award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

          (ii) Each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock to be held in escrow as described below.

               Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Synovus Financial Corp. 2002 Long-Term Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Synovus Financial Corp. Copies of such Plan and Agreement are on file in the offices of Synovus Financial Corp., One Arsenal Place, 901 Front Avenue, Suite 301, Columbus, Georgia, 31901."

          (iii)The Committee shall require that the stock certificate evidencing such shares be held in escrow by Synovus Trust Company ("STC"), or any other escrow agent designated by the Committee until the restrictions thereon shall have lapsed, and that, as a

                                       10

               condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. In the event the Participant has obtained a loan to purchase the Restricted Stock or to pay any taxes due with respect to the Restricted Stock, STC or other escrow agent shall have the right to require that the shares continue to be held in escrow until such loan is repaid.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and Restricted Stock Award Agreements, during the period of six months after the Award or such longer period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion. Notwithstanding the foregoing, the minimum Restriction Period for the lapse of all restrictions on Restricted Stock shall be three (3) years.

          (ii) Except as provided in paragraph (c)(i) of this Section 8, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to receive any dividends, unless the Committee shall declare otherwise at the time of the Award.

               Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in Stock of the Corporation or Stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock and the repayment of any loans obtained to purchase the Restricted Stock or to pay any taxes due with respect to the Restricted Stock.

          (iii)Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction (together with any price paid for such shares by the Participant) shall be forfeited by the Participant, unless otherwise determined by the Committee.

          (iv) The Committee may, in its sole discretion, waive in whole or in part any or all restrictions with respect to any Participant's shares of Restricted Stock, such as in the event of the Participant's Retirement, Disability or Death or in the other extraordinary, nonrecurring situations.

SECTION 9.  Performance Awards
------------------------------

     (a) Administration. Shares of Stock and/or a payment in cash may be distributed under the Plan to an employee upon the attainment of performance objectives, as a Performance Award. The

                                       11

          Committee shall determine the employees of the Corporation and its Subsidiaries and Non-Employee Directors to whom Performance Awards are granted, the terms and conditions of the performance objectives, the term of the performance period (the minimum performance period term shall be one year), and the value and form of the payment of the Performance Award.

     (b) Performance Objectives. The Committee, in its sole discretion may establish, under this Section 9, performance objectives either in terms of Corporation-wide objectives or in terms of objectives that are related to the specific performance of an employee or a bank, a group, division, department, or Subsidiary within the Corporation in which a Participant who is an employee is employed. A minimum level of performance, at the discretion of the Committee, may be established.

          If, at the end of the performance period, the specified objectives have been attained, the Participant is deemed to have fully earned the Performance Award. If such performance objectives are only partially attained, the Participant may be deemed by the Committee to have partly earned the Performance Award and would become eligible to receive a portion of the total Award, as determined by the Committee. If a required minimum level of achievement has not been met, as determined by the Committee, the Participant is entitled to no portion of the Performance Award. If, at the end of the performance period, performance exceeds the target, the Participant, at the Committee's discretion, may receive a multiple of the Performance Award. The Committee may adjust the payment of Awards or the performance objectives if events occur or circumstances arise which would cause a particular payment or set of performance objectives to be inappropriate as a measure of performance.

     (c) Terms and Conditions. A Participant to whom a Performance Award has been granted is given performance objectives to be reached over a specified period, the "performance period." Generally this period shall be not less than one year.

          Any Participant granted a Performance Award pursuant to this
          Section 9 who by reason of death (other than by suicide), Disability or Retirement (or, in the case of a Non-Employee Director, retires from the Board pursuant to the provisions of the Corporation's By-laws) either terminates employment or ceases service as a member of the Board before the end of the performance period is entitled to receive a portion of any earned Performance Award. The Committee, in its discretion, will determine the amount of the Performance Award earned, if any, and the time at which payment will be made.

          A Participant who terminates employment for any other reason, including death by suicide, forfeits all rights under the Performance Award.


SECTION 10.  Amendments and Termination
---------------------------------------

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation shall be made which affects an existing Award under the Plan without the optionee's or Participant's consent. If stockholder approval of this Plan is obtained, no amendment, alteration or discontinuation shall be made by the Board which, without the approval of the stockholders, would:

     (a) increase the total number of shares reserved for the purpose of the Plan, except as provided for in accordance with Section 4 of the Plan;

                                       12

     (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option, except as provided for in accordance with Section 4 of the Plan;

     (c) change the Participants or class of Participants eligible to participate in the Plan;

     (d) extend the maximum option period under paragraph (b) of Section 6 of the Plan; or

     (e) materially increase in any other way the benefits accruing to Participants.

The Committee may amend the terms of any Award or option theretofore granted, prospectively or retroactively, but no such amendment shall affect an existing Award under the Plan without the Participant's consent. In addition, no such amendment shall have the effect of repricing previously granted Stock Options by lowering the exercise price of any previously granted Stock Options, or cancelling outstanding Stock Options with subsequent replacements or regrant of Stock Options with lower exercise prices.


SECTION 11.  Change of Control
------------------------------

The following provisions shall apply in the event of a "Change of Control," as defined in this Section 11:

     (a) Unless otherwise determined by the Committee at grant, in the event of a "Change of Control" as defined in paragraph (c) of this Section 11, the vesting of any outstanding Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards shall be accelerated so that all Awards not previously exercisable and vested are fully exercisable and vested.

     (b) Unless otherwise determined by the Committee at grant, if a Participant who is an employee terminates employment for any reason following a Change of Control, any outstanding Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards granted to the Participant that are not fully exercisable and vested shall become fully exercisable and vested as of the date of such termination of employment and any obligations to pay amounts to the Corporation or any Subsidiary in connection with an Award shall be terminated as of the date of such termination of employment.

     (c) For purposes of this Section 11, a "Change of Control" means the happening of any of the following:

          (i) when any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

          (ii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Corporation by an entity other than the Corporation or a Subsidiary through purchase of assets, or by merger, or otherwise;

          (iii)the filing of an application with any regulatory authority having jurisdiction over the ownership of the Corporation by any "person," as defined in the preceding paragraph,

                                       13

               to acquire 20% or more of the combined voting power of the Corporation's then outstanding securities; or

          (iv) the occurrence of a "Triggering Event" as such term is defined in the Rights Agreement dated April 28, 1999, by and between the Corporation and Trust Company Bank, the provisions of which are incorporated herein by this reference.

     (d) For purposes of this Section 11, a "Change of Control" shall not result from any transaction precipitated by the Corporation's insolvency, appointment of a conservator, or determination by a regulatory agency that the Corporation is insolvent, nor from any transaction initiated by the Corporation in regard to creating a holding company of which the Corporation would be a primary entity, nor from any transaction initiated by the Corporation in regard to converting from a publicly traded company to a privately held company.

SECTION 12.  General Provisions
-------------------------------

     (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities or other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The Corporation and its Subsidiaries specifically reserve the right to terminate (whether by dismissal, discharge, retirement or otherwise) any Participant's employment with the Company or a Subsidiary at any time at will. Neither the granting of an Award nor the adoption of the Plan shall confer upon any employee of the Corporation or its Subsidiaries any right to continued employment with the Corporation or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary to terminate the employment of any of its employees at any time.

     (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. A Participant may irrevocably elect to have the withholding tax obligations or, in the case of all Awards hereunder except Stock Options which have related Option Price Adjustment Rights or Stock Appreciation Rights, if the Committee so determines, any additional tax obligation with respect to any Awards hereunder satisfied by (a) having the Corporation withhold shares of Stock otherwise deliverable to the Participant with respect to the Award or
          (b) delivering to the Corporation shares of unrestricted Stock; provided, however, that if the Participant is an "officer" of the Corporation within the meaning of Section 16 of the Exchange Act, no such election shall be made (i) unless the Plan has been approved by shareholders in

                                       14

          accordance with Section 15 of the Plan and (ii) such election is made either (a) during one of the "window" periods described in section
          (c)(3)(iii) of Rule 16b-3 promulgated under the Exchange Act, or (b) at least six months prior to the date income is recognized with respect to the Award.

     (d) No members of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation provided such individual first gives the Corporation an opportunity, at its own expense, to handle and defend any legal action before such individual undertakes to handle and defend such legal action.

     (e) The existence of Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Awards shall not affect the right or power of the Corporation and its shareholders to make adjustments, recapitalizations, reorganizations, or other changes to the Corporation's capital structure or its business; issue bonds, debentures, preferred or prior preference stocks affecting the Corporation's Common Stock or the rights thereof; dissolve or liquidate the Corporation, or sell or transfer any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

     (f) The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia, except where those laws may be superseded by the laws of the United States of America. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia.

     (g) The obligation of the Corporation to make payment of Awards in Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the Securities Act of 1933, as amended from time to time ("1993 Act"), any of the shares of Stock paid under the Plan. If the Stock paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such Stock in such manner as it deems advisable to ensure the availability of any such exemption.


SECTION 13.  Cash Awards and Loans
----------------------------------

The Committee, in its sole discretion, at any time may authorize special cash Awards to Participants to enable them to fund the exercise price of a Stock Option or any taxes that must be paid or withheld upon the exercise of a Stock Option or Stock Appreciation Right to fund the purchase price (if any) of Restricted Stock or any taxes that must be paid or withheld with respect to Restricted Stock, or to fund any taxes that must be paid or withheld with respect to any Performance Award. The Committee in its sole discretion, at any time, may assist a Participant in obtaining a loan for any funds required in connection with any aspect of the Plan, including without limitation the exercise or purchase price of any Award and any taxes that must be paid or withheld in connection with any Award.


                                       15


SECTION 14.  Accounting
-----------------------

It is the intent of the Board that the accounting expenses for any Awards under this Plan to employees of Subsidiaries be charged to the Subsidiaries employing such employees and not to the Corporation. The Board of Directors and the Committee shall have the right to adopt any policies and procedures required in order to carry out this intent.


SECTION 15.  Effective Date of Plan
-----------------------------------

The Plan shall become effective upon the earlier of its adoption by the Board of Directors or by the Executive Committee of the Board of Directors; provided, however, that Incentive Stock Options awarded hereunder shall be automatically converted into Non-Qualified Stock Options if shareholder approval of the Plan is not obtained within twelve months of the Plan's effective date.


SECTION 16.  Term of Plan
-------------------------

No Stock Option, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Awards theretofore granted may extend beyond that date.


SECTION 17.  Execution
----------------------

IN WITNESS WHEREOF, the Corporation has caused this Plan to be signed by its duly authorized officers effective as of this 1st day of March, 2002.


                                          SYNOVUS FINANCIAL CORP.


                                          By:/s/G. Sanders Griffith, III

                                          Title: Senior Executive Vice President
                                                 General Counsel and Secretary


                                       16